CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                               PURCHASE AGREEMENT

                                     BETWEEN

                             NEXTWAVE TELECOM INC.,

                     NEXTWAVE PERSONAL COMMUNICATIONS INC.,

                             NEXTWAVE PARTNERS INC.,

                          NEXTWAVE POWER PARTNERS INC.

                                       AND

                              CINGULAR WIRELESS LLC

                              DATED AUGUST 4, 2003

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                                TABLE OF CONTENTS

ARTICLE I. PURCHASE AND SALE......................................................................................1
   1.1      Purchase and Sale.....................................................................................1
   1.2      Purchase Price Payable at Closing.....................................................................1
   1.3      Excluded Liabilities..................................................................................2
ARTICLE II. CLOSING...............................................................................................2
   2.1      Closing...............................................................................................2
   2.2      Closing Deliveries of Buyer...........................................................................3
   2.3      Closing Deliveries of Sellers.........................................................................3
ARTICLE III. REPRESENTATIONS AND WARRANTIES OF SELLERS............................................................4
   3.1      Organization of Sellers...............................................................................4
   3.2      Authority of Sellers; Enforceability..................................................................4
   3.3      No Conflicts..........................................................................................4
   3.4      The Licenses..........................................................................................5
   3.5      Interests in Licenses.................................................................................6
   3.6      No Violation, Litigation or Regulatory Action.........................................................6
   3.7      No Finder.............................................................................................6
   3.8      Litigation............................................................................................7
   3.9      Bankruptcy Filings....................................................................................7
   3.10     Investment Company....................................................................................7
   3.11     Other Representations and Warranties..................................................................7
ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF BUYER...............................................................7
   4.1      Organization of Buyer.................................................................................7
   4.2      Authority of Buyer; Enforceability....................................................................7
   4.3      No Conflicts..........................................................................................8
   4.4      FCC Status............................................................................................8
   4.5      Buyer's Financial Capability..........................................................................9
   4.6      No Finder.............................................................................................9
   4.7      Litigation............................................................................................9
ARTICLE V. ACTION PRIOR TO THE CLOSING DATE.......................................................................9
   5.1      Investigation by Buyer................................................................................9
   5.2      Investigation by Sellers..............................................................................9
   5.3      Preserve Accuracy of Representations and Warranties...................................................9
   5.4      Bankruptcy Court Order...............................................................................10
   5.5      Bankruptcy Filings...................................................................................10
   5.6      Competing Proposals..................................................................................11
   5.7      Expense Reimbursement and Break-Up Fee...............................................................11
   5.8      Consents of Third Parties; Governmental Approvals....................................................13
   5.9      Sellers' Conduct.....................................................................................13
   5.10     Escrow Agent and Other Actions.......................................................................14
ARTICLE VI. ADDITIONAL AGREEMENTS................................................................................14
ARTICLE VII. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER....................................................14

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


   7.1      No Misrepresentation or Breach of Covenants and Warranties...........................................14
   7.2      No Restraint or Litigation...........................................................................15
   7.3      FCC Consent and HSR Approval.........................................................................15
   7.4      Sale Order...........................................................................................15
   7.5      Necessary Consents...................................................................................15
   7.6      Closing Deliveries...................................................................................16
   7.7      No Material Adverse Change...........................................................................16
   7.8      Lien Releases........................................................................................16
ARTICLE VIII. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLERS.................................................16
   8.1      No Misrepresentation or Breach of Covenants and Warranties...........................................16
   8.2      No Restraint or Litigation...........................................................................16
   8.3      FCC Consent and HSR Approval.........................................................................16
   8.4      Sale Order...........................................................................................16
   8.5      Closing Deliveries...................................................................................16
ARTICLE IX. INDEMNIFICATION......................................................................................17
   9.1      Agreement of Sellers to Indemnify....................................................................17
   9.2      Agreement of Buyer to Indemnify......................................................................17
   9.3      Procedures for Indemnification.......................................................................17
   9.4      Defense of Third Party Claims........................................................................18
   9.5      Certain Limits on Indemnification....................................................................19
ARTICLE X. TERMINATION...........................................................................................20
   10.1     Termination..........................................................................................20
   10.2     Effect of Termination................................................................................22
ARTICLE XI. GENERAL PROVISIONS...................................................................................22
   11.1     Confidential Nature of Information...................................................................22
   11.2     No Public Announcement; Press Releases...............................................................23
   11.3     Definitions..........................................................................................23
   11.4     Notices..............................................................................................27
   11.5     Successors and Assigns...............................................................................28
   11.6     Entire Agreement; Amendments.........................................................................29
   11.7     Waivers..............................................................................................29
   11.8     Expenses.............................................................................................29
   11.9     Construction and Interpretation......................................................................29
   11.10     Execution in Counterparts...........................................................................30
   11.11     Governing Law.......................................................................................30
   11.12     Specific Performance................................................................................30
   11.13     Jurisdiction........................................................................................30
   11.14     Headings............................................................................................30
EXHIBIT A - LICENSES............................................................................................A-1
EXHIBIT B - ESCROW AGREEMENT....................................................................................B-1
EXHIBIT C - BILL OF SALE........................................................................................C-1
EXHIBIT D - SUBJECT MATTER OF OPINION OF COUNSEL TO SELLERS.....................................................D-1
EXHIBIT E - BIDDING PROCEDURES ORDER............................................................................E-1

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


EXHIBIT F - SALE ORDER..........................................................................................F-1
EXHIBIT G - MOTION..............................................................................................G-1

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                               PURCHASE AGREEMENT

                  This Purchase Agreement (together with any agreements and schedules attached hereto, the "Agreement") is entered into on August 4, 2003 by and between NextWave Telecom Inc., a Delaware corporation ("NextWave Telecom"), NextWave Personal Communications Inc., a Delaware corporation and wholly owned subsidiary of NextWave Telecom ("NextWave Personal Communications"), NextWave Partners Inc., a Delaware corporation and wholly owned subsidiary of NextWave Telecom ("NextWave Partners"), NextWave Power Partners Inc., a Delaware corporation and wholly owned subsidiary of NextWave Partners ("NextWave Power Partners," and together with NextWave Telecom, NextWave Personal Communications and NextWave Partners, "Sellers"), and Cingular Wireless LLC, a Delaware limited liability company ("Buyer").

                  WHEREAS, each of the Sellers has commenced a case (collectively, the "Chapter 11 Cases") under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") (such Chapter 11 Cases are being jointly administered under case number 98-B 21529(ASH));

                  WHEREAS, Sellers have been granted authorizations by the FCC to construct and operate broadband PCS systems on the frequencies and in the BTAs as described on the attached Exhibit A (collectively, the "Licenses"); and

                  WHEREAS, Sellers wish to sell the Licenses to Buyer, and Buyer wishes to purchase the Licenses from Sellers, in the manner and subject to the terms and conditions set forth in this Agreement and pursuant to Section 363 of the Bankruptcy Code.

                  NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound, do hereby agree as follows:

                                   ARTICLE I.
                                PURCHASE AND SALE

                  1.1 Purchase and Sale. On the Closing Date, and upon the terms and conditions set forth herein and subject to the approval of the Bankruptcy Court pursuant to Section 363 of the Bankruptcy Code, Sellers shall sell, transfer, convey, assign, and deliver to Buyer, and Buyer shall purchase and accept from Sellers, all of Sellers' right and interest in and to the Licenses, free and clear of all Encumbrances.

                  1.2      Purchase Price Payable at Closing.

                  (a) The aggregate purchase price (the "Purchase Price") for the Licenses shall be One Billion Four Hundred Million Dollars ($1,400,000,000.00). At the Closing, in exchange for the Licenses, Buyer shall
(i) pay or deliver to Sellers, by wire transfer in immediately available funds (to an account which shall be designated in writing at least five (5) business days

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


prior to Closing by Sellers), the Purchase Price, reduced by (a) the Indemnity Escrow Amount and (b) the FCC Direct Payment, (ii) deliver the Indemnity Escrow Amount to the Escrow Agent to be held in escrow and administered in accordance with the terms of the Escrow Agreement and (iii) deliver, on behalf of the Sellers, the FCC Direct Payment to the United States Treasury. The payments made by Buyer pursuant to, and in the manner required by, this Section 1.2(a) shall constitute payment in full by Buyer to all of the Sellers.

                  (b) At or before the Closing, the parties shall make a good faith allocation of the Purchase Price. After the Closing, the parties shall make consistent use of such allocation, fair market value and useful lives for all tax purposes and in all filings, declarations and reports with the IRS in respect thereof, including the reports required to be filed under Section 1060 of the Internal Revenue Code, if any.

                  1.3 Excluded Liabilities. Buyer shall not assume, or otherwise be responsible for any liabilities, obligations, taxes or indebtedness of Sellers or any of their Affiliates (including, without limitation, any such liabilities, obligations, taxes or indebtedness related to the Licenses), whether direct or indirect, liquidated or unliquidated, known or unknown, whether accrued, absolute, contingent, matured, unmatured or otherwise, and whether arising out of occurrences prior to, at or after the Closing (collectively, the "Excluded Liabilities"). Without limiting the generality of the foregoing, all of Sellers' cost sharing obligations to other PCS licensees (or to microwave incumbents) relating to its operations prior to the Closing and all of Sellers' relocation obligations triggered by its operations prior to the Closing (each such liability a "Microwave Relocation Liability" and, collectively, the "Microwave Relocation Liabilities") shall remain Sellers' obligation and responsibility and shall not be assumed by or otherwise become the responsibility of Buyer, even if such costs and obligations are not brought to the attention of either Sellers or Buyer until after the Closing. Allowed claims for payment of Microwave Relocation Liabilities arising prior to the Closing shall be treated as administrative expenses in the Sellers' Chapter 11 Cases, entitled to priority of payment with other administrative expenses pursuant to Section 503(b) of the Bankruptcy Code and shall be paid, to the extent and in the amount of the liability, as determined by agreement of the Sellers or by Final Order of the Bankruptcy Court, pursuant to (x) the plan of reorganization of the Sellers as confirmed by Final Order of the Bankruptcy Court or (y) at the Sellers' option, otherwise pursuant to Final Order of the Bankruptcy Court. From and after the Closing, the Sellers shall maintain an adequate reserve for payment of administrative expenses, including, but not limited to, Microwave Relocation Liabilities. Notwithstanding any provision of this Agreement to the contrary, the Sellers, and each of them, and all parties in interest in the Sellers' Chapter 11 Cases shall have the right to object to any and all claims for payment of Microwave Relocation Liabilities, and the Bankruptcy Court shall retain jurisdiction to consider and determine the allowance of such claims.

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                                  ARTICLE II.
                                     CLOSING

                  2.1 Closing. The closing of the transfer of the Licenses (the "Closing") shall occur at the offices of Buyer at 10:00 A.M., local time, on a date to be specified by Buyer to Sellers, which closing date will not be more than ten (10) business days after the fulfillment or waiver of the parties' respective conditions to closing set forth in Articles VII and VIII, or such other time and place as the parties may agree (such date, the "Closing Date").

                  2.2 Closing Deliveries of Buyer. Subject to fulfillment or waiver of the conditions set forth in Article VII, at the Closing, Buyer shall deliver all of the following:

                  (a) Immediately available funds in the manner described in Section 1.2 in accordance with the payment instructions to be provided by Sellers and the Escrow Agent to Buyer prior to the Closing;

                  (b) A certificate of the secretary or assistant secretary of Buyer, dated as of the Closing Date, as to the action by the manager of Buyer authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

                  (c) A certificate of an officer of Buyer, dated the Closing Date, certifying that as of such Closing Date, (i) each representation and warranty of Buyer contained in this Agreement is true and correct in all material respects and (ii) Buyer has complied in all material respects with all of its covenants, agreements and obligations under this Agreement;

                  (d) A bill of sale transferring the Licenses to Buyer, in the form set forth on Exhibit C attached hereto, duly executed by Buyer; and

                  (e)      The Escrow Agreement duly executed by Buyer.

                  2.3 Closing Deliveries of Sellers. Subject to fulfillment or waiver of the conditions set forth in Article VIII, at the Closing, each of the Sellers shall deliver all of the following:

                  (a) A certificate of an officer of each of the Sellers, dated the Closing Date, certifying that as of such Closing Date, (i) each representation and warranty of such Seller contained in Sections 3.3(c), 3.4, 3.5, 3.6, 3.8, 3.9 and 3.10 of this Agreement is true and correct, (ii) each other representation and warranty of such Seller contained in this Agreement is true and correct in all material respects and (iii) such Seller has complied in all material respects with all of its covenants, agreements and obligations under this Agreement;

                  (b) A certificate of the secretary of each of the Sellers, dated as of the Closing Date, as to the resolutions of the Board of Directors of such Seller authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                  (c) A bill of sale transferring the Licenses to Buyer, in the form set forth on Exhibit C attached hereto, duly executed by Sellers;

                  (d) Opinions of Sellers' legal counsel, dated as of the Closing Date, covering the matters set forth on Exhibit D attached hereto; and

                  (e)      The Escrow Agreement duly executed by Sellers.

                                  ARTICLE III.
                    REPRESENTATIONS AND WARRANTIES OF SELLERS

                  Sellers hereby jointly and severally represent and warrant to Buyer as follows:

                  3.1 Organization of Sellers. Each of the Sellers is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of the Sellers is duly qualified and in good standing as a foreign corporation in each of the jurisdictions where such qualification is required by law, except for the failure of which would not impair or otherwise affect Buyer's interest in and right to control and operate the Licenses free and clear of Encumbrances or would not be reasonably likely to materially delay or materially impair Sellers' ability to consummate the transactions contemplated by this Agreement.

                  3.2      Authority of Sellers; Enforceability.

                  (a) Subject to the limitations imposed on each Seller as a result of having filed a petition for relief under the Bankruptcy Code, each of the Sellers has the full corporate power and authority to own its Licenses. Subject to the Sale Order and the Bidding Procedures Order becoming Final Orders, each of the Sellers has the full corporate power and authority to execute, deliver and perform this Agreement and any agreement, document or instrument executed and delivered pursuant to this Agreement or in connection with this Agreement. The execution, delivery and performance of this Agreement and any agreement, document or instrument executed and delivered pursuant to this Agreement or in connection with this Agreement by each of the Sellers has been duly authorized and approved by all necessary corporate action of such Seller. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby do not require any approval or consent of the holders of capital stock of any of the Sellers.

                  (b) Subject to the Sale Order and the Bidding Procedures Order becoming Final Orders, this Agreement is the legal, valid and binding obligation of each of the Sellers, enforceable against each of them in accordance with its terms.

                  3.3 No Conflicts. Subject to the Sale Order, the Bidding Procedures Order and the FCC Consent becoming Final Orders and the HSR Approval, neither the execution and

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


delivery of this Agreement nor the consummation of any of the transactions contemplated hereby nor compliance with or fulfillment of the terms, conditions and provisions hereof will:

                  (a) Violate or conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination, modification or cancellation or a loss of rights under, or require any notice to, authorization or approval of, filing with or consent under: (1) the certificate of incorporation or bylaws of any of the Sellers; (2) any note, indenture, instrument, agreement, mortgage, lease, license, franchise, permit or other authorization, right, restriction or obligation to which any of the Sellers is a party or any of its properties is subject or by which any of the Sellers is bound; (3) any Court Order to which any of the Sellers is a party or by which it is bound; or (4) any Requirements of Laws affecting any of the Sellers;

                  (b) Require the approval, consent, authorization or act of, or the making by the Sellers of any declaration, filing or registration with any Person; or

                  (c) Result in the creation or imposition of any Encumbrance on any of the Licenses.

                  3.4      The Licenses.

                  (a) Each of the Sellers has all state, local and federal permits, licenses, franchises, variances, exemptions, orders, operating rights and other state, local and federal governmental authorizations, consents and approvals, if any, necessary to conduct their business as presently conducted, except for those the absence of which would not impair or otherwise affect Buyer's interest in and right to control and operate the Licenses free and clear of Encumbrances or would not be reasonably likely to delay or impair Sellers' ability to consummate the transactions contemplated by this Agreement.

                  (b) Sellers have performed as of the date of this Agreement, and will have performed as of the Closing Date, all of their respective obligations required to have been performed under the Licenses as of such dates, except for the non-performance of which would not impair or otherwise affect Buyer's interest in and right to control and operate the Licenses free and clear of Encumbrances or would not be reasonably likely to delay or impair Sellers' ability to consummate the transactions contemplated by this Agreement. No event has occurred or condition or state of facts exists which constitutes or, after notice or lapse of time or both, would constitute a breach or default under the Licenses which permits or, after notice or lapse of time or both, would permit revocation, cancellation, suspension or adverse modification of the Licenses, or which might adversely affect the rights of Sellers under the Licenses, except for the occurrence of which would not impair or otherwise affect Buyer's interest in and right to control and operate the Licenses free and clear of Encumbrances or would not be reasonably likely to delay or impair Sellers' ability to consummate the transactions contemplated by this Agreement. Except as set forth in Schedule 3.4(c), the Licenses are valid and in full force and effect and have been granted by the FCC by Final Order. Subject to the Sale Order, the Bidding Procedures

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


Order and the FCC Consent becoming Final Orders and HSR Approval, the Licenses may be assigned and transferred to Buyer in accordance with this Agreement and will continue in full force and effect thereafter without the consent, approval, or act of, or the making of any filing with, any Governmental Body. The Licenses
(i) were granted on the grant dates specified on Exhibit A and (ii) expire on the expiration dates specified on Exhibit A.

                  (c) Except for the Chapter 11 Cases and except as set forth on Schedule 3.4(c), (i) there are no judicial or administrative claims, actions, suits, demands, proceedings or investigations pending or, to the knowledge of the Sellers, threatened against any of the Sellers or any Affiliate thereof relating to any of the Licenses in, before or by any court or Governmental Body, (ii) there is no judgment, decree or injunction outstanding against any of the Sellers or any Affiliate thereof relating to or involving the Licenses, (iii) there is no rule or order outstanding against any of the Sellers or any Affiliate thereof relating to or involving the Licenses that would impair or otherwise affect Buyer's interest in and right to control and operate the Licenses free and clear of Encumbrances or that would create any Encumbrances that would not be released pursuant to the Sale Order and (iv) there are no unsatisfied judgments against any of the Sellers or any Affiliate thereof with respect to the Licenses.

                  (d) Except as set forth in Schedule 3.4(c), each of the Sellers is qualified under the FCC's rules and the Communications Act to hold and convey the Licenses held by it, and has been so qualified continuously since the filing of the applicable FCC Form 175 application to participate in bidding on the right to use the frequencies encompassed by each of the Licenses. Except as set forth in Schedule 3.4(c), to the knowledge of Sellers, there are no facts or circumstances relating to the FCC qualifications of Sellers or any of their Affiliates that would prevent or materially delay the FCC's grant of any FCC Form 603 (or other appropriate form) application under FCC rules and the Communications Act.

                  (e) Each of the Sellers has submitted to the FCC, on Form 601, a timely notification of its satisfaction of the five-year construction benchmark applicable to each of the Licenses held by it as mandated by 47 C.F.R. ss. 24.203. The factual assertions of the Sellers in each Form 601 are true and correct in all material respects. The file number and grant date for each applicable benchmark notification is specified on Exhibit A.

                  3.5      Interests in Licenses. Except as described on
Schedule 3.5, each of the Sellers validly holds and has the right to control and operate its Licenses, free and clear of all Encumbrances. Notwithstanding anything to the contrary in this Agreement, upon delivery to Buyer on the Closing Date, subject to the Sale Order and the FCC Consent having become Final Orders, Buyer will validly hold and have the right to control and operate the Licenses, free and clear of all Encumbrances. There are no obligations under 47 C.F.R. ss. 1.2111(d), 47 C.F.R. ss. 24.714 or otherwise, to repay to the U.S. Government or any other party bidding credits utilized by Sellers in connection with the auctions in which the right to use the frequencies encompassed by the Licenses was awarded that are not satisfied by the FCC Direct Payment.

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                  3.6 No Violation, Litigation or Regulatory Action. Sellers have complied in all material respects with all Requirements of Law applicable to the Licenses. As of the date hereof, Sellers have made all regulatory filings required, and paid all fees and assessments imposed, with respect to the Licenses by any Governmental Body, and all such filings and the calculation of such fees, are accurate in all material respects. Except as set forth in Schedule 3.4(c), there is no investigation, claim, action, suit or other proceeding pending or, to the best knowledge of the Sellers, threatened against any of the Sellers, relating to any of the Sellers or the Licenses which, if adversely determined, would result in the revocation, cancellation, suspension or adverse modification of the Licenses, nor are any of the Sellers aware of any reasonable basis for any such investigation, claim, action, suit or proceeding.

                  3.7 No Finder. Except for UBS Investment Bank (formerly UBS Warburg LLC), to which any and all obligations relating to the transfer of the Licenses hereunder will be satisfied solely by the Sellers, no broker or finder has acted on behalf of the Sellers in connection with the transactions contemplated hereby.

                  3.8 Litigation. Except as set forth in Schedule 3.4(c), there is no action, claim, demand, suit, proceeding, arbitration, grievance, citation, summons, subpoena, inquiry or investigation of any nature, civil or criminal, regulatory or otherwise, in law or in equity, pending or, to the knowledge of the Sellers, threatened against or relating to the Sellers or the Licenses which seeks to enjoin or rescind the transactions contemplated by this Agreement or otherwise prevent Sellers from complying with the terms and provisions of this Agreement or which could result in a Material Adverse Change.

                  3.9 Bankruptcy Filings. As of the date of this Agreement, there are no motions pending, and the Sellers are not aware of any intention of a third party to file a motion, to convert or dismiss the Chapter 11 Cases or to appoint a trustee. As of the Closing Date, there shall be no motion pending, and the Sellers shall not be aware of any intention of a third party to file a motion, to convert or dismiss the Chapter 11 Cases or to appoint a trustee which would result in a cancellation or repudiation of this Agreement or the transactions contemplated hereby. There are no motions pending or orders of the Bankruptcy Court in effect that would prevent Sellers from complying with the terms of this Agreement.

                  3.10 Investment Company. None of the Sellers is, nor after consummation of the transactions contemplated by this Agreement will be, an investment company, unit investment trust or face-amount certificate company under the Investment Company Act of 1940, as amended, or subject to regulation under such Act, or controlled by an investment company, unit investment trust or face-amount certificate company under such Act.

                  3.11 Other Representations and Warranties. Except for the representations and warranties set forth in this Agreement and the certificates delivered at Closing pursuant to Article II, no Seller is making any other representations or warranties concerning the Licenses or the Sellers.

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                                  ARTICLE IV.
                     REPRESENTATIONS AND WARRANTIES OF BUYER

                  Buyer hereby represents and warrants to Sellers as follows:

                  4.1 Organization of Buyer. Buyer is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  4.2      Authority of Buyer; Enforceability.

                  (a) Buyer has the full limited liability company power and authority to execute, deliver and perform this Agreement and any agreement, document or instrument executed and delivered pursuant to this Agreement or in connection with this Agreement. The execution, delivery and performance of this Agreement and any agreement, document or instrument executed and delivered pursuant to this Agreement or in connection with this Agreement by Buyer have been duly authorized and approved by all necessary limited liability company actions on the part of Buyer.

                  (b) This Agreement is the legal, valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms, except for the effect thereon of any applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting the rights of creditors generally, and general principles of equity.

                  4.3 No Conflicts. Subject to the Sale Order, the Bidding Procedures Order and the FCC Consent becoming Final Orders and the HSR Approval, neither the execution and delivery of this Agreement nor the consummation of any of the transactions contemplated hereby nor compliance with or fulfillment of the terms, conditions and provisions hereof will:

                  (a) Violate or conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination, modification or cancellation or a loss of rights under, or require any notice to, authorization or approval of, filing with or consent under: (1) the certificate of formation or operating agreement of Buyer; (2) any note, indenture, instrument, agreement, mortgage, lease, license, franchise, permit or other authorization, right, restriction or obligation to which Buyer is a party or any of its properties is subject or by which Buyer is bound, except for the occurrence of which would not be reasonably likely to materially delay or materially impair Buyer's ability to consummate the transactions contemplated by this Agreement; (3) any Court Order to which Buyer is a party or by which it is bound; or (4) any Requirements of Laws affecting Buyer.

                  (b) Require the approval, consent, authorization or act of, or the making by Buyer of any declaration, filing or registration with any Person (other than filings with the Securities and Exchange Commission).

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                  4.4 FCC Status. (i) Each of Buyer and its Affiliates holds or controls all FCC licenses necessary to the lawful operation of its business and has the requisite FCC qualifications to hold or control such FCC licenses except as would not be reasonably likely to materially delay or materially impair Buyer's ability to consummate the transactions contemplated by this Agreement, (ii) there is no pending or threatened application, petition, objection or other pleading with the FCC or other Governmental Body challenging the FCC qualifications of Buyer or any of its Affiliates to hold any of its FCC licenses, except for rule making or similar proceedings of general applicability to persons engaged in substantially the same business conducted by Buyer or any of its Affiliates and except as would not be reasonably likely to materially delay or materially impair Buyer's ability to consummate the transactions contemplated by this Agreement, (iii) Buyer and its Affiliates are qualified under FCC rules and the Communications Act to hold or control the entities which will hold the Licenses to be held by Buyer or any person under common control with Buyer after the effective time of this Agreement, and (iv) to the knowledge of Buyer, there are no facts or circumstances relating to the FCC qualifications of Buyer or any of its Affiliates that would prevent or materially delay the FCC's grant of any FCC Form 603 (or other appropriate form) application contemplated by this Agreement under FCC rules and the Communications Act.

                  4.5 Buyer's Financial Capability. Buyer has the financial capability, including all financing, sufficient cash or cash equivalents and/or credit facilities, necessary to consummate the transactions contemplated in this Agreement and pay the Purchase Price.

                  4.6 No Finder. Except for Lehman Brothers Inc., to which any and all obligations relating to the transfer of the Licenses hereunder will be satisfied solely by Buyer, no broker or finder has acted on behalf of Buyer in connection with the transactions contemplated hereby.

                  4.7 Litigation. There is no action, claim, demand, suit, proceeding, arbitration, grievance, citation, summons, subpoena, inquiry or investigation of any nature, civil or criminal, regulatory or otherwise, in law or in equity, pending or, to the knowledge of Buyer, threatened against or relating to Buyer which seeks to enjoin or rescind the transactions contemplated by this Agreement or otherwise prevent Buyer from complying with the terms and provisions of this Agreement.

                                   ARTICLE V.
                        ACTION PRIOR TO THE CLOSING DATE

                  5.1 Investigation by Buyer. Sellers shall furnish to Buyer or its authorized representatives such information concerning the Licenses and Sellers as shall be reasonably requested, including all such information as shall be necessary to enable Buyer or its authorized representatives to verify the accuracy of the representations and warranties contained in this Agreement, to verify that the covenants of Sellers contained in this Agreement have been complied with and to determine whether the conditions set forth in Article VII have been

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


satisfied. No investigation made by Buyer or its authorized representatives hereunder shall affect the representations and warranties of Sellers hereunder.

                  5.2 Investigation by Sellers. Buyer shall furnish to Sellers or their authorized representatives such information concerning Buyer as shall be reasonably requested, including all such information as shall be necessary to enable Sellers or their authorized representatives to verify the accuracy of the representations and warranties contained in this Agreement, to verify that the covenants of Buyer contained in this Agreement have been complied with and to determine whether the conditions set forth in Article VIII have been satisfied. No investigation made by Sellers or their authorized representatives hereunder shall affect the representations and warranties of Buyer hereunder.

                  5.3 Preserve Accuracy of Representations and Warranties. Each of the parties hereto shall refrain from taking any action that would render any representation or warranty of such party contained in this Agreement inaccurate in any material respect as of the Closing Date. Each party shall promptly notify the other in writing (a) of any action, suit, claim, proceeding or investigation that shall be instituted or threatened against such party to restrain, prohibit or otherwise challenge the legality of any transaction contemplated by this Agreement or (b) of any development causing a breach of any of the representations and warranties of such party in Articles III or IV above, as applicable. No disclosure by any party pursuant to this Section 5.3, however, shall be deemed to amend or supplement this Agreement or any of its schedules or to prevent or cure any misrepresentation, breach of warranty or breach of covenant therein.

                  5.4      Bankruptcy Court Order.

                  (a) As soon as practicable, but in no event later than twenty-four (24) hours after the execution of this Agreement, Sellers shall each file with the Bankruptcy Court and serve upon all appropriate creditors and parties-in-interest (including all such creditors and parties-in-interest as may be designated by Buyer), a motion in the form attached hereto as Exhibit G seeking (i) entry of the Bidding Procedures Order and (ii) entry of the Sale Order.

                  (b) Each of the Sellers shall use its best efforts to obtain the Bidding Procedures Order no later than August 29, 2003, and the Sale Order no later than October 17, 2003, subject to its obligations to comply with any order of the Bankruptcy Court (including, but not limited to, Sellers' right and ability to conduct an auction in accordance with the Bidding Procedures Order).

                  (c) Each of the Sellers shall promptly make any filings and use its best efforts to obtain any and all other approvals and orders necessary or appropriate for consummation of the transactions contemplated hereby, subject to its obligations to comply with any order of the Bankruptcy Court.

                  (d) In the event an appeal is taken, or a stay pending appeal is requested, from either the Bidding Procedures Order or the Sale Order, Sellers shall immediately notify Buyer of

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


such appeal or stay request and shall provide to Buyer promptly a copy of the related notice of appeal or order of stay. Sellers shall also provide Buyer with written notice of any motion or application filed in connection with any appeal from either of such orders. Sellers and Buyer shall use their respective commercially reasonable best efforts to defend any such appeal.

                  (e) From and after the date hereof, none of the Sellers shall take any action the effect of which would be, or fail to take any action the effect of which failure to act would be, to: (i) prevent or materially impede the vesting, upon the Closing Date, of the Licenses in Buyer free and clear of all Encumbrances; or (ii) result in the reversal, voiding, modification or staying of the Bidding Procedures Order or the Sale Order. Subject to their obligations to comply with any order of the Bankruptcy Court (including, but not limited to, Sellers' right and ability to conduct an auction in accordance with the Bidding Procedures Order), each of the Sellers agrees not to file, consent to be filed or support a plan of reorganization, or file any pleadings, with the Bankruptcy Court that would be inconsistent with the terms of this Agreement or would conflict with or diminish any of Buyer's rights hereunder.

                  (f) Buyer shall provide such cooperation and assistance as Sellers may reasonably request in order to enable Sellers to satisfy their obligations under this Section 5.4.

                  5.5      Bankruptcy Filings.

                  (a) From and after the date of this Agreement through the Closing Date, each of the Sellers shall deliver (or cause to be delivered) to Buyer copies of all pleadings, motions, notices, statements, schedules, applications, reports and other papers that are to be filed by Sellers in the Chapter 11 Cases that relate, in whole or in part, to this Agreement or Buyer, or its constituent members or its or their agents or representatives, within such time prior to the filing of such papers as may be reasonable under the circumstances before the filing of such papers.

                  (b) Commencing with the filing of the Sale Motion and ending on the first to occur of the Closing or the termination of this Agreement, Buyer shall not take (i) any action in the Chapter 11 Cases, including but not limited to the filing of a plan of reorganization or offer to purchase any of Sellers' assets without the prior written consent of Sellers (although nothing herein shall prevent Buyer from asserting its rights or fulfilling its obligations under this Agreement) or (ii) any actions nor file any pleadings, other than those specifically contemplated by this Agreement, before any court or Governmental Body with respect to Sellers, the Licenses, or any of Sellers' other assets or operations without the prior written consent of Sellers (although nothing herein shall prevent Buyer from asserting its rights or fulfilling its obligations under this Agreement).

                  5.6      Competing Proposals.

                  (a) Prior to entry of the Bidding Procedures Order, none of the Sellers shall directly or indirectly, through any officer, director, employee, advisor or otherwise, solicit any Competing Proposal or participate in any negotiations with respect thereto. Following the entry

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


of the Bidding Procedures Order and prior to entry of the Sale Order, the Sellers may not solicit any Competing Proposal, but may take all actions with respect to Competing Proposals according to the procedures set forth in the Bidding Procedures Order. Following the entry of the Sale Order, none of the Sellers shall directly or indirectly, through any officer, director, employee, advisor or otherwise, solicit any Competing Proposal or participate in any negotiations with respect thereto.

                  (b) From and after the date of this Agreement, Sellers shall keep Buyer informed of all Competing Proposals in accordance with the terms of the Bidding Procedures Order.

                  5.7      Expense Reimbursement and Break-Up Fee.

                  (a) Notwithstanding anything in this Agreement to the contrary, commencing on the entry of the Bidding Procedures Order, in addition to and cumulative of any rights and remedies of Buyer set forth in Section 10.1 hereof and subject to Section 5.7(d) hereof, Sellers agree, jointly and severally, to pay Buyer both the Expense Reimbursement and the Break-Up Fee in the event this Agreement is terminated:

                           (i)      by Buyer pursuant to Sections 10.1(d)(i) or
10.1(d)(ii); or

                           (ii)     by Sellers pursuant to Section 10.1(e)(i).

                  (b) Notwithstanding anything in this Agreement to the contrary, commencing on the entry of the Bidding Procedures Order, in addition to and cumulative of any rights and remedies of Buyer set forth in Sections 5.7(c) and 10.1 hereof, Sellers agree, jointly and severally, to pay Buyer the Expense Reimbursement in the event this Agreement is terminated:

                           (i)      by Buyer pursuant to Sections 10.1(b),
10.1(c), 10.1(d)(iii), 10.1(d)(v) or 10.1(d)(vii); or

                           (ii)     by Sellers pursuant to Sections 10.1(c),
10.1(e)(iii) or 10.1(e)(iv).

                  (c) Notwithstanding anything in this Agreement to the contrary, commencing on the entry of the Bidding Procedures Order, in addition to and cumulative of any rights and remedies of Buyer set forth in Sections 5.7(b) and 10.1 hereof and subject to Section 5.7(d) hereof, Sellers agree, jointly and severally, to pay Buyer a Break-Up Fee in the event this Agreement is terminated:

                           (i)      by Buyer pursuant to Section 10.1(b) due to
a willful breach by any of the Sellers of any of the provisions of Articles I, II, V, VI, IX or XI of this Agreement; or

                           (ii)     by Buyer pursuant to Section 10.1(d)(iii);
and

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


with respect to clauses (i) or (ii) of this Section 5.7(c), any of the Sellers enters into any agreement (including submission of a plan of reorganization) contemplating a Competing Proposal within six months of such termination.

                  (d) Expense Reimbursement payments pursuant to Sections 5.7(a) or 5.7(b) shall be paid by Sellers on the business day following termination of this Agreement by wire transfer of immediately available funds to an account designated by Buyer. Break-Up Fee payments pursuant to Sections 5.7(a) or 5.7(c) shall be paid by Sellers on the business day following the first to occur of (i) the release to Sellers of any deposit made pursuant to the Bidding Procedures Order, (ii) consummation of an agreement contemplating a Competing Proposal or (iii) consummation of a plan of reorganization contemplating a Competing Proposal, by wire transfer of immediately available funds to an account designated by Buyer, provided that such Break-Up Fee payments shall be paid (y) solely out of the proceeds of such deposit or transaction or pursuant to such plan of reorganization and (z) net of any Expense Reimbursement payments actually made previously by Sellers to Buyer. All payments required to be made pursuant to this Section 5.7 shall constitute an allowed administrative expense under Section 503(b)(1) of the Bankruptcy Code, but shall be payable solely as set forth in the preceding clause. Upon any such payment of the Expense Reimbursement and the Break-Up Fee, each of the parties and their Affiliates shall be deemed fully released and discharged from any liability or obligation arising under or resulting from this Agreement (other than those provisions of this Agreement that survive termination as set forth in
Section 10.2), and no party nor any of its Affiliates shall have any other remedy or cause of action under or in relation to this Agreement including, without limitation, for reimbursement of expenses incurred in connection with this Agreement and the transactions contemplated hereby.

                  5.8      Consents of Third Parties; Governmental Approvals.

                  (a) Consents. Each of the parties will use their commercially reasonable best efforts to secure, before the Closing Date, any consent, approval or waiver, in form and substance reasonably satisfactory to Buyer, from any party or Governmental Body as required to be obtained to assign the Licenses to Buyer or to otherwise satisfy the conditions set forth herein; provided that no Seller shall make any agreement or understanding affecting the Licenses as a condition for obtaining any such consent, approval or waiver except with the prior written consent of Buyer; and provided further that Buyer shall have no obligation to offer or pay any consideration in order to obtain any such consent or approval (other than as provided in Section 1.2).

                  (b) FCC Consents. Buyer and Sellers shall, as promptly as practicable, but in no event later than ten (10) business days following entry of the Sale Order, file with the FCC FCC Form 603 (or other appropriate form) applications seeking consent to assign the Licenses from Sellers to Buyer. Such applications shall include a request to the FCC that it, as part of the FCC Consent, state that delivery of the FCC Direct Payment as contemplated in this Agreement (including the timing for such FCC Direct Payment) will constitute full payment, and satisfies all

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


conditions, required under 47 C.F.R. ss. 1.2111 and ss. 24.714. To the extent any License being assigned involves a disaggregation of C Block spectrum and 10-year construction deadlines are applicable pursuant to 47 C.F.R. ss. 24.203, the Form 603 shall reflect that the Seller/disaggregator shall be responsible for meeting the 10-year requirement for its retained spectrum and the Buyer/disaggregatee shall be responsible for meeting the 10-year requirement for its assigned spectrum. The parties shall cooperate and use their respective reasonable efforts to prosecute such application to a favorable conclusion, including the preparation and filing of any request for waiver that the FCC indicates is necessary to grant the applications, and shall each bear their own costs for such filings. Each party shall respond with reasonable diligence and dispatch to any request for additional information made in response to such filings.

                  (c) HSR Filing. As soon as reasonably practicable, but in no event later than fifteen (15) business days following entry of the Sale Order, the parties will take such action, if any, as may be required to be taken by them under the HSR Act in connection with the transactions contemplated hereby. Each party will cooperate in the preparation of, and will file complete and accurate notification and report forms with respect to the transactions contemplated hereby, pursuant to the HSR Act and the rules and regulations promulgated thereunder, and will file on a timely basis such additional information and documentary materials as may be requested by any Governmental Body pursuant to the HSR Act. Each party will request early termination of the waiting period under the HSR Act. Each party shall promptly inform the other of any inquiries or communications from any such Governmental Body. Each party shall respond with reasonable diligence and dispatch to any request for additional information made in response to such filings. Each party shall pay its respective costs of compliance with the HSR Act, except that the Buyer shall be responsible for the Federal Trade Commission filing fee for any required filing under the HSR Act.

                  5.9 Sellers' Conduct. From the date of this Agreement until the Closing, each of the Sellers shall:

                  (a) use its best efforts not to surrender, or to permit an adverse modification of, revocation of, forfeiture of, or failure to renew under regular terms, any of the Licenses, or cause the FCC to institute any proceeding for the revocation, suspension, or adverse modification of any such Licenses;

                  (b) not take any action that is inconsistent with the FCC Term Sheet; and

                  (c) comply with all Requirements of Laws applicable to the Licenses.

                  5.10 Escrow Agent and Other Actions. Without limitation of any other provision of this Agreement, as soon as practicable after the execution of this Agreement, the parties shall use their respective commercially reasonable efforts to select an Escrow Agent and cooperate with the other to take such other actions as may be necessary to effectuate in a timely manner the Closing after the fulfillment or waiver of the parties' respective conditions set forth in Articles VII and VIII.

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                                  ARTICLE VI.
                              ADDITIONAL AGREEMENTS

         Sellers, from time to time after the Closing, at Buyer's request, will execute, acknowledge and deliver to Buyer such other instruments of conveyance and transfer and will take such other actions and execute and deliver such other documents, certifications and further assurances as Buyer may reasonably require in order to vest more effectively in Buyer, or to put Buyer more fully in possession of, any of the Licenses. In addition to any specific requirement set forth herein, such as set forth in Section 5.8, each of the parties hereto will cooperate with the other and execute and deliver to the other parties hereto such other instruments, documents and information and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to (a) carry out, evidence and confirm the intended purposes of this Agreement and (b) make any declaration, filing or registration with any Governmental Body, including, but not limited to, the Securities and Exchange Commission.

                                  ARTICLE VII.
                CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER

                  The obligations of Buyer under this Agreement shall be, at the option of Buyer, subject to the satisfaction of the conditions set forth below, on or prior to the Closing Date. These conditions are solely for the benefit of Buyer and may be waived by Buyer at any time in its sole discretion.

                  7.1 No Misrepresentation or Breach of Covenants and Warranties. There shall have been no material breach by Sellers in the performance of any of their covenants and agreements herein. Subject to the next succeeding sentence, each of the representations and warranties of Sellers contained in Sections 3.3(c), 3.4, 3.5, 3.6, 3.8, 3.9 and 3.10 of this Agreement shall be true and correct and each of the other representations and warranties of Sellers contained in this Agreement shall be true and correct in all material respects. For the purpose of this Section 7.1, any qualification or limitation of any representation or warranty by reference to any schedule shall be disregarded in determining any inaccuracy, untruth, incompleteness or breach thereof.

                  7.2      No Restraint or Litigation.

                  (a) No Governmental Body shall have commenced an action, suit, investigation or proceeding (other than, if commenced, any such actions, suits, investigations or proceedings that have been withdrawn or dismissed with prejudice prior to Closing) to restrain or prohibit or otherwise challenge the legality or validity of the transactions contemplated hereby, or which would adversely affect Buyer's interest in and right to control and operate the Licenses free and clear of Encumbrances following the Closing.

                  (b) No Person shall have commenced an action, suit, investigation or proceeding (other than, if commenced, any such actions, suits, investigations or proceedings that

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


have been withdrawn or dismissed with prejudice prior to Closing) which, if adversely determined, would be reasonably likely to impair or otherwise affect Buyer's interest in and right to control and operate the Licenses free and clear of Encumbrances or delay or impair any party's ability to consummate the transactions contemplated by this Agreement.

                  7.3 FCC Consent and HSR Approval. Notwithstanding any other provision in this Agreement, (a) the FCC shall have issued the FCC Consent
(i) without any modification to the amount of the Purchase Price or the amount of the FCC Direct Payment not consented to by Buyer, (ii) without any requirement that Buyer pay any amount to the FCC or any other party (other than as contemplated in Section 1.2(a)) and (iii) without any other adverse conditions imposed on Buyer or any of its Affiliates, (b) the FCC Consent shall have become a Final Order and (c) the FCC shall have withdrawn with prejudice any appeal or challenge to the Sale Order. Without limiting the generality of the foregoing, the parties specifically agree that if the FCC Consent does not
(i) (a) waive the full payment requirements and all other conditions under 47 C.F.R. ss. 1.2111 and ss. 24.714, subject to delivery of the FCC Direct Payment as contemplated in this Agreement (including the timing for such FCC Direct Payment), or (b) state that delivery of the FCC Direct Payment as contemplated in this Agreement (including the timing for such FCC Direct Payment) constitutes full payment, and satisfies all conditions, required under 47 C.F.R. ss. 1.2111 and ss. 24.714 and (ii) grant any other waivers requested necessary to implement the transfers contemplated by this Agreement, or otherwise grant such relief requested, as part of any application seeking such FCC Consent, then the FCC Consent shall be deemed to contain an adverse condition imposed on Buyer. Any approvals of the transactions contemplated by this Agreement required under the HSR Act shall have been obtained without any adverse conditions imposed on Buyer or any of its Affiliates. The applicable waiting period under the HSR Act, if applicable, shall have expired or been terminated.

                  7.4 Sale Order. The Sale Order shall have been entered and become a Final Order and shall not have been modified.

                  7.5 Necessary Consents. Sellers shall have delivered all third party consents or approvals required for Sellers to consummate the transactions contemplated by this Agreement.

                  7.6 Closing Deliveries. Each of the Sellers shall have made all of its closing deliveries described in Section 2.3.

                  7.7 No Material Adverse Change. There shall not have occurred any Material Adverse Change, or any condition or event that could reasonably be expected to result in a Material Adverse Change.

                  7.8 Lien Releases. Without limiting in any way the Sale Order, Buyer shall have received affirmative releases of all Encumbrances relating to the Licenses.

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                                 ARTICLE VIII.
               CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLERS

                  The obligations of Sellers under this Agreement shall be, at the option of Sellers, subject to the satisfaction of the conditions set forth below, on or prior to the Closing Date. These conditions are solely for the benefit of Sellers and may be waived by Sellers at any time in their sole discretion.

                  8.1 No Misrepresentation or Breach of Covenants and Warranties. There shall have been no material breach by Buyer in the performance of any of its covenants and agreements herein. Each of the representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects.

                  8.2 No Restraint or Litigation. No Governmental Body shall have commenced an action, suit, investigation or proceeding (other than, if commenced, any such actions, suits, investigations or proceedings that have been withdrawn or dismissed with prejudice prior to Closing) to restrain or prohibit or otherwise challenge the legality or validity of the transactions contemplated hereby, or which is reasonably likely to prevent Buyer from complying with the terms of this Agreement.

                  8.3 FCC Consent and HSR Approval. Notwithstanding any other provision in this Agreement, (a) the FCC shall have issued the FCC Consent without any (i) modification of the amount of the Purchase Price not consented to by Sellers, (ii) modification of the amount of the FCC Direct Payment not consented to by Sellers or (iii) modification of the terms of Section 3 of the FCC Term Sheet, the language of which is attached as Schedule 8.3 hereto, not consented to by Sellers that would result in a material adverse effect on Sellers and (b) the FCC Consent shall have become a Final Order. The applicable waiting period under the HSR Act, if applicable, shall have expired or been terminated.

                  8.4 Sale Order. The Sale Order shall have been entered and become a Final Order and shall not have been modified.

                  8.5 Closing Deliveries. Buyer shall have made all of its closing deliveries described in Section 2.2.

                                  ARTICLE IX.
                                 INDEMNIFICATION

                  9.1 Agreement of Sellers to Indemnify. Subject to the terms and conditions of this Article IX, each of the Sellers agrees, jointly and severally, to indemnify, defend, and hold harmless the Buyer Indemnified Parties from, against, for, and in respect of any and all Losses asserted against, imposed upon, or incurred by the Buyer Indemnified Party (whether before or after the Closing) by reason of, resulting from, based upon, or arising out of:

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                  (a) the breach of any representation or warranty of any Seller contained in or made pursuant to this Agreement or in any certificate, Schedule, or Exhibit furnished by any Seller in connection herewith;

                  (b) the breach of any covenant or agreement of any Seller contained in or made pursuant to this Agreement; or

                  (c)      any Excluded Liability.

                  For purposes of this Section 9.1, (i) to the extent any facts or circumstances can be deemed a breach of a representation or warranty by any Seller, or be deemed an Excluded Liability, such facts and circumstances shall be deemed to be an Excluded Liability and (ii) for purposes of determining if any representation or warranty of any Seller has been breached, any qualification or limitation of such representation or warranty by reference to any schedule shall be disregarded in determining any inaccuracy, untruth, incompleteness or breach thereof.

                  9.2 Agreement of Buyer to Indemnify. Subject to the terms and conditions of this Article IX, Buyer agrees to indemnify, defend, and hold harmless the Seller Indemnified Parties from, against, for, and in respect of any and all Losses asserted against, imposed upon, or incurred by the Seller Indemnified Party (whether before or after the Closing) arising out of:

                  (a) the breach of any representation or warranty of Buyer contained in or made pursuant to this Agreement or in any certificate, Schedule, or Exhibit furnished by Buyer in connection herewith; or

                  (b) the breach of any covenant or agreement of Buyer contained in or made pursuant to this Agreement.

                  9.3      Procedures for Indemnification.

                  (a) An Indemnification Claim shall be made by the Indemnified Party by delivery of a written declaration to the Indemnitor requesting indemnification and specifying the basis on which indemnification is sought and the amount of asserted Losses and, in the case of a Third Party Claim, containing (by attachment or otherwise) such other information as the Indemnified Party shall have concerning such Third Party Claim.

                  (b) If the Indemnification Claim involves a Third Party Claim, the procedures set forth in Section 9.4 hereof shall be observed by the Indemnified Party and the Indemnitor.

                  (c) If the Indemnification Claim involves a matter other than a Third Party Claim, the Indemnitor shall have twenty (20) calendar days to object to such Indemnification Claim by delivery of a written notice of such objection to the Indemnified Party specifying in reasonable detail the basis for such objection. Failure to timely so object shall constitute a final and binding acceptance of the Indemnification Claim by the Indemnitor and the Indemnification

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


Claim shall be paid in accordance with Section 9.3(d) hereof. If an objection is timely interposed by the Indemnitor, then the Indemnified Party and the Indemnitor shall negotiate in good faith for a period of thirty (30) calendar days from the date (such period is hereinafter referred to as the "Negotiation Period") the Indemnified Party receives such objection. Subject to the provisions of Section 11.13, nothing herein shall prevent the parties from seeking equitable or injunctive relief in a court of equity with respect to such dispute.

                  (d) Upon determination of the amount of an Indemnification Claim that is binding on both the Indemnitor and the Indemnified Party, the Indemnitor shall pay the amount of such Indemnification Claim from the Indemnity Escrow Amount if such payment is due from the Sellers, or by wire transfer of immediately available funds if such payment is due from the Buyer, within ten (10) days of the date such amount is determined. During the pendency of the Chapter 11 Cases, any obligation of Sellers under this Article IX shall be treated as an administrative expense claim in the Chapter 11 Cases pursuant to Section 503(b)(1) of the Bankruptcy Code.

                  9.4      Defense of Third Party Claims.

                  (a) In the event a claim, suit or proceeding by a third party is made or filed against any Indemnified Party (a "Third-Party Claim"), such Indemnified Party shall promptly after the receipt of written notice of such claim, suit or proceeding notify the Indemnitor in writing of such claim, suit or proceeding and thereafter the Indemnified Party shall promptly deliver to the Indemnitor copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third-Party Claim; provided, however, that the failure of the Indemnified Party to give timely notice of any such claim, suit or proceeding or to make timely delivery of any such notices or documents shall not relieve the Indemnitor of its indemnification obligations with respect to such claim, suit or proceeding except to the extent that such Indemnitor has been materially prejudiced thereby.

                  (b) The Indemnitor shall have thirty (30) days (or such lesser time as may be necessary to comply with statutory response requirements for litigation claims) from receipt of the indemnification claim (the "Notice Period") to notify the Indemnified Party, (i) whether or not the Indemnitor disputes its Liability to the Indemnified Party with respect to such claim and
(ii) notwithstanding any such dispute, whether or not the Indemnitor desires, at its sole cost and expense, to defend the Indemnified Party against such claim.

                           (i)      In the event that the Indemnitor notifies
the Indemnified Party within the Notice Period that it desires to defend the Indemnified Party against such claim then, except as hereinafter provided, the Indemnitor shall have the sole and absolute right after the receipt of notice, at its option and at its own expense, to be represented by counsel of its choice and to control, defend against, negotiate, settle or otherwise deal with such proceeding, claim or demand; provided, however, that the Indemnified Party may, at its election, participate in, but not control, the defense of any such proceeding, claim or demand through counsel of its own choice, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


the Indemnified Party shall have been advised by such counsel that there may be one or more legal defenses available to it that are different from or in addition to those available to the Indemnitor (in which case, if the Indemnified Party notifies the Indemnitor in writing that it elects separate counsel at the expense of the Indemnitor, the Indemnitor shall not have the right to assume the defense of such action on behalf of the Indemnified Party with respect to such defenses).

                           (ii)     Except where the Indemnitor (A) timely
elects to defend the Indemnified Party against such claim or demand (in which case Sections 9.4(b)(i) and (ii) shall govern), or (B) Indemnitor disputes its Liability in a timely manner under this Section 9.4, the Indemnitor shall be conclusively liable for the amount of any Loss resulting from such claim or defense which is unsuccessful.

                  (c) The Indemnified Party and the Indemnitor shall cooperate with each other in all reasonable respects in connection with the defense of any Third-Party Claim, including making available records relating to such claim and furnishing, without expense to the Indemnitor, management employees of the Indemnified Party as may be reasonably necessary for the preparation of the defense of any such claim or for testimony as witness in any proceeding relating to such claim.

                  (d) Neither the Indemnitor nor the Indemnified Party may settle any such proceeding, claim or demand if such settlement obligates the other Party to pay money, to perform obligations or to admit liability without the consent of the other Party, such consent not to be unreasonably withheld. Consent shall be presumed where the Party given written notice of the proposed settlement has not responded within twenty (20) calendar days of such written notice.

                  (e) Within thirty (30) days after (i) any final judgment or award shall have been rendered by a court or governmental body of competent jurisdiction and the time in which to appeal therefrom has expired, (ii) a settlement shall have been consummated or (iii) the Indemnified Party and the Indemnitor shall arrive at a mutually binding agreement with respect to each separate matter alleged by the Indemnified Party to be indemnified, the Indemnified Party shall forward to the Indemnitor notice of any sums due and owing by the Indemnitor with respect to such matter, and the Indemnitor shall promptly pay all undisputed sums so owing to the Indemnified Party.

                  9.5      Certain Limits on Indemnification.

                  (a) Sellers shall not have any obligations to provide indemnification for Losses pursuant to Sections 9.1 except to the extent that the aggregate amount of all such Losses exceeds Two Hundred Fifty Thousand Dollars ($250,000) (the "Basket Amount"), in which case Sellers shall be liable to Buyer only for such Losses in excess of the Basket Amount. The maximum obligation of Sellers to provide indemnification for Losses pursuant to Section
9.1 shall be limited to an aggregate amount equal to the Indemnity Escrow
Amount.

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                  (b) Buyer shall not have any obligation to provide indemnification for Losses pursuant to Section 9.2 except to the extent that the aggregate amount of all such Losses exceeds the Basket Amount, in which case Buyer shall be liable to Sellers only for such Losses in excess of the Basket Amount. The maximum obligation of Buyer to provide indemnification for Losses pursuant to Section 9.2 shall be limited to an aggregate amount equal to the Indemnity Escrow Amount.

                  (c) In the event any of the Sellers shall have filed, or consented to the filing of, a plan of reorganization with the Bankruptcy Court prior to the Closing, no Indemnified Party shall be entitled to indemnification under this Article IX unless such Indemnified Party has delivered written notice of the indemnification claim or demand to the Indemnitor prior to the later of
(a) the effective date of a confirmed plan of reorganization of the Sellers and
(b) three months after the Closing Date. In the event no Seller shall have filed, or consented to the filing of, a plan of reorganization with the Bankruptcy Court prior to the Closing, no Indemnified Party shall be entitled to indemnification under this Article IX unless such Indemnified Party has delivered written notice of the indemnification claim or demand to the Indemnitor prior to the effective date of a confirmed plan of reorganization of the Sellers. Notwithstanding the preceding provisions of this Section 9.5(c), the indemnification obligations for claims or demands for which written notice is given prior to such later date shall continue until the final resolution of each such claim or demand. Sellers' obligations under this Article IX shall be included in any plan of reorganization filed by, or permitted to be filed by, Sellers.

                  (d) The Losses incurred by an Indemnified Party shall, for purposes of determining the threshold and maximum levels thereof in accordance with Sections 9.5(a) and 9.5(b) hereunder, be offset by any insurance proceeds actually received by the Indemnified Party with respect thereto.

                  (e) Except as otherwise set forth in Section 1.3 of this Agreement, the parties acknowledge and agree that their sole and exclusive remedy for monetary damages after the Closing with respect to any and all claims under this Agreement (other than claims of, or causes of action arising from fraud) shall be pursuant to the indemnification provisions set forth in this
Article IX.

                                   ARTICLE X.
                                   TERMINATION

                  10.1 Termination. Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated:

                  (a)      By the mutual written consent of Sellers and Buyer;

                  (b) By either Sellers or Buyer upon written notice to the other, in the event the other party (the "Breaching Party") has materially breached its representations, warranties, covenants or other agreements contained in this Agreement, the Bidding Procedures Order or the

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


Sale Order and failed to cure such breach within 30 days from the date of the Breaching Party's receipt of the Termination Notice specified in this subsection; provided, however, that the party claiming such breach (i) is not itself in material breach of its representations, warranties or covenants contained herein, (ii) notifies the Breaching Party in writing (the "Termination Notice") of its intention to exercise its rights under this Agreement as a result of the breach, and (iii) specifies in such Termination Notice the representation, warranty or covenant of which the Breaching Party is allegedly in material breach;

                  (c) By either Sellers or Buyer upon written notice to the other, if a court of competent jurisdiction or Governmental Body shall have issued an order, decree or ruling permanently restraining, enjoining, making illegal or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and non-appealable, or any law or other order permanently restraining, enjoining, making illegal or otherwise prohibiting the transactions contemplated by this Agreement shall have been promulgated by any Governmental Body;

                  (d)      By Buyer if:

                           (i)      the Bankruptcy Court approves (A) a
Qualified Bid (as defined in the Bidding Procedures Order) by a Qualified Bidder (as defined in the Bidding Procedures Order) other than Buyer or (B) any other Competing Proposal;

                           (ii)     any of the Sellers elects to pursue a
Stand-Alone Plan;

                           (iii)    (A) any of the Chapter 11 Cases are
dismissed or converted to Chapter 7 of the Bankruptcy Code and neither such dismissal nor conversion expressly contemplates the transactions provided for in this Agreement or (B) a trustee is appointed for any of the Sellers and such trustee rejects the transactions contemplated by this Agreement;

                           (iv)     the Bidding Procedures Order shall not have
been entered by August 29, 2003;

                           (v)      the Sale Order shall not have been entered
by October 17, 2003;

                           (vi)     the Buyer determines in good faith that any
Material Adverse Change (other than the fact that Sellers are involved in the Chapter 11 Cases, but excluding any developments in such Chapter 11 Cases that satisfy the definition of Material Adverse Change), or any condition or event which threatens to cause a Material Adverse Change (other than the fact that Sellers are involved in the Chapter 11 Cases, but excluding any developments in such Chapter 11 Cases that satisfy the definition of Material Adverse Change), shall have occurred or been discovered since the date of this Agreement;

                           (vii)    the transactions contemplated by this
Agreement shall not have been consummated by February 28, 2004 (which date shall be automatically extended to April

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


30, 2004 if the sole remaining unsatisfied condition to Buyer's performance is the condition set forth in Section 7.3 and the sole remaining unsatisfied condition to Sellers' performance is the condition set forth in Section 8.3); or

                  (e) By Sellers (provided that no Seller is then in breach of any representation, warranty, covenant or other agreement contained in this Agreement) if:

                           (i)      the Bankruptcy Court approves a Qualified
Bid by a Qualified Bidder other than Buyer;

                           (ii)     the Bidding Procedures Order shall not have
been entered by August 29, 2003;

                           (iii)    the Sale Order shall not have been entered
by October 17, 2003; or

                           (iv)     the transactions contemplated by this
Agreement shall not have been consummated by February 28, 2004 (which date shall be automatically extended to April 30, 2004 if the sole remaining unsatisfied condition to Buyer's performance is the condition set forth in Section 7.3 and the sole remaining unsatisfied condition to Sellers' performance is the condition set forth in Section 8.3).

                  10.2 Effect of Termination. In the event of termination of this Agreement by either party, except as otherwise provided in the following sentence of this Section 10.2, all rights and obligations of the parties under this Agreement shall terminate without any liability of any party to any other party (except for any liability of any party then in willful breach of its covenants, representations or warranties hereunder). The provisions of Section 5.7, this Section 10.2, Article IX and Article XI shall expressly survive the expiration or termination of this Agreement.

                                  ARTICLE XI.
                               GENERAL PROVISIONS

                  11.1 Confidential Nature of Information. Each party will treat as confidential all documents, materials and other information which it shall have obtained regarding the other party during the course of the negotiations leading to the consummation of the transactions contemplated hereby (whether obtained before or after the date of this Agreement), the investigation provided for herein, and the preparation of this Agreement and other related documents, all in accordance with the terms of the Non-Disclosure Agreement ("NDA") dated February 22, 2003 by and between Sellers and Buyer. Notwithstanding anything herein or in the NDA to the contrary, the parties agree and acknowledge that: (a) each party (and each employee, representative, or other agent of each party) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to each party relating to such tax treatment or tax structure (provided that the

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


confidentiality provisions of this Agreement and the NDA shall continue to apply to information that is irrelevant to understanding the tax treatment or tax structure of the transactions contemplated hereby and thereby); and (b) Sellers may disclose to the Creditors' Committee, the DIP Lender and the FCC and their respective counsel and advisors the terms and conditions of this Agreement. Notwithstanding the foregoing, the parties hereto acknowledge and understand that in connection with seeking the Sale Order and implementation thereof, this Agreement (together with the exhibits and schedules attached hereto) will be filed with the Bankruptcy Court and made publicly available, and the parties agree that such filing will not be deemed to violate any confidentiality obligations owing to any party, whether pursuant to this Agreement, the NDA or otherwise. This Section 11.1 shall not in any way limit the disclosure of information by the parties hereto for purposes of obtaining the necessary approvals required in connection with the consummation of the transactions contemplated by this Agreement or by Sellers in connection with the administration of the Chapter 11 Cases.

                  11.2 No Public Announcement; Press Releases. No party shall, without the approval of the other, make any press release or other public announcement concerning the transactions contemplated by this Agreement, except as and to the extent that any such party shall be so obligated by law, in which case the other party shall be advised and the parties shall use their reasonable efforts to cause a mutually agreeable release or announcement to be issued; provided, however, that the foregoing shall not preclude communications or disclosures necessary to implement the provisions of this Agreement, to comply with accounting and Securities and Exchange Commission disclosure obligations or applicable FCC disclosure obligations; and provided, further, that Sellers and Buyer each hereby consent to the other party and its Affiliates issuing a press release in a mutually agreeable form with respect to this Agreement promptly after the execution of this Agreement.

                  11.3 Definitions. In this Agreement, the following terms have the meanings specified or referred to in this Section 11.3 and shall be equally applicable to both the singular and plural forms. Any agreement referred to below shall mean such agreement as amended, supplemented and modified from time to time to the extent permitted by the applicable provisions thereof and by this Agreement.

                  "Affiliate" of a Person shall mean: (i) any other Person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with such Person (including, with respect to Buyer, each of its members and any Person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with either of Buyer's members) or (ii) any other Person in which such Person beneficially owns a majority of the outstanding capital stock or equity interests (including, with respect to Buyer, Salmon PCS LLC).

                  "Bankruptcy Code" means Title 11 of the United States Code, Sections 101 et. seq.

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                  "Bankruptcy Court" has the meaning set forth in the recitals.

                  "Bidding Procedures Order" means an Order of the Bankruptcy Court in the form set forth on Exhibit E.

                  "Bill of Sale" means the Bill of Sale in substantially the form set forth on Exhibit C.

                  "Break-Up Fee" means an amount, which Sellers shall be jointly and severally liable for under the circumstances set forth in Section 5.7, equal to one and one-half percent (1.5%) of the Purchase Price, and which shall constitute an allowed administrative expense under Section 503(b)(1) of the Bankruptcy Code and shall be paid as set forth in Section 5.7.

                  "BTAs" means Basic Trading Areas as such term is defined in 47 C.F.R.ss.24.202.

                  "Buyer Indemnified Parties" means Buyer and its Affiliates, officers, directors, members, employees and agents.

                  "Chapter 11 Cases" has the meaning set forth in the recitals.

                  "Closing" has the meaning set forth in Section 2.1.

                  "Closing Date" has the meaning set forth in Section 2.1.

                  "Communications Act" means the Communications Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Competing Proposal" means one or more bids or proposals (i) to purchase, lease or otherwise obtain rights to utilize the Licenses (or any portion of the Licenses) whether in a separate transaction or series of transactions or as part of a plan of reorganization of any of the Sellers, or
(ii) for any merger, consolidation, liquidation, dissolution, sale of equity securities or similar transaction involving any of the Sellers that is inconsistent with the terms of this Agreement.

                  "Court Order" means any judgment, order, award or decree of any foreign, federal, state, local or other court or tribunal, including the Bankruptcy Court, and any award in any arbitration proceeding.

                  "Encumbrance" means any lien (including, without limitation, any tax lien), claim, interest, charge, security interest, lease, mortgage, pledge, easement, right of use, first offer or first refusal, conditional sale or other title retention agreement, defect in title, covenant or other restriction of any kind, other than those conditions imposed upon licenses and licensees

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


generally by the Communications Act and the FCC's rules, regulations and policies promulgated thereunder. For the avoidance of doubt, any and all amounts owed to any Governmental Body payable under or in connection with applicable law, including, but not limited to, all payments payable under or in connection with 47 C.F.R. ss.ss. 1.2111 and 24.714, to the extent not satisfied in full at or prior to the Closing, shall constitute an "Encumbrance." Without limitation, it is the express intent and agreement of the parties hereto that, at the Closing, the Licenses shall be transferred to Buyer free and clear of any and all amounts owed to any Governmental Body payable under or in connection with applicable law, including, but not limited to, any and all payments payable under or in connection with 47 C.F.R. ss.ss. 1.2111 and 24.714.

                  "Escrow Agent" has the meaning set forth in the Escrow Agreement.

                  "Escrow Agreement" means the Escrow Agreement in substantially the form of Exhibit B, which shall be executed on the Closing Date and expire on the first anniversary thereof.

                  "Excluded Liabilities" has the meaning set forth in Section
1.3.

                  "Expense Reimbursement" means an amount, which Sellers shall be jointly and severally liable for under the circumstances set forth in Section 5.7, equal to all reasonable costs and expenses of Buyer (including, without limitation, expenses of counsel and other outside consultants and legal expenses related to negotiating this Agreement and investigating any of the Sellers or the Licenses), not to exceed Four Hundred Thousand Dollars ($400,000.00), and which shall constitute an allowed administrative expense under Section 503(b)(1) of the Bankruptcy Code, payable as set forth in Section 5.7.

                  "FCC" means the Federal Communications Commission.

                  "FCC Consent" means the consent of the FCC to the transfer of the Licenses described herein from Sellers to Buyer free and clear of Encumbrances.

                  "FCC Direct Payment" means an amount equal to Seven Hundred Fourteen Million Dollars ($714,000,000.00).

                  "FCC Term Sheet" means the Term Sheet for Agreement Regarding the ss. 363 Sale of Rights and Interests in Certain Licenses, dated as of the date hereof, by and among the Sellers, the FCC, the DIP Lender and the Sellers' Official Unsecured Creditors' Committee.

                  "Final Order" means an action taken or order issued by the applicable Governmental Body as to which: (i) no request for stay of the action or order is pending, no such stay is in effect, and, if any deadline for filing any such request is designated by statute or regulation, it is passed, including any extensions thereof; (ii) no petition for rehearing or reconsideration of the action or order, or protest of any kind, is pending before the Governmental Body and the time for filing any such petition or protest is passed; (iii) the Governmental Body

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


does not have the action or order under reconsideration or review on its own motion and the time for such reconsideration or review has passed; (iv) other than the Sale Order, the action or order is not then under judicial review, there is no notice of appeal or other application for judicial review pending, and the deadline for filing such notice of appeal or other application for judicial review has passed, including any extensions thereof; and (v) with respect to the Sale Order, the action or order is not then under judicial review for a challenge regarding Buyer's status as a purchaser in good faith pursuant to Section 363(m) of the Bankruptcy Code, there is no notice of appeal or other application for judicial review pending regarding Buyer's status as a purchaser in good faith pursuant to Section 363(m) of the Bankruptcy Code, and the deadline for filing such notice of appeal or other application for judicial review has passed, including any extensions thereof.

                  "Governmental Body" means any foreign, federal, state, local or other governmental authority or regulatory body, including, without limitation, the Bankruptcy Court and the FCC.

                  "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                  "HSR Approval" means the expiration or termination of the applicable waiting period under the HSR Act.

                  "Indemnification Claim" means a claim for indemnification under Article IX.

                  "Indemnified Party" means the party seeking indemnification hereunder.

                  "Indemnitor" means the party against whom indemnification is sought hereunder.

                  "Indemnity Escrow Amount" means an amount equal to Twenty Million Dollars ($20,000,000.00).

                  "Licenses" has the meaning set forth in the recitals.

                  "Losses" means any and all losses, liabilities, obligations, damages, costs and expenses (including (A) interest, penalties and reasonable attorneys' fees and expenses and (B) reasonable attorneys' fees and expenses necessary to enforce rights to indemnification hereunder), but not including consequential and punitive damages.

                  "Material Adverse Change" means any material adverse change in or effect on (a) the Licenses or (b) the ability of any Seller to consummate the transactions contemplated by this Agreement, excluding any such change, circumstance or event to the extent resulting from (i) any changes in general economic or political conditions affecting the United States wireless telecommunications industry generally or (ii) outbreak of major hostilities, declaration by the United States of a national emergency or war or other national or international calamity or crisis.

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                  "Microwave Relocation Liabilities" has the meaning set forth in Section 1.3.

                  "NDA" has the meaning set forth in Section 11.1.

                  "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or Governmental Body.

                  "PCS" means Personal Communications Services (as such term is defined in 47 C.F.R.ss.24.5).

                  "Purchase Price" has the meaning set forth in Section 1.1.

                  "Requirements of Laws" means any foreign, federal, state and local laws, statutes, regulations, rules, codes or ordinances enacted, adopted, issued or promulgated by any Governmental Body or common law that is applicable to the Licenses, the transactions contemplated in this Agreement or any material aspect of such transactions.

                  "Sale Hearing" means the hearing conducted by the Bankruptcy Court to approve the transfer of the Licenses and enter the Sale Order.

                  "Sale Motion" means the motion or motions, in form and substance acceptable to Buyer, filed by Sellers, pursuant to the provisions of Sections 363 and 1146(c) of the Bankruptcy Code, in the Chapter 11 Cases, among other things, to obtain the Sale Order, approve the transactions contemplated by this Agreement and obtain the Bidding Procedures Order.

                  "Sale Order" means a Court Order of the Bankruptcy Court in the form set forth on Exhibit F.

                  "Seller Indemnified Parties" means Sellers and their respective Affiliates, officers, directors, shareholders, employees and agents.

                  "Stand Alone Plan" means a Chapter 11 plan of reorganization that reorganizes the Seller whether as an ongoing entity or as a liquidating entity that is inconsistent with the Agreement, the Bidding Procedures Order or the Sale Order and which utilizes any of the Licenses.

                  "Third-Party Claim" has the meaning set forth in Section
9.4(a).

                  11.4 Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, or by courier or overnight carrier,

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CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:

                  If to any of the Sellers:

                  c/o NextWave Telecom Inc.
                  411 West Putnam, 2nd Floor
                  Greenwich, CT 06830
                  Attention: General Counsel
                  Telephone: (203) 422-6770
                  Fax: (203) 422-2645

                  With a copy to (which shall not constitute notice):

                  Schrier-Rape, P.C.
                  5929 Westgrove Drive
                  Dallas, Texas 75248
                  Attention: Deborah Schrier-Rape
                  Telephone: (214) 732-6441
                  Facsimile: (972) 248-3229

                  If to Buyer:

                  Cingular Wireless LLC
                  5565 Glenridge Connector
                  Suite 2000
                  Atlanta, Georgia  30342
                  Attention: Executive Vice President - Corporate Development
                  Telephone: (404) 236-6240
                  Facsimile: (404) 236-6245

                  With copies to (which shall not constitute notice):

                  Cingular Wireless LLC
                  5565 Glenridge Connector
                  Suite 2000
                  Atlanta, Georgia  30342
                  Attention: General Counsel
                  Telephone: (404) 236-6140
                  Facsimile: (404) 236-6145

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                  and

                  Alston & Bird LLP
                  1201 West Peachtree Street
                  Atlanta, Georgia 30309-3424
                  Attention: Bryan E. Davis
                             J. William Boone
                  Telephone: (404) 881-7000
                  Facsimile: (404) 881-7777

or to such other address or addresses as may hereafter be specified by notice given by any of the above to the others. Notices given by United States certified mail as aforesaid shall be effective on the third business day following the day on which they are deposited in the mail. Notices delivered in person or by overnight courier shall be effective upon delivery. Notices given by facsimile shall be effective when transmitted, provided facsimile notice is confirmed by telephone and is transmitted on a business day during regular business hours.

                  11.5 Successors and Assigns. The rights of any party under this Agreement shall not be assignable by such party hereto prior to the Closing without the written consent of the other party; provided, however, that so long as such assignment shall not be reasonably expected to delay or prevent Closing, Buyer may, without the prior consent of Sellers, assign its rights hereunder to receive some or all of the Licenses to (a) any Affiliate of Buyer, (b) any successor of all or substantially all of Buyer's business by way of merger, consolidation, liquidation, purchase of assets of Buyer or other form of acquisition or other form of reorganization or (c) any lender of Buyer as collateral, but no such assignment shall relieve Buyer of any of its obligations to Sellers hereunder. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

                  11.6 Entire Agreement; Amendments. Except for the NDA, which shall continue in full force and effect and shall be binding upon the parties for the full length of its term, this Agreement and the Exhibits and Schedules referred to herein (which are incorporated herein and made a part of this Agreement by reference) and the documents delivered pursuant hereto contain the entire understanding of the parties hereto with regard to the subject matter contained herein or therein, and supersede all prior agreements or understandings among Buyer and Sellers, with respect to the transactions contemplated herein. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by authorized representatives of Buyer and Sellers.

                  11.7 Waivers. Any failure of Buyer or Sellers to comply with any obligation, covenant, agreement or condition herein may be waived by the other party only by a written instrument signed by Buyer or Sellers, as applicable, granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                  11.8     Expenses. Except as otherwise set forth in Section
5.7 of this Agreement, each party hereto will pay all of its own costs and expenses incident to its negotiation and preparation of this Agreement and the consummation of the transactions contemplated hereby, including the fees, expenses and disbursements of its counsel and advisors. Notwithstanding the above, in the event any party shall bring an action in connection with the performance, breach or interpretation of this Agreement, the prevailing party in any such action shall be entitled to recover from the losing party all reasonable costs and expenses of such action, including attorneys' fees.

                  11.9 Construction and Interpretation. No party shall be deemed to be the draftsman hereof. Accordingly, neither this Agreement nor any uncertainty or ambiguity herein shall be conclusively construed or resolved against any party hereto, whether under any rule of construction or otherwise. This Agreement has been reviewed, negotiated and accepted by all parties. The parties hereto expressly acknowledge and agree that nothing in the FCC Term Sheet is intended to limit in any manner any of the rights and obligations of the Buyer and/or the Sellers under this Agreement or otherwise contradict or be construed as a waiver of any provisions of this Agreement. Furthermore, each of the parties expressly acknowledges, agrees and covenants that it will never assert, claim or contend that any provision of the FCC Term Sheet modifies, or was intended to modify, or should be construed so as to modify, in any way, any of the parties' rights under this Agreement (including, without limitation, Articles VII and VIII of this Agreement). The parties hereto further expressly acknowledge and agree that nothing herein is intended to modify or limit in any manner any of the rights and obligations of the FCC, the United States and/or Sellers in the FCC Term Sheet or be construed as a waiver of any provisions therein.

                  11.10 Execution in Counterparts. This Agreement may be executed in one or more counterparts which may be delivered by facsimile, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties hereto and delivered to each of the other parties hereto.

                  11.11 Governing Law. This Agreement shall be governed by, enforced and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and to the extent applicable, the Bankruptcy Code.

                  11.12 Specific Performance. Notwithstanding anything herein to the contrary, if Buyer or Sellers fail to perform any of its obligations under this Agreement, the aggrieved party shall have the right, in addition to all other rights or remedies, to specific performance of the terms hereof.

                  11.13 Jurisdiction. During the pendency of the Chapter 11 Cases, the parties agree that the Bankruptcy Court shall have the exclusive jurisdiction over all disputes and other matters relating to the interpretation and enforcement of this Agreement or any ancillary document executed pursuant hereto. After the Chapter 11 Cases have been closed, the parties

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


agree that the federal court in the Southern District of New York (or in the absence of such jurisdiction by such court, the courts of the State of New York located in the City and County of New York) shall have the exclusive jurisdiction over all disputes and other matters relating to the interpretation and enforcement of this Agreement or any ancillary document executed pursuant hereto. Buyer and each of the Sellers expressly consent to and agree not to contest such exclusive jurisdiction and, in addition, waive any rights to a jury trial.

                  11.14 Headings. Subject headings are included for convenience only and shall not effect the interpretation of any provisions of this Agreement.

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.



SELLERS:                               BUYER:

NEXTWAVE TELECOM INC.                  CINGULAR WIRELESS LLC



By: /s/ Frank A. Cassou                By: /s/ Stephen A. McGaw
   ----------------------------           --------------------------------------
Name: Frank A. Cassou                  Name:Stephen A. McGaw
Its: Executive Vice President -        Its: Senior Vice President - Corporate
     Corporate  Development and             Development
     General Counsel



NEXTWAVE PERSONAL COMMUNICATIONS INC.



By: /s/ Frank A. Cassou
   ----------------------------
Name: Frank A. Cassou
Its: Executive Vice President -
     Corporate  Development and
     General Counsel



NEXTWAVE PARTNERS INC.



By: /s/ Frank A. Cassou
   ----------------------------
Name: Frank A. Cassou
Its: Executive Vice President -
     Corporate Development and
     General Counsel



NEXTWAVE POWER PARTNERS INC.



By: /s/ Frank A. Cassou
   ----------------------------
Name: Frank A. Cassou
Its: Executive Vice President -
     Corporate Development and
     General Counsel

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

CINGULAR WIRELESS LLC
-------------------------------------------------------------------------------
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

                                    EXHIBIT A
                                    LICENSES

                                                                                        LICENSE                   NOTIFICATION
  CALL SIGN         MARKET           BTA      BLOCK    MHZ          FREQUENCIES        GRANT DATE   FILE NUMBER    GRANT DATE
--------------------------------------------------------------------------------------------------------------------------------
   KNLF674    Allentown, PA        BTA010      C3       10     1895-1900, 1975-1980     01/03/97    0000753787     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLH204    Atlanta, GA          BTA024       F       10     1890-1895, 1970-1975     04/28/97    0000936612     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLF652    Baltimore, MD        BTA029      C5       10     1905-1910, 1985-1990     01/03/97    0000753736     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLF646    Boston, MA           BTA051      C5       10     1905-1910, 1985-1990     01/03/97    0000753594     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLF938    Chicago, IL          BTA078       F       10     1890-1895, 1970-1975     04/28/97    0000936621     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLH203    Dallas, TX           BTA101       F       10     1890-1895, 1970-1975     06/27/97    0000963156     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLF676    El Paso, TX          BTA128     C4/C5     20     1900-1910, 1980-1990     01/03/97    0000753802     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLF693    Gainesville, FL      BTA159      C3       10     1895-1900, 1975-1980     01/03/97    0000753724     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLF689    Hagerstown, MD       BTA179      C3       10     1895-1900, 1975-1980     01/03/97    0000753685     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLH213    Harrisburg, PA       BTA181       F       10     1890-1895, 1970-1975     04/28/97    0000963139     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLF648    Houston, TX          BTA196      C5       10     1905-1910, 1985-1990     01/03/97    0000753625     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLF696    Joplin, MO           BTA220      C3       10     1895-1900, 1975-1980     01/03/97    0000753622     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLH229    Kankakee, IL         BTA225       F       10     1890-1895, 1970-1975     04/28/97    0000912263     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLF686    Lakeland, FL         BTA239      C3       10     1895-1900, 1975-1980     01/03/97    0000753721     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLH217    Lancaster, PA        BTA240       F       10     1890-1895, 1970-1975     04/28/97    0000917416     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLH209    Las Vegas, NV        BTA245       F       10     1890-1895, 1970-1975     04/28/97    0000963133     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLF645    Los Angeles, CA      BTA262      C3       10     1895-1900, 1975-1980     01/03/97    0000753783     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLF678    Manchester, NH       BTA274      C3       10     1895-1900, 1975-1980     01/03/97    0000753686     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLF683    Portland, ME         BTA357      C3       10     1895-1900, 1975-1980     01/03/97    0000753687     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLF812    Portland, OR         BTA358      C3       10     1895-1900, 1975-1980     01/03/97    0000753708     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLF684    Poughkeepsie, NY     BTA361      C3       10     1895-1900, 1975-1980     01/03/97    0000753788     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLH220    Reading, PA          BTA370       F       10     1890-1895, 1970-1975     04/28/97    0000963103     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLH207    Sacramento, CA       BTA389       F       10     1890-1895, 1970-1975     04/28/97    0000972972     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLH227    Salisbury, MD        BTA398       F       10     1890-1895, 1970-1975     04/28/97    0000936573     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLH208    Salt Lake City, UT   BTA399       F       10     1890-1895, 1970-1975     06/27/97    0000914013     04/23/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLF651    San Diego, CA        BTA402      C3       10     1895-1900, 1975-1980     01/03/97    0000753740     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLH200    San Francisco, CA    BTA404       F       10     1890-1895, 1970-1975     04/28/97    0000936562     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLF680    Sarasota, FL         BTA408      C3       10     1895-1900, 1975-1980     01/03/97    0000753683     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLF679    Springfield, MO      BTA428      C3       10     1895-1900, 1975-1980     01/03/97    0000753706     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLF653    Tampa, FL            BTA440     C3/C4     20     1895-1905, 1975-1985     01/03/97    0000753718     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLF691    Temple, TX           BTA441      C3       10     1895-1900, 1975-1980     01/03/97    0000753807     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLH222    Tyler, TX            BTA452       F       10     1890-1895, 1970-1975     04/28/97    0000955021     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLF647    Washington, DC       BTA461      C5       10     1905-1910, 1985-1990     01/03/97    0000753709     04/21/03
--------------------------------------------------------------------------------------------------------------------------------
   KNLH218    York, PA             BTA483       F       10     1890-1895, 1970-1975     04/28/97    0000963111     04/21/03
--------------------------------------------------------------------------------------------------------------------------------

* All C-Block spectrum is license to Nextwave Personal Communications Inc.; all F-Block spectrum is licensed NextWave Power Partners Inc.

CINGULAR WIRELESS LLC
-------------------------------------------------------------------------------
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

                                    EXHIBIT B

                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (this "Agreement") is made as of ____________, 2003 by and between NextWave Telecom Inc., a Delaware corporation ("NextWave Telecom"), NextWave Personal Communications Inc., a Delaware corporation and wholly owned subsidiary of NextWave Telecom ("NextWave Personal Communications"), NextWave Partners Inc., a Delaware corporation and wholly owned subsidiary of NextWave Telecom ("NextWave Partners"), NextWave Power Partners Inc., a Delaware corporation and wholly owned subsidiary of NextWave Partners ("NextWave Power Partners," and together with NextWave Telecom, NextWave Personal Communications and NextWave Partners, "Sellers"), Cingular Wireless LLC, a Delaware limited liability company ("Buyer"), and ___________, a ___________ banking corporation (the "Escrow Agent").

         WHEREAS, each of the Sellers and Buyer have entered into an Purchase Agreement dated August 4, 2003 (the "Asset Purchase Agreement") pursuant to which Buyer will purchase all rights and interests in the Licenses from Sellers. Any capitalized term used but not defined herein shall have the meaning set forth in the Asset Purchase Agreement; and

         WHEREAS, the Asset Purchase Agreement contemplates the establishment of an escrow account to provide, as the exclusive remedy, a fund for satisfaction of certain post-closing indemnification claims made by Buyer against Sellers pursuant to Article IX of the Asset Purchase Agreement; and

         WHEREAS, Escrow Agent is willing to accept the escrow fund and to hold and distribute the escrow fund in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Appointment of Escrow Agent. Buyer and Sellers hereby designate and appoint Escrow Agent to serve as escrow agent hereunder, and Escrow Agent hereby confirms its agreement to act as escrow agent upon the terms, conditions and provisions of this Agreement.

         2.       Creation of Escrow Account.

                  (a) Concurrently with the Closing, Buyer has deposited with Escrow Agent the cash sum of Twenty Million Dollars ($20,000,000.00) (together with all interest earned thereon, the "Indemnification Escrow Amount") to provide the exclusive source of funds for payment of post-closing indemnification claims made by Buyer against Sellers pursuant to Article IX of the Asset Purchase Agreement. The Indemnification Escrow Amount shall be

CINGULAR WIRELESS LLC
-------------------------------------------------------------------------------
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

invested in U.S. treasury securities, money market funds or direct obligations of the United States of America or obligations the principal of and interest on which are unconditionally guaranteed by the United States of America. The Indemnification Escrow Amount is to be held, administered and paid by Escrow Agent as provided herein. Escrow Agent acknowledges receipt of the Indemnification Escrow Amount and agrees to hold, administer and pay the same in accordance with the terms of this Agreement and not permit any withdrawal thereof except pursuant to the terms hereof.

         3. Disposition of Indemnification Escrow Amount. At any time prior to the expiration of the Sellers' indemnification obligations pursuant to
Section 9.5 of the Asset Purchase Agreement (the "Termination Date"), Buyer may deliver to the Escrow Agent a notice of an Indemnification Claim (a "Notice of Claim"), with a copy contemporaneously delivered to Sellers. If the Escrow Agent has not received from Sellers a written Notice of Dispute (as hereinafter defined) within twenty (20) calendar days after Escrow Agent receives the Notice of Claim (with a copy of such Notice of Dispute having been sent contemporaneously by Sellers to Buyer) stating that Sellers dispute the claim contained in the Notice of Claim, the portion of the Indemnification Escrow Amount specified in the Notice of Claim shall be disbursed by the Escrow Agent to Buyer as soon as practicable in accordance with the directions contained therein. Subject to Section 4 of this Agreement, if the Escrow Agent receives a Notice of Dispute from Sellers within the ten-day period, the Escrow Agent shall not release the portion of the Indemnification Escrow Amount relating to the Notice of Dispute until the receipt of (i) written instructions executed jointly by Sellers and Buyer directing the Escrow Agent to cause the delivery of all or a specified portion of the Indemnification Escrow Amount to the appropriate party or parties (a "Joint Notice of Release") or (ii) a final, binding and non-appealable court order with respect thereto. The Escrow Agent shall thereupon distribute within twenty (20) calendar days a portion of the Indemnification Escrow Amount in accordance with the directions contained in the Joint Notice of Release or the final, binding and non-appealable court order.

         4.       Termination of Agreement and Release of Escrow Fund.

                  (a) Subject to the provisions of Section 3 hereof, the portion of the Indemnification Escrow Amount not subject to a Notice of Claim and not previously disbursed shall be disbursed to Sellers, and this Agreement, except for the provisions in Sections 7 and 8 hereof, shall terminate on the Termination Date, unless prior to the close of business on the Termination Date (or the close of business on the business day prior to the Termination Date, if the Termination Date is not a business day) the Escrow Agent shall have received: (i) any Notice of Claim for which the twenty (20) day period for filing the appropriate Notice of Dispute shall not have expired ("Outstanding Notice of Claim"); or (ii) any Notice of Claim for which the appropriate Notice of Dispute shall have been filed and for which the Escrow Agent shall not have received the appropriate Joint Notice of Release or a final, binding non-appealable court order with respect thereto ("Outstanding Notice of Dispute"). The Escrow Agent shall be entitled to rely upon a joint notice executed by Sellers and Buyer as to the satisfaction of the conditions resulting in a termination of the escrow fund.

CINGULAR WIRELESS LLC
-------------------------------------------------------------------------------
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

                  (b) If the Escrow Agent is in possession of any Outstanding Notice of Claim, or Outstanding Notice of Dispute on the Termination Date, the Escrow Agent shall disburse to Sellers within ten (10) days after the Termination Date the portion of the Indemnification Escrow Amount in excess of the aggregate amount of the Indemnification Escrow Amount subject to all Outstanding Notices of Claim and Outstanding Notices of Dispute. Furthermore, this Agreement shall remain in effect according to the terms herein until the Escrow Agent shall have released in accordance with the provisions set forth below all of the Indemnification Escrow Amount remaining subject to this Agreement, at which time, except for the provisions in Sections 7 and 8 hereof, this Agreement shall terminate. From and after the Termination Date, (x) the portion of the Indemnification Escrow Amount subject to any Outstanding Notice of Claim for which the appropriate Notice of Dispute shall not have been received by the Escrow Agent within the applicable ten day period shall be released to Buyer as directed in the Notice of Claim, as soon as practicable; and (y) if a Notice of Dispute with respect to a Notice of Claim is received within the applicable ten day period, such Notice of Dispute shall be treated as an Outstanding Notice of Dispute, and the portion of the Indemnification Escrow Amount subject to all Outstanding Notices of Dispute shall only be released upon receipt of appropriate Joint Notices of Release or a final, binding and non-appealable court order with respect thereto.

         5. Escrow Agent's Duties. Escrow Agent shall be obligated to perform only such duties as expressly set forth in this Agreement, and shall not be required, in carrying out its duties under this Agreement, to refer to or take any notice of any other agreement among the parties hereto, including but not limited to the Asset Purchase Agreement.

         6.       Remedies of Escrow Agent.

                  (a) In the event of any disagreement or controversy hereunder, or if conflicting demands or notices are made upon Escrow Agent, or in the event Escrow Agent in good faith is in doubt as to what action it should take hereunder, the parties expressly agree and consent that Escrow Agent shall have the absolute right: (i) to stop all further proceedings in, and performance of, this Agreement and of all instructions received hereunder; (ii) to file a suit in interpleader and obtain an order from a court of competent jurisdiction requiring all persons involved to interplead their several claims and rights among themselves and with Escrow Agent, or (iii) to deposit all funds held hereunder into the registry or custody of a court of competent jurisdiction and thereupon be discharged of all further duties hereunder.

                  (b) While any interpleader proceeding arising out of or relating to this Agreement is pending, whether the same be initiated by Escrow Agent or by others, Escrow Agent shall have the right, at its option, to stop all further proceedings in, and performance of, this Agreement and instructions received hereunder until all differences shall have been resolved by agreement or until the rights of all parties shall have been fully and finally determined by the interpleader proceedings. The rights of Escrow Agent under this Section 6 are in addition to all other rights which it may have by law or otherwise.

CINGULAR WIRELESS LLC
-------------------------------------------------------------------------------
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

         7. Escrow Agent's Fees and Expenses. The reasonable compensation of Escrow Agent as set forth in Schedule A hereto and all expenses, disbursements and advances (including reasonable attorneys' fees) incurred by the Escrow Agent directly in connection with carrying out Escrow Agent's duties hereunder shall be paid jointly by Sellers and Buyer.

         8. Indemnification. Each of the Sellers and Buyer, jointly and severally, agree to indemnify, protect and save and hold Escrow Agent and its successors and assigns, and each of its directors, officers, agents and employees, harmless from and against all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses (including reasonable attorneys' fees) of whatsoever kind or nature imposed on, incurred by or asserted against Escrow Agent or such other persons that in any way relate to or arise directly or indirectly out of the execution and delivery of this Agreement or any action taken hereunder; provided, however, that Sellers and Buyer shall have no such obligation to indemnify and save and hold Escrow Agent harmless from any liability incurred by, imposed upon or asserted against Escrow Agent resulting from the gross negligence or willful misconduct of Escrow Agent.

         9. Resignation by or Termination of Escrow Agent. Escrow Agent may resign as such by delivering written notice to Sellers and Buyer at least thirty (30) days prior to the effective date of such resignation. Sellers and Buyer acting jointly, may terminate Escrow Agent from its position as such by delivering written notice to Escrow Agent to such effect executed by Sellers and Buyer at least thirty (30) days prior to the effective date of such termination (unless such termination is as a result of Escrow Agent's breach of its obligations hereunder, in which case the effective date of such termination shall be any date specified in such notice by Sellers and Buyer). In the event of such resignation by or termination of Escrow Agent, a successor Escrow Agent shall be appointed by mutual agreement between Sellers and Buyer and written notice of the appointment shall be delivered to Escrow Agent. Escrow Agent that has been so terminated or has so resigned shall promptly deliver to the successor Escrow Agent the entire remaining Indemnification Escrow Amount (together with copies of all records pertaining thereto). From and after the appointment of a successor Escrow Agent pursuant to this Section 9, all references herein to Escrow Agent shall be deemed to be to such successor Escrow Agent. If Sellers and Buyer fail to appoint a successor Escrow Agent within thirty (30) days of the effective date of any resignation or termination pursuant to this Section 9, then Escrow Agent shall have the right to institute suit in a court of competent jurisdiction to have a successor Escrow Agent appointed and to tender into the registry or custody of such court any portion of or all of the Indemnification Escrow Amount, whereupon Escrow Agent shall be discharged from its obligations hereunder, provided that the provisions of Sections 7 and 8 shall survive such resignation or termination and Escrow Agent shall be entitled to its compensation earned prior thereto and any indemnification to which it may be entitled.

         10.      Notices.

CINGULAR WIRELESS LLC
-------------------------------------------------------------------------------
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

                  (a) A Notice of Claim shall specify (i) the amount of the claim to the Indemnification Escrow Amount; (ii) the portion of the Indemnification Escrow Amount the Escrow Agent is directed to disburse; (iii) a statement regarding the basis upon which the Notice of Claim is made, specifying in reasonable detail the nature of the claim for disbursement of such portion of the Indemnification Escrow Amount, and (iv) a reference to the applicable section of the Asset Purchase Agreement. The Notice of Claim shall be executed by Buyer and a copy thereof shall be delivered to Sellers at the time the Notice of Claim is delivered to the Escrow Agent.

                  (b) A Notice of Dispute shall specify the Notice of Claim to which it relates by indicating the date of such Notice of Claim, the amount of the claim to the Indemnification Escrow Amount and the portion of the Indemnification Escrow Amount directed to be disbursed pursuant to such Notice of Claim and shall also specify in reasonable detail the basis for the dispute of the Notice of Claim. The Notice of Dispute shall be executed by Sellers, and a copy thereof shall be delivered to Buyer at the time it is delivered to the Escrow Agent.

                  (c) A Joint Notice of Release shall contain the information required to be contained in a Notice of Claim as modified by mutual agreement of the Sellers and Buyer, shall provide directions to the Escrow Agent concerning the Notice of Claim to which it pertains, and shall be executed by Sellers and Buyer.

                  (d) The Escrow Agent shall not be responsible for the appropriateness, sufficiency or accuracy of information contained in a Notice of Claim, Notice of Dispute or Joint Notice of Release regarding the basis for the claim against the Indemnification Escrow Amount or the basis for the dispute regarding the disbursement of all or a portion of the Indemnification Escrow Amount.

                  (e) Any notice or other communication to be given hereunder shall be in writing and shall be deemed sufficient when (i) mailed by United States certified mail, return receipt requested, (ii) mailed by overnight express mail, (iii) sent by facsimile, followed by confirmation mailed by first-class mail or overnight express mail, or (iv) delivered in person, at the address set forth below, or such other address as a party may provide to the other in accordance with the procedure for notices set forth in this Section:

                  If to any of the Sellers:

                  c/o NextWave Telecom Inc.
                  411 West Putnam, 2nd Floor
                  Greenwich, CT  06830
                  Attention: General Counsel
                  Telephone: (203) 422-6770
                  Fax: (203) 422-2645

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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

                  With a copy to (which shall not constitute notice):

                  Schrier-Rape, P.C.
                  5929 Westgrove Drive
                  Dallas, Texas 75248
                  Attention: Deborah Schrier-Rape
                  Telephone: (214) 732-6441
                  Facsimile: (972) 248-3229

                  If to Buyer:

                  Cingular Wireless LLC
                  5565 Glenridge Connector
                  Suite 2000
                  Atlanta, Georgia  30342
                  Attention:  Executive Vice President - Corporate Development
                  Telephone: (404) 236-6240
                  Facsimile: (404) 236-6245

                  With copies to (which shall not constitute notice):

                  Cingular Wireless LLC
                  5565 Glenridge Connector
                  Suite 2000
                  Atlanta, Georgia  30342
                  Attention:  General Counsel
                  Telephone: (404) 236-6140
                  Facsimile: (404) 236-6145

                  Alston & Bird LLP
                  1201 West Peachtree Street
                  Atlanta, Georgia 30309-3424
                  Attention:   Bryan E. Davis
                               J. William Boone
                  Telephone: (404) 881-7000
                  Facsimile: (404) 881-7777

                  and

                  If to Escrow Agent:

                  -------------------------

                  -------------------------

                  -------------------------

                  -------------------------

                  -------------------------

                  -------------------------

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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

         11.      General Provisions.

                  (a) Assignment. The rights of any party under this Agreement shall not be assignable by such party without the written consent of the other parties; provided, however, that Buyer may, without the prior consent of the other parties, assign any or all of its rights hereunder to (a) any Affiliate of Buyer, (b) any successor of all or substantially all of Buyer's business by way of merger, consolidation, liquidation, purchase of assets of Buyer or other form of acquisition or other form of reorganization or (c) any lender of Buyer as collateral, but no such assignment shall relieve Buyer of any of its obligations hereunder. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

                  (b) Amendment. This Agreement may not be amended or modified except in a writing signed by all parties hereto.

                  (c) Waiver. Failure to insist upon strict compliance with any of the terms or conditions of this Agreement at any one time shall not be deemed a waiver of such term or condition at any other time; nor shall any waiver or relinquishment of any right or power granted herein at any time be deemed a waiver or relinquishment of the same or any other right or power at any other time.

                  (d) Governing Law. This Agreement shall be governed by, enforced and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

                  (e) Invalid Provision. If any provision of this Agreement shall be determined to be invalid or unenforceable, this Agreement shall be deemed amended to delete such provision and the remainder of this Agreement shall be enforceable by its terms.

                  (f) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

                  (g) Further Assurances. Each party agrees to execute and deliver all such further instruments and do all such further acts as may be reasonably necessary or appropriate to effectuate this Agreement.

                  (h) Headings. Headings and captions contained in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit, extend or prescribe the scope of this Agreement or the intent of any provision.

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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

                  (i) Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to matters set forth in this Agreement, and supersedes any prior understanding or agreement, oral or written, with respect to such matters.

                  (j) Interpretations. No party shall be deemed to be the draftsman hereof. Accordingly, neither this Agreement nor any uncertainty or ambiguity herein shall be conclusively construed or resolved against any party hereto, whether under any rule of construction or otherwise. This Agreement has been reviewed, negotiated and accepted by all parties.

                  (k) Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all such counterparts shall constitute one and the same Agreement, binding on all the parties notwithstanding that all the parties are not signatories to the same counterpart.

                  (l) Jurisdiction. During the pendency of the Chapter 11 Cases, the parties agree that the Bankruptcy Court shall have the exclusive jurisdiction over all disputes and other matters relating to the interpretation and enforcement of this Agreement or any ancillary document executed pursuant hereto. After the Chapter 11 Cases have been closed, the parties agree that the federal court in the Southern District of New York (or in the absence of such jurisdiction by such court, the courts of the State of New York located in the City and County of New York) shall have the exclusive jurisdiction over all disputes and other matters relating to the interpretation and enforcement of this Agreement or any ancillary document executed pursuant hereto. Each of the parties expressly consents to and agrees not to contest such exclusive jurisdiction and, in addition, waives any rights to a jury trial.

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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                   CINGULAR WIRELESS LLC

                                   By:
                                            ------------------------------------
                                   Name:
                                            ------------------------------------
                                   Title:
                                            ------------------------------------


                                   NEXTWAVE TELECOM INC.

                                   By:
                                            ------------------------------------
                                   Name:
                                            ------------------------------------
                                   Title:
                                            ------------------------------------


                                   NEXTWAVE PERSONAL COMMUNICATIONS INC.

                                   By:
                                            ------------------------------------
                                   Name:
                                            ------------------------------------
                                   Title:
                                            ------------------------------------


                                   NEXTWAVE PARTNERS INC.

                                   By:
                                            ------------------------------------
                                   Name:
                                            ------------------------------------
                                   Title:
                                            ------------------------------------


                                   NEXTWAVE POWER PARTNERS INC.

                                   By:
                                            ------------------------------------
                                   Name:
                                            ------------------------------------
                                   Title:
                                            ------------------------------------


                                                              , as Escrow Agent
                                   ---------------------------

                                   By:
                                            ------------------------------------
                                   Name:
                                            ------------------------------------
                                   Title:
                                            ------------------------------------

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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                                      B-10
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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

                                   SCHEDULE A

                                SCHEDULE OF FEES

The fee of $__________ for administering this Escrow Agreement is payable in advance at the time of closing.

Out of pocket expenses such as, but not limited to postage, courier, overnight mail, insurance, money wire transfer, long distance telephone charges, facsimile, stationery, travel, legal or accounting, etc., will be billed at cost.

These fees do not include extraordinary services, which will be priced according to time and scope of duties. The fees shall be deemed earned in full upon receipt by the Escrow Agent, and no portion shall be refundable for any reason, including without limitation, termination of the Escrow Agreement.

It is acknowledged that the schedule of fees shown above are acceptable for the services mutually agreed upon.


                                      B-11
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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

                                    EXHIBIT C

                                  BILL OF SALE

         This Bill of Sale dated as of _________, 2003 is by and between NextWave Telecom Inc., a Delaware corporation ("NextWave Telecom"), NextWave Personal Communications Inc., a Delaware corporation and wholly owned subsidiary of NextWave Telecom ("NextWave Personal Communications"), NextWave Partners Inc., a Delaware corporation and wholly owned subsidiary of NextWave Telecom ("NextWave Partners"), NextWave Power Partners Inc., a Delaware corporation and wholly owned subsidiary of NextWave Partners ("NextWave Power Partners," and together with NextWave Telecom, NextWave Personal Communications and NextWave Partners, "Sellers"), and Cingular Wireless LLC, a Delaware limited liability company ("Buyer"). Capitalized terms used herein which are not otherwise defined shall have the meanings assigned to them in the Purchase Agreement dated August 4, 2003 by and among each of the Sellers and Buyer (the "Purchase Agreement").

         WHEREAS, the Purchase Agreement provides for, among other things, the assignment and sale to Buyer from each Seller of all rights and interests in certain licenses for good and valuable consideration in the amount and on the terms and conditions provided therein; and

         WHEREAS, all of the conditions set forth in the Purchase Agreement have been satisfied; and

         WHEREAS, the parties hereto now desire to carry out the intent and purpose of the Purchase Agreement by, among other things, each Seller's execution and delivery of this instrument evidencing the sale, conveyance, assignment, transfer and delivery to the Buyer of all of such Seller's right and interest in and to the Licenses (as defined below).

        NOW THEREFORE, the parties hereby agree as follows:

         1. Each Seller hereby sells, assigns and transfers to the Buyer, its successors and assigns, effective as of the date hereof, all of the rights and interests in the respective license and authorization issued by the Federal Communications Commission listed on Exhibit A attached hereto (the "Licenses").

         2. The Buyer hereby accepts from each Seller the assignment and transfer of the Licenses and all of the Sellers' right and interest therein and thereto, free and clear of all Encumbrances.

         3. This Bill of Sale shall be governed by, enforced and construed in accordance with, the laws of the State of New York, without giving effect to principles of conflicts of laws.


                                      C-1
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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

         4. This Bill of Sale may be signed in counterpart originals and delivered by facsimile, which collectively shall have the same legal effect as if all signatures had appeared on the same document.

         5. Notwithstanding any other provisions of this Bill of Sale to the contrary, nothing contained herein shall in any way supersede, modify, replace, amend, change, rescind, waive, exceed, expand, enlarge or in any way affect the provisions, including the warranties, covenants, agreements, conditions, representations or, in general any of the rights and remedies, and any of the obligations and indemnifications of the parties set forth in the Purchase Agreement nor shall this Bill of Sale expand or enlarge any remedies under the Purchase Agreement. This Bill of Sale is intended only to effect the sale of the Licenses pursuant to the Purchase Agreement and shall be governed entirely in accordance with the terms and conditions of the Purchase Agreement. All capitalized terms not otherwise defined herein shall have the meaning given to them in the Purchase Agreement.


                                      C-2
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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

         IN WITNESS WHEREOF, this Bill of Sale has been signed by the Buyer and the Sellers as of the date set forth above.

SELLERS:                                         BUYER:

NEXTWAVE TELECOM INC.                            CINGULAR WIRELESS LLC



By:                                              By:
      ---------------------------                      -------------------------
Name:                                            Name:
      ---------------------------                      -------------------------
Its:                                             Its:
      ---------------------------                      -------------------------


NEXTWAVE PERSONAL COMMUNICATIONS INC.



By:
      ---------------------------
Name:
      ---------------------------
Its:
      ---------------------------


NEXTWAVE PARTNERS INC.



By:
      ---------------------------
Name:
      ---------------------------
Its:
      ---------------------------


NEXTWAVE POWER PARTNERS INC.



By:
      ---------------------------
Name:
      ---------------------------
Its:
      ---------------------------


                                      C-3
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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

                            EXHIBIT A TO BILL OF SALE

                  [SAME AS EXHIBIT A TO THE PURCHASE AGREEMENT]


                                      C-4
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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

                                    EXHIBIT D

                 SUBJECT MATTER OF OPINION OF COUNSEL TO SELLERS

         The Opinion of counsel(s) to the Sellers shall state the following:

         1. Subject to entry of the Bidding Procedures Order, the Sale Order becoming a Final Order and receipt of HSR Approval, the execution and delivery of the Agreement by each of the Sellers, and the performance by each of the Sellers of its obligations thereunder will not violate any federal, New York or Delaware statute, rule or regulation applicable to any of the Sellers. Counsel's opinion in this paragraph may express no opinion as to federal and state laws and regulations applicable solely to telecommunications providers and license holders.

         2. To our knowledge, no consent, approval, authorization, registration or declaration by, or filing with, any New York, Delaware or federal governmental authority is required in connection with the execution and delivery by each of the Sellers of the Agreement, the consummation by each of the Sellers of the transactions contemplated thereby or the performance by each of the Sellers of its obligations thereunder, except for the entry of the Bidding Procedures Order, the Sale Order becoming a Final Order and receipt of the HSR Approval.

         3. None of the Sellers is an investment company, unit investment trust or face-amount certificate company under the Investment Company Act of 1940, as amended, or subject to regulation under such Act, or controlled by an investment company, unit investment trust or face-amount certificate company under such Act (provided that control, for the purposes of this Opinion, is defined as the ownership of twenty five percent (25%) or more of the voting stock of any Seller).

         4. Each of the Sellers holds and has the right to use its Licenses. The Licenses are in full force and effect, and except for FCC actions that have since been overturned by reviewing courts, have not been revoked, suspended, cancelled or modified. The Licenses include all FCC licenses, permits and authorizations necessary for Sellers to operate a broadband PCS system in the markets corresponding to each License, as the systems are currently being operated. Subject to the Sale Order and FCC Consent each becoming a Final Order and receipt of HSR Approval, the execution and delivery of the Agreement by each of the Sellers, and the performance by each of the Sellers of its obligations thereunder will not violate any federal and state laws and regulations applicable solely to telecommunications providers and license holders.

         5. There are no actions, suits or proceedings before the FCC pending or, to the best of our knowledge, threatened, against any of the Sellers or the Licenses. There is no unsatisfied adverse FCC order, decree, or ruling outstanding against any of the Sellers or the Licenses.

         6. Sellers have filed a timely notification with the FCC stating that they have


                                      D-1
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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

satisfied the five-year construction benchmarks applicable to the Licenses, as mandated by Section 24.203 of the FCC rules.


                                      D-2
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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

                                    EXHIBIT E

                            BIDDING PROCEDURES ORDER

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

------------------------------  X
                                :
IN RE:                          :        CHAPTER 11
                                :
                                :
NEXTWAVE PERSONAL               :        CASE NO. 98-B 21529(ASH)
COMMUNICATIONS INC. ET AL       :
                                :
               DEBTORS.         :        JOINTLY ADMINISTERED
                                :
------------------------------  X

      ORDER UNDER 11 U.S.C.SS.SS.105(A), 363 AND 1146(C) OF THE BANKRUPTCY
           CODE AND FEDERAL RULES OF BANKRUPTCY PROCEDURE 2002, 6004
                 AND 9019: (A) APPROVING BIDDING PROCEDURES FOR
           THE SUBMISSION OF HIGHER AND BETTER OFFERS FOR THE SALE OF
           RIGHTS AND INTERESTS IN CERTAIN LICENCES; (B) AUTHORIZING
            PAYMENT OF BREAK-UP FEE AND EXPENSE REIMBURSEMENT IN THE
            EVENT A HIGHER OR BETTER OFFER OR COMPETING PROPOSAL IS
               APPROVED AND CONSUMMATED; (C) ESTABLISHING SALE AS
            CONTINGENT UPON APPROVAL OF THE FCC TERM SHEET; AND (D)
                               APPROVING FORM OF
                NOTICE OF AUCTION AND SETTING HEARING AND RELATED
                 DEADLINES WITH RESPECT TO SALE AND SETTLEMENT

         Upon the motion (the "Motion") of NextWave Telecom Inc., NextWave Personal Communications Inc., NextWave Partners Inc. and NextWave Power Partners Inc. (collectively, the "Debtors"), debtors and debtors in possession in the above-captioned bankruptcy cases, for, among other things, entry of an order pursuant to 11 U.S.C. ss.ss. 105(a) and 363, approving: (i) the form of the Purchase Agreement (the "Agreement")

CINGULAR WIRELESS LLC
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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

dated August 4, 2003 between Debtors and Cingular Wireless LLC ("Proposed Purchaser") for the sale of Debtors' rights and interests in the 34 licenses set forth on Exhibit A to the Agreement (the "Licenses"); (ii) the bidding procedures attached hereto as Exhibit A (the "Bidding Procedures") governing the submission of higher and better offers for the purchase of the Debtors' rights and interests in the Licenses; (iii) the notice of auction and sale hearing, substantially in the form attached hereto as Exhibit B (the "Notice of Auction and Sale Hearing"), establishing a date, time and place for the Sale by public auction of the Debtors' rights and interest in the Licenses (the "Sale") and the date, time and place for the hearing to approve (x) the Sale; (y) exemption of the Sale, pursuant to 11 U.S.C. ss. 1146(c), from any stamp, transfer, sales, recording or similar tax; and (z) other related matters (the "Sale Hearing");
(iv) payment of a Break-Up Fee (as defined in the Motion) of one and one-half percent (1.5%) of the Purchase Price as an administrative expense pursuant to
Section 503(b)(1) of the Bankruptcy Code payable as provided for in Section 5.7(d) of the Agreement; (v) payment of the Expense Reimbursement (as defined in the Motion) pursuant to Section 503(b)(1) of the Bankruptcy Code in an amount not to exceed Four Hundred Thousand Dollars ($400,000.00); and (vi) establishing the Sale as contingent upon Court approval of the FCC Term Sheet (as defined in the Motion) without modification; and due and proper notice of the Motion having been given to all parties in interest in these cases; and all interested parties having been afforded an opportunity to be heard with respect to the Motion; and the Court having reviewed and considered: (i) the Motion, (ii) the objections thereto, if any; and after due deliberation thereon; and good and sufficient cause appearing therefore; this Court hereby

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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

FINDS AND DETERMINES THAT

         A. Debtors have articulated good and sufficient reasons for approval of the Bidding Procedures and the Notice of Auction and Sale Hearing in connection with the Sale of the Debtors' rights and interests in the Licenses;

         B. The Bidding Procedures are reasonable and appropriate to maximize the value to the estates of the Licenses;

         C. The Agreement, the Bidding Procedures, and each of the Break-Up Fee and the Expense Reimbursement were negotiated in good faith and from an arms'-length bargaining position; and

         D. The allowance of each of the Break-Up Fee and the Expense Reimbursement are necessary to create competitive bidding and constitute the sound exercise of Debtors' business judgment.

         E. In order for all parties to be willing to proceed with the Auction and the Sale, it is necessary and in the best interest of the NextWave estates to require the Sale to be contingent upon and not proceed without the FCC Term Sheet being approved without modification.

         NOW, THEREFORE, IT IS HEREBY

         ORDERED, that capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Bidding Procedures; and it is further

         ORDERED, that the Motion is GRANTED as set forth below; and it is further

         ORDERED, that Debtors may conduct an auction of the Licenses (the "Auction") in accordance with the Bidding Procedures, which procedures are hereby approved; and it is further

CINGULAR WIRELESS LLC
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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

         ORDERED, that Debtors shall serve the Notice of Auction and Sale Hearing upon the entities and in the manners specified in the Bidding Procedures. Such service shall be deemed good and sufficient notice of this Order, the Motion, and all proceedings to be held thereon; and it is further

         ORDERED, that any bidder desiring to submit a Bid (as defined in the Bidding Procedures) at the Auction shall deliver such Bid in writing to the entities and in the manner specified in the Bidding Procedures, such that the Bid is actually received by all required entities not later than September 15, 2003 at 12:00 p.m. (New York time); and it is further

         ORDERED, that Debtors shall hold the Auction in accordance with the Bidding Procedures at the offices of UBS Investment Bank at 299 Park Avenue, New York, New York 10171, on September 23, 2003, at 9:00 a.m. (New York time) or such later date as Debtors, after consultation with the Proposed Purchaser, the Committee, the FCC and the DIP Lender (as defined in the Bidding Procedures), may agree. Any entity (as used throughout this Order, such term shall have the meaning set forth in Section 101(15) of the Bankruptcy Rules) seeking to participate as a bidder at the Auction must strictly comply with the Bidding Procedures; and it is further

         ORDERED, that objections, if any, to the relief sought in the Motion relative to the Sale shall be filed and served in accordance with the Bidding Procedures such that the objection is actually received by all required entities before September 12, 2003 at 4:00 p.m. (New York time); and it is further

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CINGULAR WIRELESS LLC
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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

         ORDERED, that a hearing on the Motion to confirm the results of the Auction and to approve the terms of the Sale will be held on September 25, 2003 at ___:___ __.m.; and it is further

         ORDERED, that each of the Break-Up Fee and the Expense Reimbursement is approved to be paid as an administrative expense pursuant to Section 503(b)(1) of the Bankruptcy Code on the terms and conditions set forth in the Agreement (including but not limited to the sole sources of funds for payment of the Break-Up Fee as provided in Section 5.7(d) of the Agreement); and it is further

         ORDERED, that all objections to the entry of this Order, to the extent not resolved at or prior to the hearing, are overruled; and it is further

         ORDERED, that the Sale is contingent upon, and shall not proceed without, Court approval of the FCC Term Sheet (as defined in the Motion) without modification; and it is further

         ORDERED, that the Court shall retain jurisdiction over any matters related to or arising from the implementation of this Order.

         Dated ________________, 2003.

                                            ------------------------------------
                                            UNITED STATES BANKRUPTCY JUDGE

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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

                                    EXHIBIT A

                          (TO BIDDING PROCEDURES ORDER)

                               BIDDING PROCEDURES

         These Bidding Procedures set forth the process by which NextWave Telecom Inc., NextWave Personal Communications Inc., NextWave Partners Inc. and NextWave Power Partners Inc. (collectively, "Debtors") may effectuate a sale (a "Sale" or to "Sell") of all of Debtors' right and interest in and to the Licenses (as defined below). The Bidding Procedures were approved by order dated August ___, 2003 (the "Bidding Procedures Order") of the United States Bankruptcy Court for the Southern District Court of New York (the "Court") (in which Debtors' Chapter 11 cases are pending, jointly administered as case no. 98-B 21529(ASH)), upon a motion (the "Motion") of Debtors for an Order approving, among other things: (a) bidding procedures for the sale of the Debtors' rights and interests in the Licenses (as defined below); (b) a form of notice of auction and sale hearing (the "Notice of Auction and Sale Hearing"), and (c) establishing the Sale as contingent upon approval of the FCC Term Sheet (as defined in the Motion).

         1.       Interests in Licenses to be Sold

         Debtors propose to Sell their rights and interests in the licenses listed on Exhibit A to these Bidding Procedures (the "Licenses") to a successful bidder through the Auction (as defined below). The Debtors' rights and interests in the Licenses are to be sold free and clear of all Encumbrances (as defined in the Agreement) on the terms and conditions set forth in the Agreement, subject to (a) agreement to the contrary with the successful bidder and (b) approval of the FCC pursuant to the FCC Regulatory Review and Approval (as defined in the Sale Order, the form of which is attached as Exhibit F to the Agreement) and payment of the FCC Direct Payment (as defined in the FCC Term Sheet) provided for in Section 2(a) of the FCC Term Sheet.

         2.       Notice of Auction and Notice of Sale Hearing

         On a date not later than three (3) business days following approval by the Court of the Bidding Procedures Order, Debtors will transmit (a) the Notice of Auction and Sale Hearing, (b) the Bidding Procedures Order and (c) the Bidding Procedures by postage-prepaid, first-class U.S. mail, hand-delivery, telecopy, or overnight courier, to: (i) the Office of the United States Trustee;
(ii) counsel to the Official Committee of Unsecured Creditors ("Committee");
(iii) counsel to BFD Communications Partners, L.P., a Cayman Islands limited partnership and administrative agent and lender under the Debtors' debtor-


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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

in-possession financing (including any lenders under any replacement debtor-in-possession financing, the "DIP Lender"); (iv) counsel to the Federal Communications Commission ("FCC"); (v) the entities who have requested notice pursuant to Bankruptcy Rule 2002; (vi) those government agencies required to receive notice of proceedings under the Bankruptcy Rules and the Local Bankruptcy Rules; (vii) potential qualified bidders known to Debtors; and (ix) any other entities that Debtors, the Proposed Purchaser (as defined below), the Committee or the DIP Lender desire to receive notice. Additionally, Debtors shall cause the Notice of Auction and Sale Hearing to be published in the national edition of the Wall Street Journal on a date commencing not later than five (5) business days following approval by the Court of the Bidding Procedures Order and to continue for three (3) consecutive days.

         3.       Indication of Interest

         Debtors will send a proposed confidentiality agreement to any entity that, in response to the Notice of Auction and Sale Hearing, in writing, makes a request to Debtors' undersigned counsel for information about the Licenses or indicates its interests in participation in the Auction.

         4.       Confidentiality Agreement and Selection of Qualified Bidder

         Potential bidders on the Licenses will be required to (i) complete and execute a confidentiality agreement in form and substance satisfactory to Debtors (which shall be on terms no less favorable to Debtors as the NDA (as defined in the Agreement)); (ii) provide Debtors with current financial information about their financial qualifications and any other information Debtors may reasonably request; and (iii) provide a preliminary non-binding proposal (the "Proposal") regarding (v) the purchase price; (w) structure and financing of the Sale; (x) anticipated regulatory approvals required to close the Sale and the anticipated time frame and impediments for obtaining the same;
(y) other conditions to closing; and (z) the nature and extent of additional due diligence it may wish to conduct. Debtors shall qualify potential bidders for continuing with the sales process by notifying potential bidders who have returned the confidentiality agreement and presented satisfactory financial qualifications that they have been selected as a qualified bidder (the "Qualified Bidders").

         5.       Purchase Agreement with Proposed Purchaser

         Debtors have entered into that certain Purchase Agreement dated August 4, 2003 (the "Agreement") with Cingular Wireless LLC (the "Proposed Purchaser"). Pursuant to the Agreement, Debtors have agreed to Sell their rights and interests in the Licenses to Proposed Purchaser, subject to higher and better offers from Qualified Bidders at the Auction (as defined below). Pursuant to the Agreement, Proposed Purchaser has agreed to pay One Billion Four Hundred Million Dollars ($1,400,000,000.00) for the purchase of


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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

the Debtors' rights and interests in the Licenses (the "Purchase Price"). Further, the Agreement provides, and the Court has approved, that Debtors shall pay, pursuant to Section 503(b)(1) of the Bankruptcy Code, to Proposed Purchaser on the terms and conditions set forth in the Agreement (including but not limited to the sole sources for such payment as provided in Section 5.7(d) of the Agreement), (i) a break-up fee equal to 1.5% of the Purchase Price (the "Break-Up Fee"), and (ii) an expense reimbursement (the "Expense Reimbursement") not to exceed Four Hundred Thousand Dollars ($400,000.00). A copy of the Agreement is available upon written request to Debtors' undersigned counsel.

         6.       Due Diligence

         Debtors will provide reasonable access to Debtors' books, records, and executives to Qualified Bidders for the purpose of conducting due diligence with respect to the Licenses.

         7.       Submission of Bids

         Any Qualified Bidder desiring to bid (a "Bid") for the Debtors' rights and interests in the Licenses at the Auction, must deliver, in writing, its Bid to: (i) Schrier-Rape, P.C., co-counsel for the Debtors, 5929 Westgrove Drive, Dallas, Texas 75248 (Attn: Deborah L. Schrier-Rape); and (ii) UBS Investment Bank, Attention: Davis Terry, Managing Director, 299 Park Avenue, New York, New York 10171, such that the Bid is actually received by each of the foregoing entities not later than 12:00 p.m. (New York time) on September 15, 2003 (the "Bid Deadline"). Bids received after this deadline may be rejected or considered in Debtors' discretion.

         To be considered, a "Bid" must consist of the following:

         (A) The Qualified Bidder offers to purchase the Debtors' rights and interests in the Licenses upon the terms and conditions set forth in a copy of an agreement attached to its letter, in the form of the Agreement and marked to show changes to the Agreement, including price;

         (B) The Qualified Bidder's offer is irrevocable until the earlier of the closing of the Sale of the Licenses or 30 days after the entry of the Sale Order approving the Sale of the Licenses;

         (C)      The bid letter shall be accompanied by:

                  (1) a deposit in a form acceptable to the Debtors in the amount of 1.5% of the Purchase Price payable to the order of UBS AG - Stamford Branch, as agent for the Debtors (the "Earnest Money Deposit"); and


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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

                  (2) written evidence of a commitment for financing or other evidence of ability to consummate the Sale; and

         (D) The Qualified Bidder offers to make the FCC Direct Payment as provided in Section 2(a) of the FCC Term Sheet.

         (E) Unless waived by the Debtors and the Proposed Purchaser, the Debtors will consider a bid from a Qualified Bidder (other than the Proposed Purchaser) only if the bid:

                  (1) provides overall value for the Licenses to the Debtors of at least the Purchase Price plus the Break-Up Fee plus $40 million (the Break-Up Fee and $40 million being together the "Overbid Threshold");

                  (2) is on terms that in the Debtors' reasonable business judgment, are not materially more burdensome or conditional than the terms of Proposed Purchaser's Agreement;

                  (3) is not conditioned on obtaining financing or on the outcome of unperformed due diligence by the Qualified Bidder;

                  (4) does not request or entitle the bidder to any break-up fee, termination fee, expense reimbursement or similar type of payment;

                  (5) provides for the purchase of all of the Debtors' right and interest in the Licenses and only the Licenses to be purchased by Proposed Purchaser under the Agreement, free and clear of all Encumbrances, subject to approval of the FCC pursuant to the FCC Regulatory Review and Approval and payment of the FCC Direct Payment provided for in Section 2(a) of the FCC Term Sheet;

                  (6) in Debtors' good faith opinion, is likely to receive all necessary federal and state regulatory approvals; and

                  (7)      is received by the Bid Deadline.

         A bid received from a Qualified Bidder that meets the above requirements is a "Qualified Bid." A Qualified Bid will be valued based upon factors such as net value provided by such bid and the likelihood and timing of consummation

         Bidders and all other entities shall keep Bids confidential, with access restricted to the Proposed Purchaser, Debtors, the Committee, the FCC and the DIP Lender, and any of their respective professionals. Debtors may request additional information from a bidder other than Proposed Purchaser (whether previously qualified or not) in order to evaluate the bidder's ability to consummate a transaction and to fulfill its obligations in connection therewith, and such bidder shall be obligated to provide such information as a precondition to participating further in the Auction.


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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

         8.       Auction and Selection of Winning Bid

         If at least one Qualified Bid has been received (the "Topping Bid"), the Debtors may conduct an Auction in accordance with the terms below. Only Qualified Bidders (including the Proposed Purchaser) will be eligible to participate at the Auction. At least two (2) business days prior to the Auction, each Qualified Bidder (including the Proposed Purchaser or its Affiliates (as defined in the Agreement), any of which is deemed a Qualified Bidder) who has submitted a Qualified Bid must inform the Debtors whether it intends to participate.

         At the Auction, only the Proposed Purchaser and such Qualified Bidders who have submitted Qualified Bids in attendance at the start of the Auction shall be entitled to make any additional bids. The additional bids will be made and received in one room, on an open basis, and all other bidders shall be entitled to be present for all bidding with the understanding that the true identity of each bidder (including such bidder's ultimate parent) shall be fully disclosed to all other bidders and that all material terms of each bid will be fully disclosed to all other bidders throughout the entire Auction. Except as expressly provided in this paragraph, all increases in bids following receipt of the Topping Bid or any additional bids that meet such requirement shall be made in increments of not less than $10 million. Bidding at the Auction shall continue until such time as the highest and best offer is determined. The Break-Up Fee shall be maintained for the benefit of the Proposed Purchaser or any of its Affiliates with respect to any Topping Bid. For the avoidance of doubt, during the Auction, for the Proposed Purchaser or any of its Affiliates to top the Topping Bid or any other additional bid (other than its own), such additional bid shall be not less than $10 million greater than the Topping Bid or any other additional bid less the Break-Up Fee.

         The Auction will be conducted at 9:00 a.m. (New York time) to be held at the offices of UBS Investment Bank, 299 Park Avenue, New York, New York 10171 on September 23, 2003, or such later date as Debtors, after consultation with the Proposed Purchaser, the Committee, the FCC and the DIP Lender, may agree (the "Auction"). The Auction will be conducted according to the specific process set forth on Exhibit C attached hereto. For its Bid to be considered, a Qualified Bidder must appear in person at the Auction or through a duly authorized representative.

         At the conclusion of the Auction, Debtors, after consultation with the Committee, the FCC, and the Lenders, will select the bid that they determine to be the highest and best offer for the Licenses (the "Winning Bid"). Debtors shall file a notice with the Court of such election and present the Winning Bid to the Court for approval. The party that submits the Winning Bid shall be referred to as the "Winning Bidder." Unless and to the


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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

extent otherwise agreed by Debtors, the Winning Bidder will enter into definitive agreements before the Auction is adjourned.

         The Court's approval of the Sale shall be effective upon the entry of the Sale Order pursuant to Bankruptcy Rule 6004(g). The Sale Order shall contain a finding that the purchaser is a good faith purchaser in accordance with
Section 363(m) of the Bankruptcy Code.

         9.       Sale Hearing

         The hearing to consider approval of the Sale (the "Sale Hearing") will take place before the Honorable Adlai S. Hardin, Jr., United States Bankruptcy Judge, on September 25, 2003, at __:__ _.m. in Room 520, United States Bankruptcy Court, Southern District of New York, 300 Quarropas Street, White Plains, New York 10601.

         10.      Objections

         Objections to the Sale (an "Objection"), shall be in writing and filed and served by 4:00 p.m. (New York time) on September 12, 2003 on: (i) Schrier-Rape, P.C., co-counsel for the Debtors, 5929 Westgrove Drive, Dallas, Texas 75248 (Attn: Deborah L. Schrier-Rape); (ii) Andrews & Kurth L.L.P., co-counsel for the Debtors, 1717 Main Street, Suite 3700, Dallas, Texas 75201 (Attn: Jason Brookner); (iii) Weil, Gotshal & Manges LLP, special corporate counsel for the Debtors, 676 Fifth Avenue, New York, New York 10153 (Attn: Paul
M. Basta); (iv) Kasowitz, Benson, Torres & Friedman, counsel for the Committee, 1633 Broadway, 22nd Floor, New York, New York 10019 (Attn: David M. Friedman);
(v) Tory's, counsel for the DIP Lender, 237 Park Avenue, New York, New York 10019 (Attn: Emanuel Grillo); (vi) Department of Justice, Assistant U.S. Attorney, Civil Division, 33 Whitehall Street, 8th Floor, New York, New York 10004 (Attn: David J. Kennedy); (vii) Alston & Bird LLP, counsel for the Proposed Purchaser, 1201 West Peachtree Street, Atlanta, Georgia 30309-3424 (Attn: Bryan E. Davis and J. William Boone); and (viii) Office of the U. S. Trustee for the Southern District of New York, 33 Whitehall Street, 21st Floor, New York, New York 10004 (Attn: Pamela Lustrin).

         11.      Closing

         Closing is subject to: (i) satisfaction or waiver of the conditions set forth in the Agreement (or any other agreement entered into with the Winning Bidder); (ii) Court approval of the Sale by Final Order (as defined in the Agreement); (iii) FCC regulatory approval of the transfer of the Debtors' rights and interests in the Licenses by Final Order of the Commission; (iv) HSR Approval (as defined in the Motion); and (v) Court approval of the FCC Term Sheet without modification (collectively, the "Closing Conditions").


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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

         The closing of the Sale shall occur within ten (10) business days after the date upon which all of the Closing Conditions have been satisfied (the "Closing Date").

         12.      Failure to Consummate Purchase

         If for any reason a Winning Bidder fails to consummate the proposed Sale by the Closing Date due to a breach by such Winning Bidder, the Winning Bidder shall forfeit its Earnest Money Deposit to the Debtors. Debtors may consummate the proposed transaction with the next highest bidder at the final price bid by such bidder at the Auction (or, if such bidder is unable to consummate the transaction at such price, Debtors may consummate the transaction with the next highest bidder, and so forth), at the Debtors' option. The agreement with the highest bidder shall be deemed in full force and effect through the Closing Date. To the extent such bidder and Debtors' consent, Debtors and such bidder are authorized to effect the Sale of the Debtors' rights and interests in the Licenses to such bidder as soon as is commercially reasonable without further order of the Bankruptcy Court.

         13.      Return of Earnest Money Deposits

         Within thirty (30) business days after a Winning Bid has been selected and the Sale of the Debtors' rights and interests in the Licenses has been approved by the Court, the Earnest Money Deposits of the Qualified Bidders who are not the Winning Bidder shall be returned, provided such Qualified Bidder has not appealed from the order approving the Sale of the Licenses.


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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

                                    EXHIBIT A

                             (TO BIDDING PROCEDURES)

                                   "LICENSES"


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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

                                    EXHIBIT B

                          (TO BIDDING PROCEDURES ORDER)

                       NOTICE OF AUCTION AND SALE HEARING


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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

------------------------------  X
                                :
IN RE:                          :        CHAPTER 11
                                :
                                :
NEXTWAVE PERSONAL               :        CASE NO. 98-B 21529(ASH)
COMMUNICATIONS INC. ET AL       :
                                :
               DEBTORS.         :        JOINTLY ADMINISTERED
                                :
------------------------------  X

                       NOTICE OF AUCTION AND SALE HEARING

         PLEASE BE ADVISED that on August ____, 2003, the United States Bankruptcy Court for the Southern District of New York (the "Court") entered an order (the "Scheduling Order") approving the bidding procedures attached hereto as Exhibit A (the "Bidding Procedures"), which procedures are to control in connection with the proposed disposition by sale (to "Sell" or a "Sale") of all of the rights and interests in and to certain licenses (as reflected on Exhibit A to the Bidding Procedures, the "Licenses") of NextWave Telecom Inc., NextWave Personal Communications Inc., NextWave Partners Inc. and NextWave Power Partners Inc. (collectively, "Debtors"). The Licenses are to be sold free and clear of all Encumbrances (as defined in the Agreement (which is defined below)), subject to approval of the FCC pursuant to the FCC Regulatory Review and Approval (as defined in the Sale Order, the form of which is attached as Exhibit F to the Agreement) and payment of the FCC Direct Payment provided for in Section 2(a) of the FCC Term Sheet (as defined in the FCC Term Sheet).


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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

         PLEASE BE FURTHER ADVISED that Debtors have entered into that certain Purchase Agreement dated August 4, 2003 (the "Agreement") with Cingular Wireless LLC (the "Proposed Purchaser"). Pursuant to the Agreement, Debtors have agreed to Sell their rights and interests in the Licenses to Proposed Purchaser, subject to higher and better offers from Qualified Bidders (as defined below and in the Bidding Procedures) at the Auction (as defined below). Pursuant to the Agreement, Proposed Purchaser has agreed to pay One Billion Four Hundred Million Dollars ($1,400,000,000.00) for the purchase of the Licenses (the "Purchase Price"). Further, the Agreement provides that Debtors shall pay, pursuant to
Section 503(b)(1) of the Bankruptcy Code, to Proposed Purchaser, in the event that the Agreement is terminated or the Sale is not consummated with the Proposed Purchaser as provided in the Agreement (including but not limited to the sole sources of payment as provided in Section 5.7(d) of the Agreement), (i) a break-up fee equal to 1.5% of the Purchase Price (the "Break-Up Fee"), and
(ii) an expense reimbursement (the "Expense Reimbursement") not to exceed Four Hundred Thousand Dollars ($400,000.00). A copy of the Agreement is available upon written request to Debtors' undersigned counsel.

         PLEASE BE FURTHER ADVISED that all interested bidders are strongly advised to read carefully the Bidding Procedures. To the extent there are any inconsistencies between the Bidding Procedures as set forth in Exhibit A hereto and the summary description of its terms and conditions contained in this Notice, the terms of the Bidding Procedures control. Failure to comply with the Bidding Procedures shall result in the disqualification of an interested bidder.


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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

         PLEASE BE FURTHER ADVISED that, pursuant to the Bidding Procedures, a public auction of the Licenses will be conducted at the offices of UBS Investment Bank, 299 Park Avenue, New York, New York 10171 at 9:00 a.m. (New York time) on September 23, 2003 or such later date as Debtors, after consultation with the Proposed Purchaser, the Federal Communications Commission, the Official Committee of Unsecured Creditors, and the DIP Lender, may agree (the "Auction").

         PLEASE BE FURTHER ADVISED that, pursuant to the Bidding Procedures, any bidder desiring to submit a bid at the Auction (a "Bid") must send a letter of interest to Debtors' undersigned counsel and must first be qualified by Debtors (a "Qualified Bidder"). Qualified Bidders must deliver their bids in writing to
(i) Schrier-Rape, P.C., co-counsel for the Debtors, 5929 Westgrove Drive, Dallas, Texas 75248 (Attn: Deborah L. Schrier-Rape) (Fax Number 972-248-3229);
(ii) UBS Investment Bank, 299 Park Avenue, New York, New York 10171 (Attn: Davis Terry, Managing Director) (Fax Number 212-821-2675), such that the Bid is actually received by each of the foregoing entities not later than 12:00 p.m. (New York time) on September 15, 2003 (the "Bid Deadline").

         PLEASE BE FURTHER ADVISED that a hearing to consider approval of the Sale (the "Sale Hearing") will take place before the Honorable Adlai S. Hardin, Jr., United States Bankruptcy Judge, on September 25, 2003, at __:__ _.m. in Room 520, United States Bankruptcy Court, Southern District of New York, 300 Quarropas Street, White Plains, New York 10601.

         PLEASE BE FURTHER ADVISED that Objections to the Sale (an "Objection"),


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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

shall be in writing and filed and served by 4:00 p.m. (New York time) on September 12, 2003 on: (i) Schrier-Rape, P.C., co-counsel for the Debtors, 5929 Westgrove Drive, Dallas, Texas 75248 (Attn: Deborah L. Schrier-Rape); (ii) Andrews & Kurth L.L.P., co-counsel for the Debtors, 1717 Main Street, Suite 3700, Dallas, Texas 75201 (Attn: Jason Brookner); (iii) Weil, Gotshal & Manges LLP, special corporate counsel for the Debtors, 676 Fifth Avenue, New York, New York 10153 (Attn: Paul M. Basta); (iv) Kasowitz, Benson, Torres & Friedman, counsel for the Committee, 1633 Broadway, 22nd Floor, New York, New York 10019 (Attn: David M. Friedman); (v) Tory's, counsel for the DIP Lender, 237 Park Avenue, New York, New York 10019 (Attn: Emanuel Grillo); (vi) Department of Justice, Assistant U.S. Attorney, Civil Division, 33 Whitehall Street, 8th Floor, New York, New York 10004 (Attn: David J. Kennedy); (vii); Alston & Bird LLP, counsel for the Proposed Purchaser, 1201 West Peachtree Street, Atlanta, Georgia 30309-3424 (Attn: Bryan E. Davis and J. William Boone); and (viii) Office of the U. S. Trustee for the Southern District of New York, 33 Whitehall Street, 21st Floor, New York, New York 10004 (Attn: Pamela Lustrin).

         PLEASE BE FURTHER ADVISED that, all requests for information concerning the Licenses should be directed to the undersigned counsel for Debtors. Dated:
August __, 2003.

                                            [SELLERS' COUNSEL]


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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

                                    EXHIBIT A

                     (TO NOTICE OF AUCTION AND SALE HEARING)

                              "BIDDING PROCEDURES"


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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

                                    EXHIBIT C

                          (TO BIDDING PROCEDURES ORDER)


                                 AUCTION PROCESS

         Any capitalized terms not defined in this Exhibit C shall have the meaning ascribed to such term in the Bidding Procedures.

         1.       Open auction.

         2. At the Auction, only the Proposed Purchaser and such Qualified Bidders in attendance at the start of the Auction shall be entitled to make any additional Bids. Bidding shall proceed in one room, on an open basis, and all other Qualified Bidders shall be entitled to be present for all bidding with the understanding that the true identity of each Qualified Bidder (including each Qualified Bidder's ultimate parent) shall be fully disclosed to all other Qualified Bidders and that all material terms of each Bid will be fully disclosed to all other Qualified Bidders throughout the entire Auction.

         3. Bidding proceeds with Qualified Bidders in alphabetical order with the Proposed Purchaser proceeding after all other Qualified Bidders have had an opportunity to bid.

         4. Additional bids shall not be less than $10 million greater than the Topping Bid or any additional bids that meet such requirement. The Break-Up Fee shall be maintained for the benefit of Proposed Purchaser or any of its Affiliates with respect to any Topping Bid. For the avoidance of doubt, during the Auction, for the Proposed Purchaser or any of its Affiliates to top the Topping Bid or any other additional bid (other than its own), such


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EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave
Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

                  additional bid shall be not less than $10 million greater than the Topping Bid or any other additional bid less the Break-Up Fee.

         5. Each Qualified Bidder shall have no more than one hour to make a Bid after a Bid has been made by another Qualified Bidder (the "Bidding Time"). If a Qualified Bidder has not made a Bid at the conclusion of the Bidding Time, the next Qualified Bidder may proceed with a Bid. A Qualified Bidder who does not make a Bid during its Bidding Time shall be excluded from participation in the Auction as soon as the next Qualified Bidder makes a Bid.

         6. Bidding shall proceed until there is no Qualified Bidder willing to "top" the last Bid and the Bidding Time for all remaining Qualified Bidders, except for the Bid of the then highest bidder, shall have expired.

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--------------------------------------------------------------------------------

EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                                    EXHIBIT F

                                   SALE ORDER

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

---------------------------------------------------- x
                                                     :
                  IN RE:                             :  CHAPTER 11

                                                     :
NEXTWAVE PERSONAL                                    :  Case No. 98-B 21529(ASH)
COMMUNICATIONS INC. et al                            :
                                                     :
                           Debtors.                  :  Jointly Administered
                                                     :
---------------------------------------------------- x

                ORDER UNDER 11 U.S.C. ss.ss. 105, 363 AND 1146(c)
                    OF THE BANKRUPTCY CODE AND FEDERAL RULES
                   OF BANKRUPTCY PROCEDURE 2002, 6004 AND 9019
             (A) APPROVING THE TERMS AND CONDITIONS OF AN AGREEMENT
                FOR THE SALE OF THE DEBTORS' RIGHTS AND INTERESTS
        IN CERTAIN DESIGNATED LICENSES; (B) AUTHORIZING THE SALE FREE AND
              CLEAR OF ALL LIENS, CLAIMS AND ENCUMBRANCES, SUBJECT
                 ONLY TO FCC REGULATORY REVIEW AND APPROVAL AND
                HSR APPROVAL; (C) AUTHORIZING DEBTORS TO SATISFY
             CERTAIN SECURED INDEBTEDNESS RELATED TO SUCH LICENSES;
                AND (D) APPROVING SETTLEMENT AND RELEASES BETWEEN
                 THE DEBTORS AND THE FCC WITH RESPECT TO CLAIMS
                       RELATED TO SUCH DESIGNATED LICENSES


         Upon the motion (the "Motion") of NextWave Telecom Inc., NextWave Personal Communications Inc., NextWave Partners Inc. and NextWave Power Partners Inc. (collectively, the "Debtors"), debtors and debtors in possession in the above-captioned bankruptcy cases, pursuant to 11 U.S.C. ss.ss. 105, 363 and 1146(c) and Rules 2002, 6004 and 9019 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), for, among other things, (A) an initial

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS -- Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power
Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


order approving, among other things (i) proposed bidding procedures (the "Bidding Procedures") for submission of higher and better offers or competing proposals for the sale of the Debtors' Rights and Interests (as defined below) in certain Designated Licenses (as defined below), (ii) certain bid protections, including payment of a break-up fee (the "Breakup Fee") and expense reimbursement in the event a higher and better offer or competing proposal is approved and consummated, (iii) the sale as contingent upon approval by this Court of the FCC Term Sheet (as defined below) without modification; and (iv) the form of notice and setting hearing and related deadlines with respect to sale and settlement; and (B) an order (the "Sale Order"), among other things,
(i) approving the terms and conditions of the agreement for the sale of the Rights and Interests in certain Designated Licenses; (ii) authorizing the sale free and clear of all liens, claims, and Encumbrances (as defined in the Purchase Agreement, which is defined below), subject only to (x) the FCC's regulatory powers and process with respect to transfer and disposition of the license assignment applications, including any related requests for relief under 47 C.F.R. ss.ss. 24.714 and 1.2111, and any other applicable FCC rules and regulations ("FCC Regulatory Review and Approval"), (y) if FCC Regulatory Review and Approval is granted, payment by the Purchaser of the FCC Direct Payment (as defined in the FCC Term Sheet, as defined below), and (z) approval pursuant to the Hart-Scott Rodino Act (the "HSR Approval"), and exempt under 11 U.S.C. ss. 1146(c) from any stamp, transfer, sales, recording or similar tax; (iii) authorizing the Debtors to satisfy certain secured indebtedness related to such Designated Licenses, and (iv) approving settlement and releases between the Debtors and the FCC with respect to claims related to such Designated Licenses; and Debtors having entered into that certain Purchase Agreement with Cingular Wireless LLC (the "Proposed Purchaser") dated

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------

EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


August __, 2003, a copy of which was annexed to the Motion as Exhibit A and is hereby incorporated by reference (the "Purchase Agreement") for the sale of the Rights and Interests in certain licenses (the "Designated Licenses") to the Proposed Purchaser or any other higher or better offer selected in accordance with the Purchase Agreement, the Bidding Procedures and subject to approval by this Court (the "Winning Bid") (such sale to the Proposed Purchaser or the party with the Winning Bid, the "Sale"); and Debtors having entered into that certain term sheet with the Federal Communications Commission (the "FCC"), the United States Department of Justice (the "DOJ"), BFD Communications Partners, L.P., a Cayman Islands limited partnership and administrative agent and lender under the Debtors' debtor-in-possession financing (the "DIP Lender"), and the Official Committee of Unsecured Creditors (the "Committee") regarding the section 363 sale of rights and interests in certain licenses as of August __, 2003, a copy of which was annexed to the Motion as Exhibit __ and is hereby incorporated by reference (the "FCC Term Sheet"); and this Court having entered an order on August 21, 2003 (the "Bidding Procedures Order"), approving, among other things, the proposed Bidding Procedures, the Breakup Fee and the notice of Sale; and an auction (the "Auction") having been commenced on September __, 2003 in accordance with the Bidding Procedures; and the Debtors having determined that Cingular Wireless LLC (the "Purchaser") submitted the Winning Bid at the Auction for the Rights and Interests in the Designated Licenses; and a hearing having been held on September __, 2003 (the "Sale Hearing"); and adequate and sufficient notice of the Bidding Procedures, the Purchase Agreement, the FCC Term Sheet and all transactions contemplated thereunder and in this Sale Order having been given to all parties in interest in these cases and as required by the Bidding Procedures Order; and all interested parties having been afforded an

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------

EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


opportunity to be heard with respect to the Motion and all relief related thereto; and the Court having reviewed and considered: (i) the Motion, (ii) the objections thereto, if any, and (iii) the arguments of counsel made, and the evidence proffered or adduced, at the Sale Hearing; and after due deliberation thereon; and good and sufficient cause appearing therefor, this Court hereby

         FINDS, DETERMINES AND CONCLUDES THAT:

         1. This Court has jurisdiction to hear and determine the Motion pursuant to 28 U.S.C. ss.ss. 157 and 1334, and this matter is a core proceeding under 28 U.SC.ss. 157(b)(2)(A). Venue of these cases and the Motion in this District is proper under 28 U.S.C. ss.ss. 1408 and 1409.

         2. The statutory predicates for relief requested in the Motion are sections 105, 363 and 1146(c) of the United States Bankruptcy Code, 11
U.S.C. ss.ss. 101-1330 (as amended, the "Bankruptcy Code"), and Bankruptcy Rules 2002, 6004 and 9019.

         3. Proper, timely, adequate and sufficient notice of the Motion and the Sale Hearing has been provided in accordance with (i) section 102(1) of the Bankruptcy Code, and (ii) Bankruptcy Rules 2002, 6004 and 9019.

         4. As evidenced by the affidavits of service and publication filed with this Court, and based on the representations of counsel at the Sale
Hearing: (i) due, proper, adequate and sufficient notice of the Motion, the Auction (including the opportunity to submit higher and better offers for the Rights and Interests in such licenses in connection therewith), the Sale Hearing, the Sale and the transactions contemplated thereby, has been provided in accordance with sections 102(1), 105, 363 and 1146(c) of the Bankruptcy Code, Bankruptcy Rules 2002, 6004 and 9019, and all other provisions of the Bankruptcy Rules and/or the Local Rules of the United States Bankruptcy Court for the Southern District of New York (the "Local Rules")

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------

EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

governing the transactions that are the subject of the Motion, and in compliance with the Bidding Procedures, the Purchase Agreement and the Bidding Procedures Order; (ii) such notice was good, sufficient and appropriate under the circumstances; and (iii) no other or further notice of the Motion, the Sale Hearing or the Sale or the transactions contemplated thereby, is or shall be required.

         5. A reasonable opportunity to object and to be heard with respect to the Motion and the relief requested therein has been afforded to all parties in interest, including the following: (i) the Office of the United States Trustee; (ii) the Committee; (iii) counsel to the lenders under the Debtors' debtor-in-possession credit facility; (iv) all entities (as used throughout this Sale Order, such term shall have the meaning set forth in section 101(15) of the Bankruptcy Code) known by the Debtors to have expressed an interest in acquiring some or all of the Rights and Interests in the Designated Licenses; (v) all of the Debtors' creditors, equity and other interest holders of record; (vi) all entities known by the Debtors to have asserted any lien in or upon any of the Debtors' assets; (vii) the taxing authorities for those jurisdictions in which the Debtors conducted business; (viii) all non-debtor parties to the Debtors' executory contracts and unexpired leases; and (ix) all other parties that had filed a notice of appearance and demand for service of papers in these bankruptcy cases under Bankruptcy Rule 2002 as of the date of the Motion.

         6. Each of the Debtors possesses all rights and interests under the Communications Act (as defined in paragraph 19 below) (the "Rights and Interests"), that are necessary to hold and control the Designated Licenses and operate commercial mobile radio service systems.

         7. Each of the Debtors has full corporate power and authority to execute the Purchase Agreement and all other documents contemplated thereby, and the Sale of the Rights and Interests

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------

EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

in such licenses pursuant to the Purchase Agreement has been duly and validly authorized by all necessary corporate action of the Debtors. Each of the Debtors has all of the corporate power and authority necessary to consummate the transactions contemplated by the Purchase Agreement and no consents or approvals, other than approval of this Court, this Sale Order, FCC Regulatory Review and Approval and HSR Approval, and those other approvals expressly provided in the Purchase Agreement, are required by the Debtors to consummate the transactions contemplated therein.

         8. Each of the Debtors has full corporate power and authority to execute the FCC Term Sheet and all other documents contemplated thereby, and the Debtors' satisfaction of certain secured indebtedness related to the Designated Licenses and the granting of certain mutual and limited releases pursuant to the FCC Term Sheet has been duly and validly authorized by all necessary corporate action of the Debtors. Each of the Debtors has all of the corporate power and authority necessary to consummate the transactions, settlements and releases contemplated by the FCC Term Sheet, and no consents or approvals, other than approval of this Court, this Sale Order, and those expressly provided in the FCC Term Sheet, are required by Debtors to consummate the transactions, settlements and releases contemplated therein.

         9. None of the Debtors is, nor after consummation of the transactions contemplated by the Purchase Agreement will be, an investment company, unit investment trust or face-amount certificate company under the Investment Company Act of 1940, as amended, or subject to regulation under such Act, or controlled by an investment company, unit investment trust or face-amount certificate company under such Act.

         10. All applicable requirements of section 363(f) of the Bankruptcy Code have been

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------

EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


satisfied, and accordingly, the Debtors may sell the Rights and Interests in the Designated Licenses pursuant to section 363(f), subject to (a) the provisions of the Purchase Agreement, (b) FCC Regulatory Review and Approval, (c) payment by the Purchaser of the FCC Direct Payment, and (d) HSR Approval, free and clear of all Encumbrances, with such Encumbrances (other than those Encumbrances asserted by the DIP Lender or by the lenders under any replacement debtor-in-possession credit facility approved by the Bankruptcy Court (the "Replacement DIP Lenders") and the FCC, which are to be satisfied in full, (a) in the case of the FCC, upon FCC Regulatory Review and Approval being granted and payment by the Purchaser of the FCC Direct Payment, and (b) in the case of the DIP Lenders or the Replacement DIP Lenders, from the Sale proceeds), if any, to be transferred and attached to the net proceeds obtained for the Designated Licenses with the same validity, priority and effect such Encumbrances had upon the Designated Licenses immediately prior to their sale, subject to further order of the Court.

         11. The Debtors have demonstrated both: (a) good, sufficient and sound business purpose and justification; and (b) compelling circumstances for the Sale other than in the ordinary course of business, pursuant to section 363(b) of the Bankruptcy Code, in that, among other things: (i) the immediate consummation of the Sale to the Purchaser is necessary and appropriate to maximize the value of the Debtors' estates; and (ii) the Sale will provide the means for the Debtors to maximize distributions to creditors and facilitate the successful confirmation of a plan of reorganization.

         12. Approval at this time of the Purchase Agreement and the FCC Term Sheet and the consummation of the transactions contemplated thereby is in the best interests of Debtors, their

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------

EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

creditors, and their estates. The Sale pursuant to the Purchase Agreement and subject to FCC Regulatory Review and Approval is in the best interests of Debtors, their creditors, and their estates and does not amount to a sale of substantially all of the assets of any of the Debtors. Good and sufficient business justification for consummating the Sale pursuant to section 363(b) of the Bankruptcy Code has been established.

         13. The terms and the conditions of the Purchase Agreement and the FCC Term Sheet are fair and reasonable. The Purchase Agreement represents the highest and best offer for the Sale, and the Purchase Price (as defined in the Purchase Agreement) is fair and reasonable and provides Debtors reasonably equivalent value for the Designated Licenses. Debtors determined to accept the Purchaser's offer to purchase the Designated Licenses following a marketing effort and the Auction.

         14. The Sale has been pursued by Debtors in contemplation of their expected reorganization, and will facilitate Debtors' attempts to reorganize pursuant to chapter 11 of the Bankruptcy Code.

         15. Each of the Purchase Agreement and the FCC Term Sheet and the mutual limited releases contained in the FCC Term Sheet was negotiated, proposed and entered into by the parties without collusion, in good faith, and from arms'-length bargaining positions.

         16. The Purchaser is a buyer in good faith under section 363(m) of the Bankruptcy Code and, upon consummation of the Sale, is entitled to the protections afforded thereby. Neither Debtors nor the Purchaser has engaged in any conduct that would cause or permit the Purchase Agreement and the transactions contemplated thereby to be avoided under sections 363(m) or 363(n) of the Bankruptcy Code.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------

EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


         17. Upon FCC Regulatory Review and Approval being granted and payment by the Purchaser of the FCC Direct Payment, the transfers of the Designated Licenses pursuant to the Purchase Agreement (a) will be legal, valid and effective transfers of the Rights and Interests in the Designated Licenses to the Purchaser, and (b) will vest the Purchaser with the Rights and Interests in the Designated Licenses, free and clear of any and all Encumbrances under section 363(f) of the Bankruptcy Code.

         18. Pursuant to the Purchase Agreement, Purchaser shall not be required to close the transactions contemplated by the Purchase Agreement, including the payment of the FCC Direct Payment, unless the closing conditions of Article VII of the Purchase Agreement, including without limitation Section 7.3, have been fully and completely satisfied in Purchaser's sole discretion.

         19. As indicated above, the Debtors and the FCC have reached resolution of the FCC's claims with respect to the Designated Licenses, the terms and conditions of which have been detailed in the FCC Term Sheet. As further set forth in the FCC Term Sheet, the resolution also requires that the FCC and the Debtors grant limited releases to each other from claims to the extent (and only to the extent) that such claims relate to the Designated Licenses. All other claims including claims in respect of the remaining, non-Designated Licenses held by the Debtors are outside the scope of the limited releases contained in the Agreement and are preserved and not released, subject to a pro-rata reduction to reflect the limited releases with respect to the proportionate value of the Designated Licenses. The proposed releases contemplate that the FCC will receive the FCC Direct Payment free and clear of all liens, claims and encumbrances of the Debtors or any of its creditors, equity or other interest holders and that

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------

EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

the Debtors are similarly receiving the NextWave Proceeds (as defined in the FCC Term Sheet) free and clear of any claims, liens, rights or interests of the FCC, provided however that the FCC is not waiving its right to be heard on any matter in the Debtors' chapter 11 cases, including but not limited to the right to raise, appear and be heard on any proposed expenditure by the Debtors (including from the NextWave Proceeds) outside of the ordinary course of business, and any proceedings related to a proposed plan of reorganization. The forms of releases to be exchanged by the Debtors and the FCC are to be binding through this Sale Order on all of the Debtors' creditors, equity and other interest holders as set forth in the FCC Term Sheet. Approval of the FCC Term Sheet, without modification, by this Court in this Sale Order is a precondition to the Sale. Further, even following entry of this Sale Order, the closing of the Sale is conditioned upon FCC Regulatory Review and Approval and payment by the Purchaser of the FCC Direct Payment, and in accordance with Section 3(b) of the FCC Term Sheet, the FCC has preserved its rights and powers to take any action pursuant to its regulatory authority over the Debtors as an FCC licensee, including without limitation the FCC's authority under the Communications Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Communications Act") and the FCC rules, regulations, policies and decisions, or with respect to any action or claim related to the Debtors' obligations regarding the provision of notice set forth in Section 3(a) of the FCC Term Sheet.

         20. Bankruptcy Rule 9019(a) authorizes a court to approve a compromise or settlement when it is in the best interests of the estate. In re Ashford Motels, Ltd., 226 B.R. 797, 802 (Bankr. S.D.N.Y. 1998). Fair and equitable settlements are to be encouraged, and thus should be approved unless they "fall below the lowest point in the range of reasonableness." In re W.T.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------

EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

Grant Co., 699 F.2d 599, 608 (2d Cir. 1983), citing Newman v. Stein, 464 F.2d 689 (2d Cir. 1972); In re Ashford, 226 B.R. at 802.

         21. The resolution articulated in the FCC Term Sheet satisfies these standards, and represents a fair and equitable settlement which enables the Debtors and the FCC to resolve a portion of the disputes between them without resorting to additional litigation. The Debtors have negotiated the proposed resolution in good faith and believe it falls within the "lowest range of reasonableness" of the results they could have obtained in litigation, which would have been time-consuming and expensive.

         22. The Court has apprised itself of all facts necessary to form an informed and objective opinion regarding the probable outcomes should the various matters resolved by the FCC Term Sheet and the releases contained therein be litigated. In that regard, the Court has made an educated estimate of the complexity, expense, and likely duration of such litigation, the possible difficulties of collecting on any judgment which might be obtained, the possible effects such litigation may have on the ability of the Debtors to reorganize and the viability and value of their businesses, and all other factors that are relevant to a determination of whether the FCC Term Sheet and the releases contained therein constitutes a full and fair compromise. See Protective Committee for Independent Stockholders of TMT Trailer Ferry, Inc. v. Anderson, 390 U.S. 414, 424-25 (1968).

         23. In assessing the compromise and settlement reflected by the FCC Term Sheet and the releases contained therein, the Court has reviewed the issues (in lieu of a trial or a mini-trial on the merits). In so doing, the Court has given weight to the informed judgment of the Debtors, the FCC, the DIP Lenders, and the Committee (and their respective advisors) that the compromise

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------

EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


and settlement reflected by the FCC Term Sheet and the releases contained therein is fair and equitable, and considered the competency and experience of the counsel and financial advisors who support the FCC Term Sheet.


         24. The consummation and implementation of the FCC Term Sheet, the terms and conditions of the FCC Term Sheet, and the mutual limited releases contained therein are an important and necessary component of, and in furtherance of, the Debtors' reorganization and ultimate plan of reorganization or other distribution to the Debtors' creditors, and the parties would not have been able to reach a settlement without agreement on the granting of the releases. The settlement embodied in the FCC Term Sheet and the releases provided therein are a material benefit to the Debtors', their estates, and their creditors, equity and other interest holders. Accordingly, the FCC Term Sheet and the releases contained therein are in the best interest of the Debtors', their estates, and their creditors, equity and other interest holders.

         25. Accordingly, the proposed resolution of the claims between the FCC and the Debtors with respect to the Designated Licenses as detailed in the FCC Term Sheet, is fair and equitable and is in the best interest of their estates and is hereby approved.

         26. All of the provisions of this Sale Order, the Purchase Agreement and the FCC Term Sheet are nonseverable.

         27. The relief requested in the Motion, including approval of the Purchase Agreement and the FCC Term Sheet, is in the best interests of the Debtors, their creditors, and their estates.

         NOW THEREFORE, IT IS HEREBY

         ORDERED that the Motion is granted in its entirety; and it is further

         ORDERED that all objections, if any, to the Motion or the relief requested therein that

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------

EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54



have not been withdrawn, waived, or settled, and all reservations of rights included therein, are overruled on the merits; and it is further

                 Approval of the Purchase Agreement and the Sale

         ORDERED that the Purchase Agreement, and all of the terms, conditions and transactions contemplated by the Purchase Agreement with the Purchaser are hereby approved in all respects, subject to FCC Regulatory Review and Approval, and the transactions contemplated thereby are hereby approved in all respects and authorized under section 363(b) of the Bankruptcy Code, subject to FCC Regulatory Review and Approval; and it is further

         ORDERED that, pursuant to section 363(b) of the Bankruptcy Code, each of the Debtors is hereby authorized and directed (subject to applicable closing conditions) (i) to perform under, consummate and implement the Purchase Agreement, together with all additional instruments and documents that may be reasonably necessary or desirable to consummate the Sale and related transactions, (ii) to take all further actions as may be reasonably necessary or desirable to implement the Purchase Agreement, and (iii) to take all further actions as may be reasonably requested by the Purchaser for the purpose of selling, assigning, transferring, granting, conveying and conferring to the Purchaser, or reducing to possession, any or all of the Rights and Interests in the Designated Licenses free and clear of any and all Encumbrances; and it is further

         ORDERED that, subject to the terms and conditions of the Purchase Agreement, the Purchaser shall execute all instruments and documents and perform all of its obligations under the Purchase Agreement, including, without limitation, payment of the Purchase Price; and it is further

         ORDERED that, pursuant to sections 105 and 363(f) of the Bankruptcy Code, upon the

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------

EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


closing under the Purchase Agreement, which may occur only following FCC Regulatory Review and Approval being granted, the Rights and Interests in the Designated Licenses shall be transferred to the Purchaser free and clear of any and all Encumbrances, with such Encumbrances (other than those Encumbrances asserted by the DIP Lenders or the Replacement DIP Lenders and the FCC which are to be satisfied in full, (a) in the case of the FCC, upon FCC Regulatory Review and Approval being granted and payment by the Purchaser of the FCC Direct Payment, and (b) in the case of the DIP Lenders or the Replacement DIP Lenders, from the Sale proceeds), if any, to transfer and attach to the net proceeds obtained for the Designated Licenses with the same validity, priority and effect each such Encumbrance had upon the Designated Licenses immediately prior to the sale of the Rights and Interests, subject to further order of the Courts; and it is further

         ORDERED that the Purchaser shall pay the FCC Direct Payment to the FCC upon closing of the Sale pursuant to the Purchase Agreement, with such payment to be free and clear of any liens, claims, encumbrances, rights or interests of the Debtors and other parties in interest; and it is further

         ORDERED that in accordance with the Purchase Agreement, $20 million (the "Indemnity Proceeds") will be used to fund the Indemnity Escrow Amount (as defined in the Purchase Agreement); and it is further

         ORDERED that the Debtors are authorized to pay all amounts due under the debtor-in possession credit facility (other than the conversion premium thereof) or under any replacement debtor-in-possession credit facility approved by the Bankruptcy Court (the "DIP Loan Repayment") out of the proceeds of the Sale; and it is further

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------

EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

 Approval of the FCC Term Sheet and the Settlement and Limited Releases Therein

         ORDERED that the FCC Term Sheet and all of the terms, conditions and transactions contemplated by the FCC Term Sheet, including without limitation the resolution of the FCC's claims with respect to the Designated Licenses and the grant of mutual, limited releases for claims to the extent (and only to the extent) that such claims relate to the Designated Licenses is hereby approved; and it is further

         ORDERED that, pursuant to Bankruptcy Rule 9019, each of the Debtors is hereby authorized and directed (subject to applicable conditions precedent as detailed in the FCC Term Sheet) to perform under, consummate and implement the FCC Term Sheet, together with all additional instruments and documents that may be reasonably necessary or desirable to consummate the transactions contemplated by the FCC Term Sheet, and to take all further actions as may be reasonably requested by the FCC or the DOJ for the purpose of consummating the transactions contemplated by the FCC Term Sheet; and it is further

         ORDERED that upon entry of this Sale Order, the FCC shall undertake to review, in accordance with its normal process, any Request (as defined in the FCC Term Sheet) filed by the Debtor and/or the Winning Bidder (including but not limited to Requests related to the payment requirements of 47 C.F.R. ss.ss.
1.2111 & 24.714) arising in connection with the sale and transfer of the Rights and Interests in the Designated Licenses, but neither this Sale Order nor the FCC Term Sheet is a guarantee that FCC Regulatory Review and Approval will result in the FCC approving any such Request; and it is further

         ORDERED that subject to the provisions of second-following decretal paragraph below and the satisfaction of the terms and conditions of the FCC Term Sheet, upon the occurrence of

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------

EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


the conditions set forth in Section 3(a) of the FCC Term Sheet, the Debtors, for themselves and on behalf of any party or person (including, without limitation, any past or present, direct or indirect, member, shareholder, owner, and affiliate thereof, and each officer, director, manager, partner, principal, agent, servant, employee, representative, advisor, attorney or creditor) claiming through them or by reason of any damage to the Debtors and/or damage resulting from affiliation or in connection with the Debtors (the "NextWave Claimants") and all creditors, equity and other interest holders (the "Other Claimants"), are hereby deemed to forever release, waive and discharge the FCC and/or the United States and each and every past and present, direct or indirect principal, agent, servant, staff, employee, representative, advisor and attorney of the FCC and/or the United States from any and all claims (including derivative claims), obligations, suits, judgments, liens, damages, demands, debts, rights, interests, causes of actions, liabilities, costs and expenses, of any kind, character or nature whatsoever, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, now existing or which the NextWave Claimants or the Other Claimants believe to now exist, or hereafter arising in law, equity or otherwise (i) that are based in whole or in part on any act, omission, transaction, or other occurrence or circumstance existing or occurring prior to the closing of the Sale solely to the extent, and in the proportionate value related to the Designated Licenses; or (ii) which the NextWave Claimants or the Other Claimants could assert against the FCC with respect to the FCC Direct Payment on any basis; and it is further

         ORDERED that subject to the provisions of the next following decretal paragraph below, and the satisfaction of the terms and conditions of the FCC Term Sheet, upon the occurrence of the conditions set forth in Section 3(b) of the FCC Term Sheet, the FCC and the United States

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------

EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54

and each and every past and present, direct or indirect principal, agent, servant, staff, employee, representative, advisor and attorney of the FCC and the United States are hereby deemed to release, acquit, and forever discharge the Debtors and each and every past and present, direct or indirect, member, shareholder, owner, and affiliate thereof, and each past and present, direct or indirect, officer, director, manager, partner, principal, agent, servant, employee, representative, advisor, creditor and attorney of the Debtors, from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses of any kind, character or nature whatsoever, fixed or contingent, liquidated or unliquidated, matured or unmatured, known or unknown, foreseen or unforeseen, in law or equity or otherwise which the FCC and/or the United States may have or claim to have now or which may hereafter arise out of, (i) based in whole or in part on any act, commission, omission, transaction or other circumstances, existing or occurring prior to the closing of the Sale, solely to the extent related to the Designated Licenses, or (ii) which the FCC or the United States could assert against the NextWave Proceeds or the Indemnity Proceeds on any basis, except with respect to federal taxes or enforcement of the criminal, environmental or antitrust laws of the United States, or any action by the FCC pursuant to its regulatory authority over the Debtors as FCC licensees, including without limitation its authority under the Communications Act and the FCC rules, regulations, policies and decisions, or with respect to any action or claim related to the Debtors' representations and warranties regarding provision of notice set forth hereinabove; and it is further

         ORDERED that the mutual releases described herein to be granted by and to the Debtors or any of the Debtors' creditors, equity and other interest holders and the FCC and the United States in accordance with the FCC Term Sheet are limited to matters related to the Designated

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------

EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


Licenses, the FCC Direct Payment, the Indemnity Proceeds and the NextWave Proceeds as herein provided. Neither the FCC, the United States nor the Debtors or any of the Debtors' creditors or equity and other interest holders is releasing any claim with respect to or on account of any matter related to any license or any actions or omissions with respect thereto, except to the extent any such claim is related to or on account of the Designated Licenses, provided that for claims not solely related to the Designated Licenses then such releases apply only in the proportion that relates to or is on account of the value of the Designated Licenses or the FCC Direct Payment (excluding the enforcement of federal laws and regulations set forth above); and it is further

         ORDERED that entry of this Sale Order shall cause the FCC Term Sheet to be binding on all entities, subject to the conditions set forth in Section 8(b) of the FCC Term Sheet; and it is further

         ORDERED that the FCC and the Debtors shall continue to negotiate in good faith the resolution of the nature, amount, and treatment of the remainder of the FCC's claims against the Debtors' estates and the Debtors' claims, if any, against the FCC; and it is further

                            Approval of Other Matters

         ORDERED that Claims for payment of Microwave Relocation Liabilities shall be treated as administrative expenses in the Debtors' bankruptcy cases, entitled to priority of payment with other administrative expenses pursuant to section 503(b) of the Bankruptcy Code and shall be paid, to the extent and in the amount of the liability of the Debtors as determined by agreement of the Debtors or by Final Order of the Bankruptcy Court, pursuant to (x) the plan of reorganization of the Debtors as confirmed by Final Order of this Court or (y) at the Debtors' election, pursuant

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------

EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


to Final Order of this Court; and it is further

         ORDERED that from and after the closing of the Sale, the Debtors shall maintain an adequate reserve for payment of administrative expenses, including but not limited to Microwave Relocation Liabilities; and it is further

         ORDERED that the Debtors, and each of them, and all parties in interest in the Debtors' bankruptcy cases shall have the right to object to any and all administrative expense claims, including but not limited to claims for payment of Microwave Relocation Liabilities; and it is further

         ORDERED that, notwithstanding any provision of this Sale Order, upon
(i) FCC Regulatory Review and Approval being granted, and (ii) the making of all payments (including the FCC Direct Payment) contemplated in the Purchase Agreement, (a) all Encumbrances or other interests in or against the Designated Licenses prior to the closing of the Sale shall be unconditionally released, discharged and terminated, (b) all of the Rights and Interests in the Designated Licenses, free and clear of all Encumbrances, shall be conveyed to and vested in Purchaser, and (c) this paragraph is and shall be binding upon and govern the acts of all entities; and it is further

         ORDERED that notwithstanding any other provision of this Sale Order, Purchaser shall not be required to close the transactions contemplated by the Purchase Agreement, including the making of the FCC Direct Payment (and, therefore, shall not be in breach of the Purchase Agreement), unless the closing conditions of Article VII of the Purchase Agreement, including without limitation Section 7.3, have been fully and completely satisfied in Purchaser's sole discretion; and it is further

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------

EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


         ORDERED that pursuant to sections 105(a) and 363 of the Bankruptcy Code, all entities are hereby enjoined from taking any action against the Purchaser or the Purchaser's affiliates (as they existed immediately prior to the closing of the Sale and which shall include each of the Purchaser's members and their respective affiliates) to recover any claim which such entity has solely against the Debtors or the Debtors' affiliates (as they exist immediately following the closing of the Sale); and it is further

         ORDERED that in the event that any entity (except for the FCC) that has filed financing statements or other instruments, documents or agreements evidencing Encumbrances on or interests in the Designated Licenses does not deliver to the Debtors prior to and in connection with the closing of the Sale, termination statements, instruments of satisfaction, releases of all Encumbrances or other interests that the entity has with respect to the Designated Licenses, in proper form for filing and executed by the appropriate entity, the Debtors or the Purchaser, upon completion of the Sale, are hereby authorized to execute and file such statements, instruments, releases and other documents on behalf of such entities with respect to the Designated Licenses, consistent with the terms of this Sale Order, and shall have no liability for any act pursuant thereto; with respect to the FCC, but only after FCC Regulatory Review and Approval has been granted and payment by the Purchaser of the FCC Direct Payment, the FCC shall execute and file the UCC-3's and other necessary instruments or documents necessary to release any liens or security interests the FCC has in the Designated Licenses; and it is further

         ORDERED that this Court retains jurisdiction (i) to enforce and implement the terms and provisions of the Purchase Agreement, all amendments thereto, any waivers and consents thereunder, and of each of the agreements executed in connection therewith, (ii) to compel

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------

EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


delivery of the Rights and Interests in the Designated Licenses in accordance with the terms of the Purchase Agreement, the FCC Term Sheet and this Sale Order, (iii) to enforce and implement to the terms, conditions and provisions of the FCC Term Sheet, including without limitation the implementation and enforcement of the mutual limited releases provided for thereunder and approved by this Sale Order, (iv) to hear and determine claims and objections thereto for payment of Microwave Relocation Liabilities, (v) to compel delivery of the Purchase Price and the FCC Direct Payment in accordance with the Purchase Agreement and the FCC Term Sheet, (vi) to resolve any disputes, controversies or claims arising out of or relating to the Purchase Agreement and the FCC Term Sheet, and (vii) to interpret, implement and enforce the provisions of this Sale Order; and it is further

         ORDERED that (a) the terms and provisions of the Purchase Agreement, subject to FCC Regulatory Review and Approval, (b) the FCC Term Sheet, and (c) the terms and provisions of this Sale Order, shall be binding in all respects upon the Debtors, their equity and other interest holders, their creditors and estates, the Purchaser, and each of their respective affiliates, successors and assigns, and any affected third parties, and all entities asserting a claim against or interest in the Debtors' or their Affiliates' respective estates or any of the Rights and Interests in the Designated Licenses to be sold pursuant to the Purchase Agreement. The Purchase Agreement and the FCC Term Sheet and the transactions contemplated thereby shall be specifically performable or enforceable against, binding upon, and not subject to rejection by, any subsequently confirmed plan of reorganization or chapter 7 or chapter 11 trustee of the Debtors; and it is further

         ORDERED that the Purchase Agreement, the FCC Term Sheet and any related

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------

EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


agreements, documents or other instruments may be modified, amended or supplemented by the parties thereto in accordance with the terms thereof without further order of the Court, provided that any such modification, amendment or supplement is not material; and it is further

         ORDERED that the transfer of the Designated Licenses to the Purchaser is not subject to taxation under any state or local law imposing a stamp, transfer or similar tax in accordance with sections 1146(c) and 105 of the Bankruptcy Code. Each and every federal, state and local government agency or department is hereby directed to receive any and all documents and instruments necessary and appropriate to consummate the sale and assignment of the Rights and Interests in the Designated Licenses to the Purchaser, all without imposition and payment of any stamp tax, transfer tax or similar tax, pursuant to section 1146(c) of the Bankruptcy Code; and it is further

         ORDERED that nothing herein shall prescribe or constrain the FCC's exercise of its regulatory authority; and it is further

         ORDERED that, this Sale Order shall (i) be effective, binding and enforceable immediately upon entry, and (ii) not be stayed pursuant to Bankruptcy Rule 6004(g).

DATED: _______________, 2003

                                        -----------------------------------
                                        UNITED STATES BANKRUPTCY JUDGE

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                                    EXHIBIT G

                                     MOTION

Deborah L. Schrier-Rape                                            Hearing Date:
Texas State Bar No. 00785635                                     August 21, 2003
SCHRIER-RAPE, P.C.                                              Time: 10:30 a.m.
5929 Westgrove Drive
Dallas, Texas 75248
Telephone: (972) 818-6761
Facsimile: (972) 248-3229

CO-COUNSEL FOR THE DEBTORS

Jon L.R Dalberg
Calif. State Bar No. 128259
Jason S. Brookner (JB-6166)
ANDREWS & KURTH L.L.P.
1717 Main Street, Suite 3700
Dallas, Texas 75201
Telephone: (214) 659-4400
Facsimile: (214) 659-4401

CO-COUNSEL FOR THE DEBTORS

Paul M. Basta (PB-4344)
Michelle V. Larson
Texas State Bar No. 00796928
WEIL, GOTSHAL & MANGES LLP
200 Crescent Court, Suite 300
Dallas, Texas 75201
Telephone: (214) 746-7700
Facsimile: (212) 746-7777

SPECIAL CORPORATE COUNSEL FOR THE DEBTORS



UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK



-------------------------------------X
In re:                                      Chapter 11

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


NEXTWAVE PERSONAL                      Case No. 98 B 21529 (ASH)
COMMUNICATIONS INC., et al.,
                                       (Jointly Administered)

Debtors.
-------------------------------X

  NOTICE OF MOTION PURSUANT TO SECTIONS 105, 363 AND 1146(C) OF THE BANKRUPTCY CODE AND FEDERAL RULES OF BANKRUPTCY PROCEDURE 2002, 6004 AND 9019 FOR (A) AN
INITIAL ORDER (I) APPROVING PROPOSED BIDDING PROCEDURES FOR SUBMISSION OF HIGHER
 AND BETTER OFFERS FOR THE SALE OF THE DEBTORS' RIGHTS AND INTERESTS IN CERTAIN
   DESIGNATED LICENSES, (II) AUTHORIZING PAYMENT OF BREAK-UP FEE AND EXPENSE REIMBURSEMENT IN THE EVENT A HIGHER AND BETTER OFFER OR COMPETING PROPOSAL IS
APPROVED AND CONSUMMATED, (III) ESTABLISHING SALE AS CONTINGENT UPON APPROVAL OF
   FCC TERM SHEET, AND (IV) APPROVING FORM OF NOTICE AND SETTING HEARING AND RELATED DEADLINES WITH RESPECT TO SALE AND SETTLEMENT, AND (B) ORDER AT SALE AND
 SETTLEMENT HEARING (I) APPROVING THE TERMS AND CONDITIONS OF AN AGREEMENT FOR THE SALE OF THE DEBTORS' RIGHTS AND INTERESTS IN CERTAIN DESIGNATED LICENSES,
(II) AUTHORIZING THE SALE FREE AND CLEAR OF ALL LIENS, CLAIMS AND ENCUMBRANCES, SUBJECT ONLY TO FCC REGULATORY REVIEW AND APPROVAL AND HSR APPROVAL (III) AUTHORIZING DEBTORS TO SATISFY CERTAIN SECURED INDEBTEDNESS RELATED TO THE
  DESIGNATED LICENSES, AND (IV) APPROVING SETTLEMENT AND RELEASES BETWEEN THE DEBTORS AND THE FCC WITH RESPECT TO CLAIMS RELATED TO THE DESIGNATED LICENSES

         PLEASE TAKE NOTICE that on August 5, 2003, NextWave Personal Communications Inc. ("NPCI"), NextWave Partners Inc. ("NPI"), NextWave Power Partners Inc. ("NPPI"), NextWave Wireless Inc. ("NWI") and NextWave Telecom Inc. ("NTI"), the above-captioned debtors and debtors in possession, collectively, NPCI, NPI, NPPI, NWI, and NTI referred to hereinafter as "Debtors" or NextWave, filed their Motion (the "Motion") Pursuant to Sections 105, 363 and 1146(c) of the Bankruptcy Code and Federal Rules of Bankruptcy Procedure 2002, 6004 and 9019 for (A) an Initial Order, Approving, Among Other Things, (i) Proposed Bidding Procedures for Submission of Higher and Better Offers for the Sale of the Debtors' Rights and

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


Interests in Certain Designated Licenses, (ii) The Payment of Break-Up Fee and Expense Reimbursement in the Event a Higher and Better Offer or Competing Proposal is Approved and Consummated, (iii) The Establishment of the Sale as Contingent Upon Approval of FCC Term Sheet and (iv) The Form of Notice and Setting Hearing and Related Deadlines with respect to Sale and Settlement (collectively, the "Bidding Procedures Order"), and (B) an Order at the Sale and Settlement Hearing, Approving, Among Other Things, (i) The Terms and Conditions of an Agreement for the Sale of the Debtors' Rights and Interests in Certain Designated Licenses, (ii) The Sale Free and Clear of All Liens, Claims, and Encumbrances, subject only to (x) the FCC's regulatory powers and process with respect to transfer and disposition of the license assignment applications, including any related requests for relief under 47 C.F.R. ss.ss. 24.714 and 1.2111, and any other applicable FCC rules and regulations ("FCC Regulatory Review and Approval"), (y) if FCC Regulatory Review and Approval is granted, payment by the Purchaser of the FCC Direct Payment (as defined in the FCC Term Sheet, as defined below), and (z) approval pursuant to the Hart-Scott Rodino Act (the "HSR Approval"), and exempt under 11 U.S.C. ss. 1146(c) from any stamp, transfer, sales, recording or similar tax; (iii) The Debtors to Satisfy Certain Secured Indebtedness Related to the Designated Licenses, and (iv) The Settlement and Releases Between the Debtors and the FCC with Respect to Claims Related to the Designated Licenses (collectively, the "Sale Order"). A hearing on the Debtors' request for entry of the Bidding Procedures Order will take place before the Honorable Adlai S. Hardin, Jr., United States Bankruptcy Judge, on August 21, 2003, at 10:30a. m. (the "Hearing Date") in Room 520, United States Bankruptcy Court, Southern District of New York, 300 Quarropas Street, White Plains, New York 10601.

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


         PLEASE TAKE FURTHER NOTICE that objections to entry of the Bidding Procedures Order, if any, must state the basis for the objection and be (i) in writing and conform to the Local Bankruptcy Rules for the Southern District of New York, including General Order No. 97-421 of the Bankruptcy Court dated June 26, 1997, regarding Electronic Means for Filing, Signing and Verification of Documents, the Administrative Procedures for Electronically Filed Cases attached as an exhibit thereto, and all requirements therein applicable to the electronic filing of pleadings in the above-captioned Chapter 11 cases, (ii) filed with the Office of the Clerk, United States Bankruptcy Court for the Southern District of New York (White Plains), 300 Quarropas Street, White Plains, New York 10601, with a courtesy copy to Chambers and (iii) served upon (a) Schrier-Rape, P.C., co-counsel for the Debtors, 5929 Westgrove Drive, Dallas, Texas 75248 (Attn:
Deborah L. Schrier-Rape); (b) Andrews & Kurth L.L.P., co-counsel for the Debtors, 1717 Main Street, Suite 3700, Dallas, Texas 75201 (Attn: Jason Brookner); (c) Weil Gotshal & Manges LLP, special corporate counsel for the Debtors, 767 Fifth Avenue, New York, New York 10153 (Attn: Paul M. Basta); (d) Kasowitz, Benson, Torres & Friedman, counsel for the Committee, 1633 Broadway, 22nd Floor, New York, New York 10019 (Attn: David M. Friedman); (e) Tory's, counsel for the DIP Lender, 237 Park Avenue, New York, New York 10019 (Attn:
Emanuel Grillo); (f) Department of Justice, Assistant U.S. Attorney, Civil Division, counsel for the Federal Communications Commission, 33 Whitehall Street, 8th Floor, New York, NY 10004 (Attn: David J. Kennedy); (g) Kirkland & Ellis LLP, special counsel for the Federal Communications Commission, Aon Center, 200 East Randolph Drive, Chicago, Illinois 60601-6636 (Attn: David L. Eaton); (h) Alston & Bird LLP, counsel for the Proposed Purchaser, 1201 West Peachtree St., Atlanta, Georgia 30309-3424 (Attn: Bryan E. Davis and J. William Boone);

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


and (i) Office of the U. S. Trustee for the Southern District of New York, 33 Whitehall Street, 21st Floor, New York, New York 10004 (Attn: Pamela Lustrin), together with proof of service such that they are received no later than 5:00 p.m. on August 15, 2003 (the "Objection Date").

         PLEASE TAKE FURTHER NOTICE that if no objections to the entry of the Bidding Procedures Order are timely filed and served, the Court may grant the relief requested therein without any further notice. Should the Bidding Procedures Order be entered, subsequent notice of the Sale and Settlement Hearing (as defined in the Motion) and related deadlines will be provided.



Dated: Dallas, Texas
       August 5, 2003



                                       Respectfully submitted,

                                       SCHRIER-RAPE, P.C.


                                       By:
                                          --------------------------------------
                                          Deborah L. Schrier-Rape
                                          Texas State Bar No. 00785635
                                          5929 Westgrove Drive
                                          Dallas, Texas 75248
                                          Telephone: (972) 818-6761
                                          Facsimile: (972) 248-3229

                                       CO-COUNSEL FOR THE DEBTORS

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


Deborah L. Schrier-Rape                                            Hearing Date:
Texas State Bar No. 00785635                                     August 21, 2003
SCHRIER-RAPE, P.C.                                              Time: 10:30 a.m.
5929 Westgrove Drive
Dallas, Texas 75248
Telephone: (972) 818-6761
Facsimile: (972) 248-3229

CO-COUNSEL FOR THE DEBTORS


Jon L.R. Dalberg
Calif. State Bar No.128259
Jason S. Brookner (JB-6166)
ANDREWS & KURTH L.L.P.
1717 Main Street, Suite 3700
Dallas, Texas 75201
Telephone: (214) 659-4400
Facsimile: (214) 659-4401

CO-COUNSEL FOR THE DEBTORS

                  Paul M. Basta (PB-4344)

Michelle V. Larson
Texas State Bar No. 00796928
WEIL, GOTSHAL & MANGES LLP
200 Crescent Court, Suite 300
Dallas, Texas 75201
Telephone: (214) 746-7700
Facsimile: (212) 746-7777

SPECIAL CORPORATE COUNSEL FOR THE DEBTORS



UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK



----------------------------------x
In re:                                 Chapter 11

NEXTWAVE PERSONAL                      Case No. 98 B 21529 (ASH)
COMMUNICATIONS INC., et al.,

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54



                                       (Jointly Administered)
Debtors.
----------------------------------x

  MOTION PURSUANT TO SECTIONS 105, 363 AND 1146(C) OF THE BANKRUPTCY CODE AND FEDERAL RULES OF BANKRUPTCY PROCEDURE 2002, 6004 AND FOR (A) AN INITIAL ORDER
 (I) APPROVING PROPOSED BIDDING PROCEDURES FOR SUBMISSION OF HIGHER AND BETTER OFFERS FOR THE SALE OF THE DEBTORS' RIGHTS AND INTERESTS IN CERTAIN DESIGNATED
LICENSES, (II) AUTHORIZING PAYMENT OF BREAK-UP FEE AND EXPENSE REIMBURSEMENT IN
   THE EVENT A HIGHER AND BETTER OFFER OR COMPETING PROPOSAL IS APPROVED AND CONSUMMATED, (III) ESTABLISHING SALE AS CONTINGENT UPON APPROVAL OF FCC TERM SHEET, AND (IV) APPROVING FORM OF NOTICE AND SETTING HEARING AND RELATED DEADLINES WITH RESPECT TO SALE AND SETTLEMENT, AND (B) ORDER AT SALE AND
 SETTLEMENT HEARING (I) APPROVING THE TERMS AND CONDITIONS OF AN AGREEMENT FOR THE SALE OF THE DEBTORS' RIGHTS AND INTERESTS IN CERTAIN DESIGNATED LICENSES,
(II) AUTHORIZING THE SALE FREE AND CLEAR OF ALL LIENS, CLAIMS AND ENCUMBRANCES, SUBJECT ONLY TO FCC REGULATORY REVIEW AND APPROVAL AND HSR APPROVAL, (III) AUTHORIZING DEBTORS TO SATISFY CERTAIN SECURED INDEBTEDNESS RELATED TO THE
 DESIGNATED LICENSES, AND (IV) APPROVING SETTLEMENT AND RELEASES BETWEEN THE DEBTORS AND THE FCC WITH RESPECT TO CLAIMS RELATED TO THE DESIGNATED LICENSES

TO THE HONORABLE ADLAI S. HARDIN, JR.,
UNITED STATES BANKRUPTCY JUDGE:

         NextWave Personal Communications Inc. ("NPCI"), NextWave Partners Inc. ("NPI"), NextWave Power Partners Inc. ("NPPI"), NextWave Wireless Inc. ("NWI") (NPCI, NPI, NPPI and NWI are collectively referred to herein as the "Subsidiary Debtors") and NextWave Telecom Inc. ("NTI") (NTI and the Subsidiary Debtors are collectively referred to herein as the "Debtors" or "NextWave"), the above-captioned debtors and debtors in possession, for their Motion Pursuant to Sections 105, 363 and 1146(c) of the Bankruptcy Code and Federal Rules of Bankruptcy Procedure ("FRBP") 2002, 6004 and 9019 for (A) an Initial Order, Approving,

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


Among Other Things, (i) Proposed Bidding Procedures for Submission of Higher and Better Offers for the Sale of the Debtors' Rights and Interests in Certain Designated Licenses, (ii) The Payment of Break-Up Fee and Expense Reimbursement in the Event a Higher and Better Offer or Competing Proposal is Approved and Consummated, (iii) The Establishment of the Sale as Contingent Upon Approval of FCC Term Sheet and (iv) The Form of Notice and Setting Hearing and Related Deadlines with respect to Sale and Settlement (collectively, the "Bidding Procedures Order"), and (B) an Order at the Sale and Settlement Hearing, Approving, Among Other Things, (i) The Terms and Conditions of an Agreement for the Sale of the Debtors' Rights and Interests in Certain Designated Licenses,
(ii) The Sale Free and Clear of All Liens, Claims, and Encumbrances, subject only to (x) the FCC's regulatory powers and process with respect to transfer and disposition of the license assignment applications, including any related requests for relief under 47 C.F.R. ss.ss. 24.714 and 1.2111, and any other applicable FCC rules and regulations ("FCC Regulatory Review and Approval"), (y) if FCC Regulatory Review and Approval is granted, payment by the Purchaser of the FCC Direct Payment (as defined in the FCC Term Sheet, as defined below), and
(z) approval pursuant to the Hart-Scott Rodino Act (the "HSR Approval"), and exempt under 11 U.S.C. ss. 1146(c) from any stamp, transfer, sales, recording or similar tax; (iii) The Debtors to Satisfy Certain Secured Indebtedness Related to the Designated Licenses, and (iv) The Settlement and Releases Between the Debtors and the FCC with Respect to Claims Related to the Designated Licenses (collectively, the "Sale Order"), respectfully represent as set forth below.

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                                  JURISDICTION

    ARTICLE XII. THIS COURT HAS JURISDICTION OVER THIS MOTION PURSUANT TO 28 U.S.C. SS.SS. 157 AND 1334 AND THE STANDING ORDER OF REFERRAL OF CASES TO
 BANKRUPTCY COURT JUDGES OF THE DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, DATED JULY 10, 1984 (WARD, ACTING C.J.). CONSIDERATION OF THIS MOTION IS A
  CORE PROCEEDING PURSUANT TO 28 U.S.C. SS. 157(B)(2). VENUE IS PROPER IN THIS
              DISTRICT PURSUANT TO 28 U.S.C. SS.SS. 1408 AND 1049.

                                  INTRODUCTION

 ARTICLE XIII. ON JUNE 8, 1998, EACH OF THE SUBSIDIARY DEBTORS FILED WITH THIS COURT VOLUNTARY PETITIONS FOR RELIEF UNDER CHAPTER 11 OF THE BANKRUPTCY CODE. ON
   DECEMBER 23, 1998, NTI JOINED THE SUBSIDIARY DEBTORS BY FILING A VOLUNTARY PETITION FOR RELIEF UNDER CHAPTER 11. PURSUANT TO SECTIONS 1107(A) AND 1108 OF
  THE BANKRUPTCY CODE, THE DEBTORS ARE OPERATING THEIR BUSINESSES AND MANAGING THEIR PROPERTIES AS DEBTORS-IN-POSSESSION. THE DEBTORS' CASES ARE BEING JOINTLY
                                 ADMINISTERED.

ARTICLE XIV. AN OFFICIAL COMMITTEE OF UNSECURED CREDITORS (THE "COMMITTEE") WAS APPOINTED ON JUNE 25, 1998 PURSUANT TO SECTION 1102 OF THE BANKRUPTCY CODE. ON
   FEBRUARY 25, 1999, THE COMMITTEE MEMBERSHIP WAS AMENDED AS A RESULT OF THE FILING OF NTI'S CHAPTER 11 PETITION. THE COMMITTEE MEMBERSHIP WAS FURTHER
                         AMENDED ON FEBRUARY 14, 2001.

                                   BACKGROUND

   ARTICLE XV. NEXTWAVE WAS FORMED IN MAY 1995 TO BUILD AND OPERATE PERSONAL COMMUNICATIONS SERVICES ("PCS") SYSTEMS IN GEOGRAPHICAL AREAS REFERRED TO AS
              BASIC TRADING AREAS ("BTAS") ON A NATIONWIDE BASIS.

     ARTICLE XVI. NPCI participated in an auction conducted by the Federal Communications Commission (the "FCC") for C-Block PCS licenses and was ultimately declared the high bidder for C-Block PCS licenses covering 63 BTAs.
   Thereafter, NPPI participated in the FCC's auction of D, E and F-Block PCS licenses and was declared the high bidder for D, E and F-Block PCS licenses covering 32 additional BTAs (collectively, NextWave's 95 C, D, E and F-Block licenses are referred to hereinafter as the "Licenses"). NextWave's licensed service area

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


   IS NATIONAL IN SCOPE AND INCLUDES MOST OF THE TOP 30 METROPOLITAN MARKETS.

   ARTICLE XVII. UPON ISSUANCE OF THEIR LICENSES IN EARLY 1997, NPCI AND NPPI EXECUTED INDIVIDUAL PROMISSORY NOTES AND SECURITY AGREEMENTS IN FAVOR OF THE FCC
                WITH RESPECT TO EACH C AND F-BLOCK PCS LICENSE.

 ARTICLE XVIII. THROUGHOUT THE BANKRUPTCY CASES, NEXTWAVE HAS WORKED TOWARD THE GOAL OF PROVIDING WHOLESALE WIRELESS TELECOMMUNICATION SERVICES ON A NATIONWIDE
 BASIS, AND ON SEVERAL OCCASIONS HAS SOUGHT TO CONFIRM A PLAN OF REORGANIZATION
   PROVIDING SIGNIFICANT PRESENT AND FUTURE VALUE TO ITS CREDITORS AND EQUITY INTEREST HOLDERS - MANY OF WHOM INVESTED MONEY OR SERVICES IN NEXTWAVE IN 1996 AND 1997. LITIGATION BETWEEN NEXTWAVE AND THE FCC ENSUED AFTER COMMENCEMENT OF
    THE BANKRUPTCY PROCEEDINGS AND THE REORGANIZATION PLANS DID NOT PROCEED.

ARTICLE XIX. FOLLOWING THE ISSUANCE OF THE UNITED STATES SUPREME COURT'S OPINION IN THE CASE OF FEDERAL COMMUNICATIONS COMMISSION V. NEXTWAVE PERSONAL
  COMMUNICATIONS INC., 537 U.S. 293, 123 S. CT. 832 (2003) (THE "SUPREME COURT
    OPINION") NEXTWAVE BEGAN ACTIVELY EVALUATING ALL REASONABLE OPTIONS AND OPPORTUNITIES FOR REORGANIZATION THAT MAXIMIZE VALUE FOR CREDITORS AND EQUITY
HOLDERS. THE DEBTORS HAVE EXPLORED MULTIPLE ALTERNATIVES IN PARALLEL, INCLUDING
  RESTRUCTURING AS A GOING CONCERN UTILIZING ALL OR SOME OF THEIR LICENSES, AS WELL AS OPPORTUNITIES DESIGNED TO OPTIMIZE THE USAGE AND DISPOSITION OF THEIR
    SPECTRUM ASSETS. THE DEBTORS AND THEIR INVESTMENT BANKERS AND FINANCIAL
      ADVISORS, UBS WARBURG ("UBS"), HAVE ALSO ENGAGED IN DISCUSSIONS WITH TELECOMMUNICATIONS CARRIERS WHO WERE BIDDERS IN AUCTION 35 THAT HAVE EXPRESSED
   AN INTEREST IN EITHER ACQUIRING CERTAIN OF THE LICENSES OR ENTERING INTO A
                 VENTURE OR OTHER TRANSACTION WITH THE DEBTORS.

   ARTICLE XX. THE DEBTORS HAVE AN OUTSTANDING DEBTOR-IN-POSSESSION LOAN (THE "EXISTING DIP LOAN") IN THE PRINCIPAL AMOUNT OF $200 MILLION. THE EXISTING DIP
  LOAN WAS SET TO MATURE ON JULY 30, 2003. THE DEBTORS ARE NEGOTIATING A SHORT
   EXTENSION THEREOF WITH THE DIP LENDER, AND ARE ALSO EXPLORING A POTENTIAL REFINANCING (THE EXISTING DIP LOAN OR ANY REPLACEMENT DEBTOR-IN-POSSESSION LOAN APPROVED BY THE BANKRUPTCY COURT ARE HEREINAFTER REFERRED TO AS THE "DIP LOAN").
   THE EXISTING DIP LOAN IS SECURED BY LIENS ON THE LICENSES OR THE PROCEEDS THEREOF. THE FCC HAS ALSO ASSERTED LIENS ON THE LICENSES. THE ACTUAL AMOUNT OF
                THE FCC'S CLAIM(S) AGAINST THE ESTATES OVERALL,

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


    AND AGAINST THE DESIGNATED LICENSES (AS DEFINED BELOW) HAS NOT YET BEEN DETERMINED. THE DEBTORS AND THE FCC ARE SEEKING TO CONSENSUALLY RESOLVE THE TOTAL AMOUNT OF THE FCC'S CLAIMS AGAINST THE ESTATES, AS WELL AS CLAIMS THE
                   DEBTORS BELIEVE THEY HAVE AGAINST THE FCC.


ARTICLE XXI. AFTER CONSULTATION WITH THE COMMITTEE, THE DEBTORS' DIP LENDER, AND THE FCC, THE DEBTORS DETERMINED THAT A SALE OF ALL OF THEIR RIGHTS AND INTERESTS
    IN CERTAIN OF THEIR LICENSES (THE "DESIGNATED LICENSES"(1) ON THE TERMS DISCUSSED HEREIN OR ON SUCH HIGHER AND BETTER TERMS AS MAY BE OFFERED AT AN
 AUCTION TO BE CONDUCTED IN ACCORDANCE WITH THE BIDDING PROCEDURES (AS DEFINED BELOW) (THE "PROPOSED SALE"), IS IN THE BEST INTEREST OF THE DEBTORS' ESTATES AND WILL MAXIMIZE VALUE FOR CREDITORS AND EQUITY HOLDERS. IN CONJUNCTION WITH
  NEGOTIATING THE PROPOSED SALE, THE DEBTORS WORKED WITH THE FCC TO DEVELOP AN APPROACH THAT WOULD ALLOW THE PROPOSED SALE TO PROCEED, SUBJECT TO REGULATORY
APPROVAL, WHILE THE DEBTORS AND THE FCC CONTINUE TO WORK TOWARD A COMPREHENSIVE
 RESOLUTION OF THE ISSUES BETWEEN THEM. THE DEBTORS BELIEVE THAT THE RESOLUTION
    REACHED WITH THE FCC, APPROVAL OF WHICH IS SOUGHT HEREBY, IS IN THE BEST
                          INTERESTS OF THEIR ESTATES.


ARTICLE XXII. THE PROPOSED SALE DOES NOT FORECLOSE ALTERNATIVES WITH RESPECT TO SALE OR USE OF THE DEBTORS' REMAINING LICENSES, NOR DOES IT PRECLUDE THE
DEBTORS' REORGANIZATION. THE TRANSACTION PROPOSED HEREIN PRESERVES THE DEBTORS'
 ABILITY TO REORGANIZE THEIR BUSINESS USING THEIR REMAINING LICENSES AND/OR TO MOVE TO SELL ADDITIONAL LICENSES AT A LATER DATE AND BY SEPARATE MOTION, AND TO
    TAKE WHATEVER OTHER ACTIONS ARE ULTIMATELY DETERMINED TO BE IN THE BEST INTERESTS OF THE DEBTORS' ESTATES AND THAT WILL MAXIMIZE VALUE FOR ALL OF THEIR
                         CREDITORS AND EQUITY HOLDERS.

                               REQUEST FOR RELIEF

 ARTICLE XXIII. THE DEBTORS HEREBY REQUEST AUTHORITY PURSUANT TO SECTIONS 105, 363 AND 1146 OF THE BANKRUPTCY CODE, TO SELL ALL OF THEIR RIGHTS AND INTERESTS
IN THE DESIGNATED LICENSES, FREE AND CLEAR OF ALL LIENS, CLAIMS AND ENCUMBRANCES (THE "SALE") TO CINGULAR WIRELESS LLC (THE "PROPOSED PURCHASER"), SUBJECT TO FCC
                             REGULATORY REVIEW AND

---------------
(1) A list of the Designated Licenses is attached as Exhibit A to the Agreement (as defined below), which is attached to this Motion as Exhibit A.

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


  APPROVAL BEING GRANTED, PAYMENT BY THE PROPOSED PURCHASER OF THE FCC DIRECT PAYMENT AND HSR APPROVAL, PURSUANT TO THAT CERTAIN PURCHASE AGREEMENT FOR THE
  SALE OF ALL OF THE DEBTORS' RIGHTS AND INTERESTS IN THE DESIGNATED LICENSES DATED AS OF AUGUST 4, 2003, A COPY OF WHICH IS ANNEXED HERETO AS EXHIBIT "A"
     (THE "AGREEMENT"), AND SUBJECT TO HIGHER AND BETTER OFFERS OBTAINED IN ACCORDANCE WITH THE SALE PROCEDURES PROPOSED HEREIN.(2) TO FACILITATE THE
   TRANSFER OF THE DESIGNATED LICENSES, THE DEBTORS ARE CONCURRENTLY SEEKING APPROVAL, PURSUANT TO FRBP 9019, TO RESOLVE THE AMOUNT OF THE FCC'S CLAIMS WITH
 RESPECT TO THE DESIGNATED LICENSES (THE "FCC DESIGNATED LICENSE CLAIMS"), AND ANY CLAIMS THE DEBTORS MAY HAVE AGAINST THE FCC WITH RESPECT TO THE DESIGNATED LICENSES, AS PROVIDED FOR IN THE TERM SHEET BETWEEN THE DEBTORS AND THE FCC, A
   COPY OF WHICH IS ATTACHED HERETO AS EXHIBIT B (THE "FCC TERM SHEET"). THE AGREEMENT AND THE FCC TERM SHEET CONTEMPLATE PAYMENT OF THE FCC DESIGNATED
    LICENSE CLAIMS THROUGH THE FCC DIRECT PAYMENT, AND THE DIP LOAN FROM THE REMAINING PROCEEDS OF THE SALE. THE RESOLUTION OF THE CLAIMS OF THE FCC AND THE
  DEBTORS AGAINST EACH OTHER WITH RESPECT TO CLAIMS RELATED TO THE DESIGNATED LICENSES FURTHER CONTEMPLATES THAT THE FCC AND THE DEBTORS WILL EACH RECEIVE
LIMITED RELEASES OF SUCH DESIGNATED LICENSE CLAIMS FROM EACH OTHER AND FROM ALL CREDITORS AND SHAREHOLDERS OF THE DEBTORS. PROCEEDING WITH THE PROPOSED SALE IS CONTINGENT UPON APPROVAL OF THE FCC TERM SHEET. IN ADDITION, THE FCC TERM SHEET
 IS SUBJECT TO APPROVAL OF THE UNITED STATES DEPARTMENT OF JUSTICE (THE "DOJ"). IF THE DOJ HAS NOT APPROVED THE FCC TERM SHEET BY THE INITIAL HEARING DATE SET
FOR THIS MOTION, THE HEARING ON THE MOTION WILL BE CONTINUED IF THERE IS BEEN NO
   DECISION BY THE DOJ BY SUCH DATE, OR IF SUCH APPROVAL WAS NOT OBTAINED THE
                  MOTION WILL BE WITHDRAWN WITHOUT PREJUDICE.

 ARTICLE XXIV. BY THIS MOTION, THE DEBTORS SEEK ENTRY OF THE FOLLOWING ORDERS:

         1. Bidding Procedures Order:

         An order, the proposed form of which is annexed hereto as Exhibit "C" (the "Bidding Procedures Order"), (i) establishing procedures for the submission and consideration of

---------------
(2) As this Court has recognized, "highest" does not necessarily mean "best." In re Brakalis, 220 B.R. 525, 533 (Bankr. S.D. N.Y. 1998). "[A
         debtor's] duty to maximize the return to a bankruptcy estate often does not require recommendation of the highest monetary bid." Id. (citing In re Gil-Bern Indus., Inc., 526 F.2d 627, 629 (1st Cir. 1975)) As such, nothing herein, including any reference to "highest and best" offer, shall be construed to limit the Debtors' business judgment as it pertains to selecting the bid, of which the Debtors will seek Court approval.

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


competing offers to purchase the Designated Licenses (the "Bidding Procedures") at an auction (the "Auction" ); (ii) approving the break-up fee and expense reimbursement arrangement with the Proposed Purchaser pursuant to which the Debtors would pay the Proposed Purchaser 1.5% of Purchase Price (as hereinafter defined) on the terms set forth in the Agreement (including the sources of payment set forth therein), in the event that the hearing on this Motion leads to approval and then consummation of a higher or better offer or a Competing Proposal is consummated; (iii) establishing the sale as contingent upon approval of FCC Term Sheet; and (iv) approving the proposed form and manner of notice of auction and sale hearing (the "Notice of Auction and Sale Hearing"), a copy of which is attached hereto as Exhibit "D".

         2. Sale Order:

         An order, the proposed form of which is annexed hereto as Exhibit "E" (the "Sale Order") following the Sale, approving (i) the sale/transfer of the Debtors rights and interests in the Designated Licenses to the Proposed Purchaser (or to such other party that is determined by the Debtors, after consultation with the Committee, the FCC and the DIP Lender, following the conclusion of the Auction to have submitted the highest and best offer), free and clear of liens, claims and Encumbrances (as defined in the Agreement), subject to FCC Regulatory Review and Approval being granted, payment by the Purchaser of the FCC Direct Payment and HSR Approval, (ii) the payment of the DIP Loan and the FCC Designated License Claims, and the Indemnity Escrow Amount (as defined in the Agreement), and (iii) the FCC Term Sheet.

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                         SALE OF THE DESIGNATED LICENSES

    ARTICLE XXV. FOR THE PAST SEVERAL MONTHS, THE DEBTORS AND THEIR VARIOUS CONSTITUENCIES HAVE BEEN EVALUATING ALL REASONABLE RESTRUCTURING ALTERNATIVES IN
   ORDER TO MAXIMIZE THE VALUE OF THE ESTATES. THROUGHOUT THIS TIME PERIOD, A NUMBER OF PARTIES EXPRESSED INTEREST IN ACQUIRING CERTAIN OF THE DEBTORS'
 LICENSES. FOLLOWING DISCUSSIONS WITH VARIOUS TELECOMMUNICATIONS CARRIERS, WITH
  INPUT FROM THE COMMITTEE AND THE DIP LENDER, THE DEBTORS DETERMINED THAT THE OFFER OF THE PROPOSED PURCHASER REPRESENTED THE HIGHEST AND BEST OFFER FOR THE DESIGNATED LICENSES. AFTER SEVERAL MONTHS OF NEGOTIATIONS, ON AUGUST 4, 2003,
       THE DEBTORS AND THE PROPOSED PURCHASER ENTERED INTO THE AGREEMENT.

  ARTICLE XXVI. THE AGREEMENT, WHICH IS SUBJECT TO BANKRUPTCY COURT APPROVAL, PROVIDES FOR THE SALE AND TRANSFER OF THE DEBTORS' RIGHTS AND INTERESTS IN THE
               DESIGNATED LICENSES ON THE TERMS SET FORTH BELOW.

      ARTICLE XXVII. THE PRINCIPAL TERMS OF THE AGREEMENT ARE AS FOLLOWS:(3)

                  - Purchase Price: The Proposed Purchaser shall purchase from the respective license-holding subsidiary debtors, NPCI or NPPI, the Designated Licenses, free and clear of all Encumbrances, for cash consideration of $ 1.40 billion (the "Purchase Price").

                  - Closing Date: The closing shall occur as soon as practicable after (i) receipt of Bankruptcy Court approval of the Agreement, by Final Order; (ii) HSR Approval; and (iii) FCC Regulatory Review and Approval, by Final Commission Order, of the transfer of the Designated Licenses (the "Closing Date").

                  - Debtors' Rights and Interests in Designated Licenses to be Sold: Debtors' rights and interests in the thirty-four (34) Licenses (some of which are 10 or 20 MHz of 30 MHz C Block Licenses held by NPCI) listed on Exhibit A to the Agreement are to be sold.

                  - Warranty: The Debtors' rights and interests in the Designated Licenses are being sold with only those representations, warranties and indemnifications as set forth in the Agreement and the FCC Term Sheet.

---------------
(3) This summary is qualified in its entirety by reference to the provisions of the Agreement and the Bidding Procedures. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Agreement.

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                  - Closing Conditions: Closing is subject to Bankruptcy Court approval by Final Order, FCC Regulatory Review and Approval being granted by Final Order, HSR Approval, approval of the FCC Term Sheet by the Bankruptcy Court without modification and other conditions set forth in the Agreement.

                  - Bidding Procedures: The Agreement provides that the Debtors shall file and diligently prosecute a motion seeking entry of an order (the "Bidding Procedures Order") of the Bankruptcy Court approving certain bidding protections (the "Bidding Procedures") for the Proposed Purchaser, including a payment of a break-up fee of 1.5% of the Purchase Price (the "Break-up Fee") to the Proposed Purchaser out of the proceeds of a Winning Bid or Competing Proposal if a Winning Bid or Competing Proposal is approved and consummated; setting a deadline for the submission of Qualified Bids; setting an initial minimum overbid requirement of the Purchase Price plus the Break-up Fee, plus $40 million or $1.461 billion (the "Overbid Threshold"); fixing subsequent bidding increments of not less than $10 million; and other customary bid protections. The Bidding Procedures Order must be entered no later than August 29, 2003. The Sale Order must be entered no later than October 17, 2003. If the Debtors do not obtain the requisite orders prior to the stated deadlines, either the Proposed Purchaser or the Debtors may terminate the Agreement. A full copy of the proposed Bidding Procedures is attached hereto as Exhibit "F."

                  - Satisfaction of Claims: The Agreement contemplates the payment of (i) the FCC Designated License Claims through the FCC Direct Payment and (ii) the DIP Loan.

                                    AUTHORITY

                  27.1     Sale or Use of Assets Out of the Ordinary Course.

 ARTICLE XXVIII. SECTION 363(B)(1) OF THE BANKRUPTCY CODE PROVIDES THAT "[T]HE TRUSTEE, AFTER NOTICE AND A HEARING, MAY USE, SELL OR LEASE, OTHER THAN IN THE ORDINARY COURSE OF BUSINESS, PROPERTY OF THE ESTATE." 11 U.S.C. SS. 363(B)(1).
 SECTION 363(B), HOWEVER, DOES NOT PROVIDE AN EXPRESS STANDARD FOR DETERMINING WHETHER THE COURT SHOULD APPROVE ANY PARTICULAR PURCHASE OR SALE. RATHER, THE "ARTICULATED BUSINESS JUSTIFICATION" STANDARD HAS BEEN USED BY COURTS FOR SALE TRANSACTIONS OF ASSETS OUTSIDE THE ORDINARY COURSE OF BUSINESS. THIS STANDARD,
           FIRST ENUNCIATED BY THE SECOND CIRCUIT COURT OF APPEALS IN

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


     THE LIONEL CASE, HAS ESSENTIALLY BECOME THE GUIDEPOST FOR ASSET SALES:

         The history surrounding the enactment in 1978 of current Chapter 11 and the logic underlying it buttress our conclusion that there must be some articulated business justification, other than appeasement of major creditors, for using, selling or leasing property out of the ordinary course of business before the bankruptcy judge may order such disposition under section 363(b).

                                       ***

         The rule we adopt requires that a judge determining a ss.363(b) application expressly find from the evidence presented before him at the hearing a good business reason to grant such an application.

                  In re Lionel Corp., 722 F.2d 1063, 1070-71 (2d Cir. 1983). See
also In re Gucci, 126 F.3d 380, 387 (2d Cir. 1997); In re Continental Airlines, Inc., 780 F.2d 1223, 1226 (5th Cir. 1986) (adopting Lionel standard); Stephens Indus., Inc. v. McClung, 789 F.2d 386, 390 (6th Cir. 1986) (same); In re Montgomery Ward Holding Co., 242 B.R. 147, 153-55 (D. Del. 1999); In re Ionosphere Clubs, Inc., 184 B.R. 648, 653 (S.D. N.Y. 1995); In re Delaware & Hudson Rwy. Co., 124 B.R. 169, 176 (D. Del. 1991); In re Crowthers McCall Pattern, Inc., 114 B.R. 877, 886-90 (Bankr. S.D. N.Y. 1990) (applying Lionel factors).

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


 ARTICLE XXIX. IT HAS GENERALLY BEEN DETERMINED AND ACCEPTED THAT A SALE OUT OF THE ORDINARY COURSE OF BUSINESS PURSUANT TO SECTION 363(B)(1) OF THE BANKRUPTCY
  CODE WILL BE APPROVED IF (I) THE SALE IS SUPPORTED BY THE DEBTOR'S BUSINESS
    JUDGMENT, (II) THE SALE PRICE IS FAIR AND REASONABLE, (III) ADEQUATE AND REASONABLE NOTICE HAS BEEN PROVIDED, AND (IV) THE TRANSFER IS MADE IN GOOD FAITH. IN RE APEX OIL CO., 92 B.R. 847, 866 (BANKR. E.D. MO. 1988) (CITING
 CASES); IN RE PHOENIX STEEL CORP., 82 B.R. 334, 335-36 (BANKR. D. DEL. 1987).

ARTICLE XXX. A COURT SHOULD NOT SECOND-GUESS A DEBTOR'S BUSINESS JUDGMENT UNLESS THE JUDGMENT IS CLEARLY ERRONEOUS, TOO SPECULATIVE OR CONTRARY TO THE PROVISIONS OF THE BANKRUPTCY CODE. "MORE EXACTING SCRUTINY WOULD SLOW THE ADMINISTRATION OF THE DEBTOR'S ESTATE AND INCREASE ITS COST, INTERFERE WITH THE BANKRUPTCY CODE'S PROVISION FOR PRIVATE CONTROL OF ADMINISTRATION OF THE ESTATE, AND THREATEN THE COURT'S ABILITY TO CONTROL A CASE IMPARTIALLY." RICHMOND LEASING CO. V. CAPITAL
                BANK, N.A., 762 F.2D 1303, 1311 (5TH CIR. 1985).

  ARTICLE XXXI. SUBJECT TO COMPLIANCE WITH THE BIDDING PROCEDURES, THE DEBTORS RESPECTFULLY SUBMIT THAT THESE ELEMENTS HAVE ALL BEEN SATISFIED IN THE INSTANT
                                     CASE.

                  31.1     Business Judgment, Sale Price and Good Faith.

  ARTICLE XXXII. THE DECISION TO SELL THE DEBTORS' RIGHTS AND INTERESTS IN THE DESIGNATED LICENSES IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE AGREEMENT
   WAS MADE THROUGH AN EXERCISE OF THE DEBTORS' SOUND BUSINESS JUDGMENT. THE DEBTORS HAVE DETERMINED, AS A RESULT OF THEIR ASSET VALUE MAXIMIZATION EFFORTS AND THEIR REORGANIZATION RESTRUCTURING GOALS, THAT THE CONTINUED OPERATION AND
HOLDING OF THE DESIGNATED LICENSES IS NOT NECESSARY FOR THE DEBTORS TO COMPLETE THEIR REORGANIZATION. BY SELLING THEIR INTEREST IN THE DESIGNATED LICENSES, THE
  DEBTORS WILL GENERATE CASH SUFFICIENT TO SATISFY THE FCC DESIGNATED LICENSE CLAIMS AND THE DIP LOAN, WHILE LEAVING MORE THAN $460 MILLION IN THE DEBTORS'
    ESTATES WHICH CAN BE DEVOTED TO THEIR REORGANIZATION. THE PURCHASE PRICE PROVIDED IN THE AGREEMENT REPRESENTS THE BEST OFFER RECEIVED BY THE DEBTORS TO DATE. THE DEBTORS BELIEVE THAT THE PURCHASE PRICE REPRESENTS FAIR MARKET VALUE FOR THE DESIGNATED LICENSES AND THAT THE AGREEMENT IS THE CULMINATION OF GOOD
FAITH, ARMS' LENGTH NEGOTIATIONS BETWEEN THE DEBTORS AND PROPOSED PURCHASER AND
  IS NOT IN VIOLATION OF SECTION 363(N) OF THE BANKRUPTCY CODE. THEREFORE, THE
                                 PROPOSED SALE

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


  OF THE DESIGNATED LICENSES IS WELL WITHIN THE SOUND BUSINESS JUDGMENT OF THE
                                    DEBTORS.

   ARTICLE XXXIII. ACCORDINGLY, THE DEBTORS RESPECTFULLY SUBMIT THAT, FOR THE REASONS STATED ABOVE, THE COURT SHOULD AUTHORIZE THE PROPOSED SALE OF THE
DESIGNATED LICENSES IN ACCORDANCE WITH THE BIDDING PROCEDURES AND THE AGREEMENT.
 IN ADDITION, THE DEBTORS RESPECTFULLY SUBMIT THAT THE PROPOSED PURCHASER IS A PURCHASER IN GOOD FAITH AS SUCH TERM IS USED IN SECTION 363(M) OF THE BANKRUPTCY
                                     CODE.

                  33.1     Sale Free and Clear.

ARTICLE XXXIV. THE DEBTORS REQUEST THAT THE DEBTORS' RIGHTS AND INTERESTS IN THE DESIGNATED LICENSES BE SOLD, PURSUANT TO SECTION 363(F) OF THE BANKRUPTCY CODE,
 FREE AND CLEAR OF ALL ENCUMBRANCES (AS DEFINED IN THE AGREEMENT), SUBJECT ONLY TO FCC REGULATORY REVIEW AND APPROVAL, PAYMENT BY THE PROPOSED PURCHASER OF THE
 FCC DIRECT PAYMENT, AND HSR APPROVAL, WITH SUCH ENCUMBRANCES (OTHER THAN THOSE ENCUMBRANCES ASSERTED BY THE DIP LENDER AND THE FCC WHICH ARE TO BE SATISFIED IN FULL, (A) IN THE CASE OF THE FCC, UPON FCC REGULATORY REVIEW AND APPROVAL BEING
 GRANTED AND PAYMENT BY THE PURCHASER OF THE FCC DIRECT PAYMENT, AND (B) IN THE CASE OF THE DIP LENDERS OR THE REPLACEMENT DIP LENDERS, FROM THE SALE PROCEEDS),
  IF ANY, TO BE TRANSFERRED AND ATTACHED TO THE NET PROCEEDS OBTAINED FOR THE
      DESIGNATED LICENSES WITH THE SAME VALIDITY, PRIORITY AND EFFECT SUCH ENCUMBRANCES HAD UPON THE DESIGNATED LICENSES IMMEDIATELY PRIOR TO THE TRANSFER OF ALL OF THE DEBTORS' RIGHTS AND INTERESTS IN THEM, SUBJECT TO FURTHER ORDER OF
                                   THE COURT.

 ARTICLE XXXV. PURSUANT TO SECTION 363(F) OF THE BANKRUPTCY CODE, A DEBTOR MAY SELL PROPERTY FREE AND CLEAR OF LIENS, IF ONE OF THE FOLLOWING CONDITIONS IS
                                   SATISFIED:

                  (1) applicable nonbankruptcy law permits sale of such property free and clear of such interest;

                  (2)      such entity consents;

                  (3) such interest is a lien and the price at which such property is to be sold is greater than the aggregate value of all liens on such property;

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                  (4)      such interest is in bona fide dispute; or

                  (5) such entity could be compelled, in a legal or equitable proceeding, to accept a money satisfaction of such interests.

                  11 U.S.C. ss. 363(f). The Debtors submit that the requirements set forth in Section 363(f) of the Bankruptcy Code are satisfied and, therefore, the Court is authorized to grant the relief requested.

                  35.1     Transfer Taxes.

         Section 1146(c) of the Bankruptcy Code provides that:

                  [t]he issuance, transfer, or exchange of a security, or the making or delivery of an instrument of transfer under a plan confirmed under section 1129 of this title, may not be taxed under any law imposing a stamp or similar tax.

                  11 U.S.C. ss. 1146(c). Section 105(a) of the Bankruptcy Code provides that:

                  [t]he court may issue any order, process or judgment that is necessary or appropriate to carry out the provisions of this title. No provisions of this title providing for the raising of an issue by a party in interest shall be construed to preclude the court from sua sponte, taking any action or making any determination necessary or appropriate to enforce or implement court orders or rules, or to prevent an abuse of process.

                  11 U.S.C. ss. 105(a).

   ARTICLE XXXVI. CONSISTENT WITH SECTION 105(A) OF THE BANKRUPTCY CODE, THE EXEMPTION FROM "STAMP OR SIMILAR TAXES" PROVIDED UNDER SECTION 1146(C) OF THE
  BANKRUPTCY CODE, HAS BEEN BROADLY CONSTRUED BY BANKRUPTCY COURTS TO INCLUDE ASSET SALES AND TRANSFERS THAT OCCUR PRIOR TO CONFIRMATION OF A CHAPTER 11 PLAN.
 THE TERM "STAMP OR SIMILAR TAXES" INCLUDES TRANSFER TAXES. SEE IN RE 995 FIFTH
    AVENUE ASSOCS., 963 F.2D 503, 501-11 (2D CIR. 1992). CONSISTENT WITH THE FOREGOING, THE DEBTORS REQUEST THE SALE CONTEMPLATED BY THE AGREEMENT BE EXEMPT
       FROM TRANSFER TAXES UNDER SECTION 1146(C) OF THE BANKRUPTCY CODE.

                  36.1 Satisfaction of Indebtedness Related to the Designated Licenses.

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


  ARTICLE XXXVII. SECTION 105(A) OF THE BANKRUPTCY CODE EMPOWERS THE COURT TO "[I]SSUE ANY ORDER, PROCESS OR JUDGMENT THAT IS NECESSARY OR APPROPRIATE TO
 CARRY OUT THE PROVISIONS OF [TITLE 11]." 11 U.S.C. SS. 105. UNDER SECTION 105,
  THE COURT CAN PERMIT PRE-PLAN PAYMENT OF A PREPETITION OBLIGATION. ALTHOUGH CERTAIN COURTS HAVE FOUND THAT SECTION 105 "MAY NOT BE USED AS A VEHICLE TO DISCRIMINATE AMONG PRIORITY CLAIMS WHEN THERE IS NO COMPELLING BUSINESS NEED FOR SUCH DISCRIMINATION," IN RE NVR L.P., 147 B.R. 126, 127 (BANKR. E.D. VA.
      1992), SUCH ARGUMENT IS NOT APPLICABLE TO THE INSTANT CASE IN WHICH
    SECTION 507 DOES NOT TRULY ADDRESS PRIORITIES OF PAYMENT WITH REGARD TO SECURED CLAIMS. AS THE COURT STATED IN IN RE CHATEAUGAY CORP., 80 B.R.
                           279, 287 (S.D. N.Y. 1987):

         A rigid application of the priorities of ss. 507 would be inconsistent with the fundamental purpose of reorganization and of the Act's grant of equity powers to bankruptcy courts, which is to create a flexible mechanism that will permit the greatest likelihood of survival of the debtor and payment of creditors in full or at least proportionately. The Supreme Court has emphasized the special nature of reorganization proceedings.

                  It is a special proceeding which seeks
                  only to bring about a reorganization, if a satisfactory plan to that end can be devised and to prevent the attainment of that object is to defeat the very end the accomplishment of which was the sole aim of the section, and thereby to render its provisions futile.

                  (citing Continental Illinois Nat'l Bank & Trust Co. v. Chicago, Rock Island & Pacific Hwy., 294 U.S. 648, 676 (1935)).

  ARTICLE XXXVIII. THE DEBTORS SEEK HEREIN TO HAVE THE FCC DESIGNATED LICENSE CLAIMS PAID THROUGH THE FCC DIRECT PAYMENT AND THE DIP LOAN PAID FROM THE
REMAINING PROCEEDS OF THE PROPOSED SALE. THE DEBTORS SUBMIT THAT THE PAYMENT OF SUCH INDEBTEDNESS IS APPROPRIATE IN THIS CASE AS THE DIP LENDER AND THE FCC EACH
  CLAIM LIENS ON ALL THE DESIGNATED LICENSES AND SUCH LIENS, IF ALLOWED, WOULD
            FOLLOW THE PROCEEDS FROM THE PROPOSED SALE IN ANY EVENT.

                  38.1     Bidding Procedures.

 ARTICLE XXXIX. THE PURPOSE OF ESTABLISHING BIDDING PROCEDURES IS TO FACILITATE AN OPEN AND FAIR SALE IN AN EFFORT TO MAXIMIZE THE VALUE FOR THE ESTATE. IN RE EDWARDS, 228 B.R. 552, 561 (BANKR. E.D. PA. 1998). FURTHER, BIDDING PROCEDURES
                     PROPOSED BY A DEBTOR-IN-POSSESSION ARE

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


ENTITLED TO RESPECT AND DEFERENCE FROM A COURT, SO LONG AS THE BURDEN OF GIVING SOUND BUSINESS REASONS IS MET. IN RE OFFICIAL COMM. OF SUBORDINATED BONDHOLDERS
 V. INTEGRATED RESOURCES, INC., 147 B.R. 650, 656 (S.D. N.Y. 1992); IN RE GULF STATES STEEL, INC. OF ALA., 285 B.R. 497, 514 (BANKR. N.D. ALA. 2002).

  ARTICLE XL. THE AGREEMENT PROVIDES THAT THE PROPOSED SALE OF THE DESIGNATED LICENSES WILL BE SUBJECT TO BANKRUPTCY COURT APPROVAL. THE DEBTORS SEEK APPROVAL
  TO SELL THEIR INTEREST IN THE DESIGNATED LICENSES TO THE PROPOSED PURCHASER PURSUANT TO THE TERMS OF THE AGREEMENT, SUBJECT TO HIGHER AND BETTER OFFERS. IN
     CONTEMPLATION OF THIS MOTION, THE AGREEMENT SPECIFIES CERTAIN BIDDING PROCEDURES, WHICH ARE SUMMARIZED BELOW AND SET FORTH IN FULL IN EXHIBIT "F"
                                    HERETO.

  ARTICLE XLI. SPECIFICALLY, THE DEBTORS PROPOSE THAT BIDS FOR THE DESIGNATED
               LICENSES BE GOVERNED BY THE FOLLOWING PROCEDURES:

                  - Any party wishing to conduct due diligence on the Designated Licenses may do so upon execution of a confidentiality agreement in the form attached hereto as Exhibit "G".

                  - Any Qualified Bidder (as defined in the Bidding Procedures) desiring to submit a bid (a "Bid") for the Designated Licenses at the Auction, must deliver, in writing, its Bid to the Debtors' through their undersigned counsel and financial advisor at their respective specified addresses such that the Bid is actually received by each of the foregoing persons not later than 12:00 p.m. (Eastern time) on September 15, 2003 (the "Bid Deadline").

                  - To be considered, a "Bid" must consist of the following:

                  - The Qualified Bidder offers to purchase the Debtors' rights and interests in the Designated Licenses upon the terms and conditions set forth in the form of the Agreement, marked to show changes to the Agreement, including price;

                  - The Qualified Bidder's offer is irrevocable until the earlier of the closing of the Sale of the Designated Licenses or 30 days after the entry of the Sale Order approving the Proposed Sale of the Designated Licenses;

                  -        The bid letter shall be accompanied by:

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                           - a deposit in a form acceptable to the Debtors in the amount of 1.5% of the Purchase Price payable to the order of UBS, as agent for the Debtors (the "Earnest Money Deposit"); and

                           - written evidence of a commitment for financing or other evidence of ability to consummate the Proposed Sale; and

                  - The Qualified Bidder offers to make the FCC Direct Payment as provided in paragraph 2(a) of the FCC Term Sheet.

                  - Unless waived by the Debtors and the Proposed Purchaser, the Debtors will consider a bid from a Qualified Bidder (other than the Proposed Purchaser) only if the bid:

                           - provides overall value for the Designated Licenses to the Debtors of at least the Purchase Price plus $61 million (consisting of Break-Up Fee and $40 million, being together the "Overbid Threshold");

                           - is on terms that in the Debtors' reasonable business judgment, are not materially more burdensome or conditional than the terms of Proposed Purchaser's Agreement;

                           - is not conditioned on obtaining financing or on the outcome of unperformed due diligence by the Qualified Bidder;

                           - does not request or entitle the bidder to any break-up fee, termination fee, expense reimbursement or similar type of payment;

                           - provides for the purchase of all of the Debtors' rights and interests in the Designated Licenses and only the Designated Licenses to be purchased by the Proposed Purchaser under the Agreement;

                           - in the Debtors' good faith opinion, is likely to receive all necessary federal and state regulatory approvals; and

                  -        is received by the Bid Deadline.

                  - A bid received from a Qualified Bidder that meets the above requirements is a "Qualified Bid." A Qualified Bid will be valued based upon factors such as net value provided by such bid and the likelihood and timing of consummation.

                  - Bidders and all other entities shall keep Bids confidential, with access restricted to the Proposed Purchaser, Debtors, the Committee, the FCC and

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                           the DIP Lender, and any of their respective professionals. Debtors may request additional information from a bidder other than Proposed Purchaser (whether previously qualified or not) in order to evaluate the bidder's ability to consummate a transaction and to fulfill its obligations in connection therewith, and such bidder shall be obligated to provide such information as a precondition to participating further in the Auction.

                  - Only Qualified Bids shall be considered at the Auction. The Auction shall be conducted by the Debtors or their representatives and shall commence on September 23, 2003, at 9 o'clock a.m. at the offices of UBS located at 299 Park Avenue, New York, New York 10171.

                  - If at least one Qualified Bid has been received (the "Topping Bid"), the Debtors may conduct an Auction in accordance with the terms below. Only Qualified Bidders (including the Proposed Purchaser) will be eligible to participate at the Auction. At least two
                           (2) business days prior to the Auction, each Qualified Bidder (including the Proposed Purchaser or its Affiliates, any of which is deemed a Qualified Bidder) who has submitted a Qualified Bid must inform the Debtors whether it intends to participate.

                  - At the Auction, only the Proposed Purchaser and such Qualified Bidders who have submitted Qualified Bids in attendance at the start of the Auction shall be entitled to make any additional bids. The additional bids will be made and received in one room, on an open basis, and all other bidders shall be entitled to be present for all bidding with the understanding that the true identity of each bidder (including such bidder's ultimate parent) shall be fully disclosed to all other bidders and that all material terms of each bid will be fully disclosed to all other bidders throughout the entire Auction.

                  - At the Auction, all increases in bids following receipt of a bid in the amount of the Overbid Threshold shall be made in increments of no less than $10 million with the Proposed Purchaser receiving credit for the Break-Up Fee. Bidding at the Auction shall continue until such time as the highest and best offer is determined. For the avoidance of doubt, during the Auction, in order for an additional bid by the Proposed Purchaser or any of its Affiliates to top the Topping Bid or any other additional bid (other than its own), the Proposed Purchaser's additional bid (or the additional bid of any Affiliate of the Proposed Purchaser) shall be not less than $10 million greater than the Topping Bid or any other subsequent bid less $21 million.

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                  - At the conclusion of the Auction, Debtors, after consultation with the Committee, the FCC, and the DIP Lender, will select the bid that the Debtors determine to be the highest and best offer for the Licenses (the "Winning Bid"). Debtors shall file a notice with the Court of such election and present the Winning Bid to the Court for approval. The party that submits the Winning Bid shall be referred to as the "Winning Bidder"). Unless and to the extent otherwise agreed to by the Debtors, the Winning Bidder will enter into a definitive agreement before the Auction is adjourned. No offer shall be deemed accepted unless and until it is approved by the Bankruptcy Court.

                  - Within 30 business days after a Winning Bid has been selected and the Proposed Sale of the Designated Licenses has been approved by the Court, the Earnest Money Deposits of the Qualified Bidders who are not the Winning Bidder shall be returned, provided such Qualified Bidder has not appealed from the order approving the Proposed Sale of the Designated Licenses.

                  - The Debtors shall apply the deposit of the Winning Bidder to the Purchase Price at the Closing.

                  - In the event a bidder submitting a Qualified Bid or Competing Proposal is accepted following the conclusion of the Auction (as determined by the Debtors and the Court), and such high bidder fails to consummate the proposed transaction by the Closing Date due to a breach by such high bidder, the deposit shall be forfeited to the Debtors (but not as liquidated damages, the Debtors herein reserving the right to pursue all remedies that may be available to them), and the Debtors may consummate the proposed transaction with the next highest bidder at the final price bid by such bidder at the Auction (or, if such bidder is unable to consummate the transaction at such price, the Debtors may consummate the transaction with the next highest bidder, and so forth), all at the Debtors' option (i.e., the Debtors are not obligated to take the next highest bid). The agreement with the highest bidder shall be deemed in full force and effect through the Closing Date.

                  - The Bidding Procedures Order shall provide that the Sale is contingent upon the approval of the FCC Term Sheet without modification and that the Sale will not proceed without such approval.

  ARTICLE XLII. ALTHOUGH COURTS ARTICULATE DIFFERENT STANDARDS IN DETERMINING WHETHER A PROPOSED BIDDING PROCEDURE IS PROPER, THE FUNDAMENTAL PREMISE REMAINS
                    THE SAME, E.G., MAXIMIZING THE VALUE TO

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


 THE ESTATE. IN RE BIDERMANN INDUS., 203 B.R. 547, 553 (BANKR. S.D. N.Y. 1997).
  THE DEBTORS SUBMIT THAT THE FOREGOING BIDDING PROCEDURES PROVIDE A FAIR AND REASONABLE MEANS OF ENSURING THE DEBTORS' INTEREST IN THE DESIGNATED LICENSES
   ARE SOLD FOR THE HIGHEST AND BEST OFFER OBTAINABLE. SUCH PROCEDURES AFFORD POTENTIAL PURCHASERS A REASONABLE OPPORTUNITY TO INVESTIGATE THE DESIGNATED LICENSES AND AFFORD THE DEBTORS REQUISITE TIME TO CONSIDER AND EVALUATE ANY
   QUALIFIED BIDS SUBMITTED. BASED UPON THE FOREGOING, THE DEBTORS SUBMIT THE BIDDING PROCEDURES ARE IN THE BEST INTERESTS OF THE DEBTORS' ESTATES AND SHOULD
                                  BE APPROVED.

                  42.1     The Proposed Break-Up Fee and Expense Reimbursement.

 ARTICLE XLIII. THE DEBTORS ALSO REQUEST APPROVAL, PURSUANT TO SECTIONS 105(A) AND 363(B) OF THE BANKRUPTCY CODE, OF THE PROPOSED BREAK-UP FEE OF $21 MILLION, REPRESENTING ONE AND ONE-HALF PERCENT (1.5%) OF THE PURCHASE PRICE, WHICH WOULD
   BE PAYABLE BY THE DEBTORS TO THE PROPOSED PURCHASER FROM THE PROCEEDS OF A
    WINNING BID OR COMPETING PROPOSAL FOR AN ALTERNATIVE TRANSACTION THAT IS APPROVED BY THE BANKRUPTCY COURT AND CONSUMMATED. AS A STALKING HORSE BIDDER,
  THE PROPOSED PURCHASER HAS ESTABLISHED A GUARANTEED RETURN FOR THE DEBTORS' ESTATES AND CREDITORS. EVEN IF THE PROPOSED PURCHASER ULTIMATELY IS NOT THE
 SUCCESSFUL BIDDER, THE DEBTORS AND THEIR ESTATES WILL HAVE BENEFITED FROM THE
  HIGHER PURCHASE PRICE ESTABLISHED BY THE IMPROVED BID. THE PROPOSED BIDDING PROCEDURES REQUIRE THAT IN ORDER TO QUALIFY, QUALIFIED BIDS EXCEED THE PURCHASE
     PRICE BY A MINIMUM OF $61 MILLION. THUS, IF AN ALTERNATIVE TRANSACTION ULTIMATELY IS APPROVED AND CONSUMMATED, THE BREAK-UP FEE WILL ONLY BE PAYABLE
  AFTER THE SALE PROCEEDS HAVE BEEN RECEIVED BY THE DEBTORS' ESTATES AND FROM AMOUNTS THAT ARE IN EXCESS OF THE PURCHASE PRICE. CONSEQUENTLY, THERE WILL BE NO
 DIMINUTION IN VALUE TO THE DEBTORS' ESTATES IF THE BREAK-UP FEE IS ULTIMATELY
                                     PAID.

 ARTICLE XLIV. IN ADDITION TO THE BREAK-UP FEE, DEBTORS HAVE AGREED TO PAY THE PROPOSED PURCHASER AN EXPENSE REIMBURSEMENT NOT TO EXCEED $400,000 IN THE EVENT
  THE AGREEMENT IS TERMINATED (I) AS A RESULT OF BREACH BY DEBTORS; (II) AS A
   RESULT OF AN ORDER HAVING BEEN ENTERED PROHIBITING THE TRANSACTION; (III) BECAUSE DEBTORS' BANKRUPTCY CASES ARE DISMISSED OR CONVERTED AND AS A RESULT OF SUCH DISMISSAL OR CONVERSION THE PROPOSED SALE IS NOT CONSUMMATED; (IV) BECAUSE
     THE SALE ORDER IS NOT ENTERED BY OCTOBER 17, 2003; OR (V) BECAUSE THE

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


    CLOSING DOES NOT OCCUR BY JANUARY 31, 2003 (UNLESS SUCH DATE IS EXTENDED
                          PURSUANT TO THE AGREEMENT).

     ARTICLE XLV. IN THE NON-BANKRUPTCY CONTEXT, BREAK-UP FEES AND EXPENSE REIMBURSEMENTS ARE COMMON IN CORPORATE TRANSACTIONS. SEE, E.G., IN RE WINTZ
COMPANIES, 230 B.R. 840, 846 (B.A.P. 8TH CIR. 1999); IN RE INTEGRATED RESOURCES,
   INC., 135 B.R. 736, 750 (BANKR. S.D. N.Y.), AFF'D, 147 B.R. 650 (S.D. N.Y.
   1992). COURTS IN THIS DISTRICT RECOGNIZE THAT MANY OF THE SAME REASONS FOR GRANTING BREAK-UP FEES AND EXPENSE REIMBURSEMENTS IN NON-BANKRUPTCY CORPORATE
  TRANSACTIONS APPLY IN THE BANKRUPTCY CONTEXT AS WELL. FOR EXAMPLE, IN IN RE INTEGRATED RESOURCES, THE COURT NOTED THAT "[I]N ORDER TO ENCOURAGE THE MAKING OF BIDS, DEBTORS ENTICE POTENTIAL PURCHASERS BY UTILIZING VARIOUS INCENTIVES,
   SUCH AS BREAK-UP FEES, TOPPING FEES AND EXPENSE REIMBURSEMENT AGREEMENTS."
                     INTEGRATED RESOURCES, 135 B.R. AT 750.

 ARTICLE XLVI. OTHER COURTS IN THIS DISTRICT HAVE NOTED THAT BREAK-UP FEES ARE OFTEN "LEGITIMATELY NECESSARY" IN TRANSACTIONS TO CONVINCE A "STALKING HORSE" TO
  ENTER THE BIDDING BY PROVIDING SOME FORM OF COMPENSATION FOR THE RISK IT IS UNDERTAKING. IN RE 995 FIFTH AVE. ASSOCS., L.P., 96 B.R. 24, 28 (BANKR. S.D.
                                  N.Y. 1989).

   ARTICLE XLVII. BREAK-UP FEES AND EXPENSE REIMBURSEMENTS ARE PRESUMPTIVELY APPROPRIATE UNDER THE BUSINESS JUDGMENT RULE, AND WILL GENERALLY BE SUSTAINED SO
 LONG AS THE FEE IS NOT SO LARGE THAT IT CHILLS THE BIDDING PROCESS. INTEGRATED RESOURCES, 135 B.R. AT 750. STATED SLIGHTLY DIFFERENTLY, "[W]HEN REASONABLE IN
   RELATION TO THE BIDDER'S EFFORTS AND TO THE MAGNITUDE OF THE TRANSACTION, BREAK-UP FEES ARE GENERALLY PERMISSIBLE." 995 FIFTH AVE., 96 B.R. AT 28 (CITING
 COTTLE V. STORER COMMUNICATION, INC., 849 F.2D 570, 578 (11TH CIR. 1988)).(4)

 ARTICLE XLVIII. THE PROPOSED BIDDING PROTECTIONS MEET THE "BUSINESS JUDGMENT" RULE STANDARD. THE BREAK-UP FEE AND THE EXPENSE REIMBURSEMENT ARE REASONABLE
 BECAUSE THEY ARE NOT EXCESSIVE COMPARED TO FEES AND REIMBURSEMENTS APPROVED IN OTHER CASES IN THIS CIRCUIT. IN ADDITION, THE BREAK-UP FEE WILL NOT DIMINISH THE
                                    DEBTORS'

---------------
(4) In approving a $500,000 to $9 million graduated break-up fee plus expense reimbursement, the Integrated Resources court noted that break-up fees have been approved by bankruptcy courts in this district in numerous cases (discussing: 995 Fifth Ave., 96 B.R. at 28 ($500,000 break-up fees approved after sale of $76 million hotel); In re Crowthers McCall Pattern, Inc., 115 B.R. 877, 879 (Bankr. S.D. N.Y.)
         (1990) ($500,000 break-up fee on a $45 million sale); In re T.V.S.I. Holdings, Inc., et al., Nos. 90B 13581-13586, 90B 13586-13864 (CB)
         (Bankr. S.D. N.Y. 1991) ($3.5 million break-up fee in transaction involving $138 million in cash consideration and equity as well as assumption of pre- and post-petition obligations of Debtor)).

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


  ESTATES. BREAK-UP FEES AND EXPENSE REIMBURSEMENTS, SUCH AS PROPOSED HEREIN, ENABLE A DEBTOR TO ASSURE A SALE TO A CONTRACTUALLY COMMITTED BIDDER AT A PRICE THE DEBTOR BELIEVES IS FAIR AND REASONABLE, WHILE PROVIDING THE DEBTOR WITH THE
  OPPORTUNITY OF OBTAINING EVEN GREATER BENEFITS FOR THE ESTATE THROUGH A SALE
                                    PROCESS.

 ARTICLE XLIX. ACCORDINGLY, THE DEBTORS REQUEST THAT THE COURT APPROVE (I) THE BREAK-UP FEE, (II) THE EXPENSE REIMBURSEMENT, AND (III) THE PROPOSED FORM OF THE
 BIDDING PROCEDURES ORDER, INCLUDING THE PROVISION THAT ENTRY OF THE SALE ORDER
   IS CONDITIONED UPON APPROVAL OF THE FCC TERM SHEET, WITHOUT MODIFICATION.

         49.1     FCC Claim Resolution and Exchange of Limited Mutual Releases.

 ARTICLE L. AS INDICATED ABOVE, THE DEBTORS AND THE FCC HAVE REACHED RESOLUTION
  OF THE FCC'S CLAIMS WITH RESPECT TO THE DESIGNATED LICENSES. THE RESOLUTION PROVIDES THAT THE FCC WILL RECEIVE A MINIMUM OF $714 MILLION DIRECTLY FROM THE
PROPOSED PURCHASER (OR OTHER WINNING BIDDER) IN FULL SATISFACTION OF ANY CLAIMS
   THE FCC MAY HAVE AGAINST THE DEBTORS OR THEIR ESTATES WITH RESPECT TO THE DESIGNATED LICENSES. THE RESOLUTION FURTHER PROVIDES THAT AFTER FUNDING OF THE
   INDEMNITY ESCROW OF $20 MILLION, THE REMAINING PROCEEDS (A MINIMUM OF $666 MILLION WITHOUT ACCOUNTING FOR THE POTENTIAL OF ANY HIGHER OR BETTER OFFERS) (THE "NEXTWAVE PROCEEDS") SHALL BE PROPERTY OF THE DEBTORS' ESTATES FREE AND
CLEAR OF ANY LIENS, CLAIMS, ENCUMBRANCES, RIGHTS OR INTERESTS OF THE FCC. TO THE
    EXTENT THE INDEMNITY PROCEEDS ARE RELEASED PURSUANT TO THE TERMS OF THE AGREEMENT, THEY WILL SIMILARLY BECOME NEXTWAVE PROCEEDS. FURTHER, TO THE EXTENT
    THAT THE AUCTION RESULTS IN APPROVAL OF A WINNING BID FOR THE DESIGNATED LICENSES OF MORE THAN $1.5 BILLION (THE INCREMENTAL $100 MILLION BECOME NEXTWAVE PROCEEDS), THE FCC DIRECT PAYMENT WILL BE INCREASED BY 34% OF AMOUNTS OVER $1.5
 BILLION UP TO A MAXIMUM FCC DIRECT PAYMENT OF $734 MILLION FOR THE DESIGNATED LICENSES. AS SET FORTH IN THE FCC TERM SHEET, THE RESOLUTION ALSO REQUIRES THAT
  THE FCC AND NEXTWAVE GRANT LIMITED RELEASES TO EACH OTHER FROM CLAIMS TO THE
   EXTENT (AND ONLY TO THE EXTENT) THAT SUCH CLAIMS RELATE TO THE DESIGNATED LICENSES. ALL CLAIMS IN RESPECT OF THE REMAINING, NON-DESIGNATED LICENSES HELD
   BY NEXTWAVE ARE OUTSIDE THE SCOPE OF THE LIMITED RELEASES CONTAINED IN THE AGREEMENT AND ARE PRESERVED AND NOT RELEASED, SUBJECT TO A PRO-RATA REDUCTION IN
        DAMAGES TO REFLECT THE LIMITED RELEASES GRANTED WITH RESPECT TO

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


   THE PROPORTIONATE VALUE OF THE DESIGNATED LICENSES. THE PROPOSED RELEASES CONTEMPLATE THAT THE FCC WILL RECEIVE THE FCC DIRECT PAYMENT FREE AND CLEAR OF
   ALL LIENS, CLAIMS AND ENCUMBRANCES OF NEXTWAVE OR ANY OF ITS CREDITORS OR INTEREST HOLDERS AND THAT NEXTWAVE IS SIMILARLY RECEIVING THE NEXTWAVE PROCEEDS
 FREE AND CLEAR OF ANY CLAIMS, LIENS, RIGHTS OR INTERESTS OF THE FCC. THE FORMS OF RELEASES TO BE EXCHANGED BY NEXTWAVE AND THE FCC AND TO BE BINDING THROUGH
  THE SALE ORDER ON ALL NEXTWAVE CREDITORS AND EQUITY INTEREST HOLDERS ARE SET FORTH IN THE FCC TERM SHEET AND IN THE PROPOSED FORM OF SALE ORDER ATTACHED
HERETO AS EXHIBIT "E." APPROVAL OF THE FCC TERM SHEET, WITHOUT MODIFICATION, IS A PRECONDITION TO THE SALE PROCEEDING. FURTHER, EVEN FOLLOWING ENTRY OF THE SALE
     ORDER, THE CLOSING IS CONDITIONED UPON FCC REGULATORY APPROVAL OF THE APPLICATIONS FOR ASSIGNMENT OF THE DESIGNATED LICENSES. IN ADDITION, THE FCC AND
    THE DOJ HAVE PRESERVED THEIR RIGHTS WITH RESPECT TO FEDERAL TAXES OR THE ENFORCEMENT OF THE CRIMINAL, ENVIRONMENTAL OR ANTITRUST LAWS OF THE UNITED
  STATES, OR WITH RESPECT TO ANY ACTION BY THE FCC PURSUANT TO ITS REGULATORY AUTHORITY OVER THE DEBTORS AS AN FCC LICENSEE, INCLUDING WITHOUT LIMITATION ITS AUTHORITY UNDER THE COMMUNICATIONS ACT AND THE FCC RULES, REGULATIONS, POLICIES
 AND DECISIONS, OR WITH RESPECT TO ANY ACTION OR CLAIM RELATED TO THE DEBTORS' COVENANT REGARDING THE PROVISION OF NOTICE SET FORTH IN SECTION 3(A) OF THE FCC
                                  TERM SHEET.

 ARTICLE LI. FEDERAL RULE OF BANKRUPTCY PROCEDURE 9019(A) AUTHORIZES A COURT TO
   APPROVE A COMPROMISE OR SETTLEMENT WHEN IT IS IN THE BEST INTERESTS OF THE ESTATE. IN RE ASHFORD MOTELS, LTD., 226 B.R. 797, 802 (BANKR. S.D.N.Y. 1998). THE COURT SHOULD APPROVE THE SETTLEMENT WHEN IT MEETS THE LOWEST POINT IN THE RANGE OF REASONABLENESS. ID. IN MAKING SUCH A DETERMINATION, THE COURT SHOULD
                        CONSIDER THE FOLLOWING FACTORS:

         (1) The balance between the likelihood of the plaintiff or the defendant's success should the case go to trial as compared with the benefits of the settlement without the expense and delay of a trial;

         (2) The prospect of a complex and protracted litigation if the settlement is not approved;

         (3) The proportion of the creditors who do not object to, or who affirmatively support, the proposed settlement;

         (4) The proposed benefits to be received;

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


         (5) The nature and breadth of releases to be issued as a result of the settlement; and

         (6) The extent to which the settlement is truly the product of arms' length bargaining and not the product of fraud or collusion.

                  Id. (citing In re Best Prods., 168 B.R. 35, 50 (Bankr. S.D. N.Y. 1994); In re Fugazy, 150 B.R. 103, 106 (Bankr. S.D. N.Y. 1993)).

   ARTICLE LII. THE RESOLUTION BETWEEN THE FCC AND THE DEBTORS SATISFIES THIS STANDARD. THE RESOLUTION ENABLES THE DEBTORS AND THE FCC TO RESOLVE A PORTION OF
   THE DISPUTES BETWEEN THEM WITHOUT RESORTING TO ADDITIONAL LITIGATION. THE DEBTORS HAVE NEGOTIATED THE PROPOSED RESOLUTION IN GOOD FAITH AND BELIEVE IT
FALLS WITHIN THE "LOWEST RANGE OF REASONABLENESS" OF THE RESULTS THEY COULD HAVE
  OBTAINED IN LITIGATION, WHICH WOULD HAVE BEEN TIME-CONSUMING AND EXPENSIVE. ACCORDINGLY, THE DEBTORS RESPECTFULLY SUBMIT THAT THE PROPOSED RESOLUTION OF THE
 CLAIMS BETWEEN THE FCC AND THE DEBTORS WITH RESPECT TO THE DESIGNATED LICENSES
        IS IN THE BEST INTEREST OF THEIR ESTATES AND SHOULD BE APPROVED.

 ARTICLE LIII. AS DISCUSSED ABOVE, THE TERMS OF THE RESOLUTION BETWEEN THE FCC
  AND NEXTWAVE ADDITIONALLY CONTEMPLATE THAT THE FCC WILL RECEIVE THIRD PARTY RELEASES FROM ALL OTHER CREDITORS AND EQUITY OR OTHER INTEREST HOLDERS IN THESE
 CHAPTER 11 CASES WITH RESPECT TO CLAIMS, CAUSES OF ACTION, ETC. IN RESPECT OF THE DESIGNATED LICENSES. ESSENTIALLY, THE LIMITED RELEASE OF THE FCC BY NEXTWAVE DESCRIBED ABOVE WILL ALSO BE APPLICABLE TO ALL NEXTWAVE CREDITORS AND EQUITY OR OTHER INTEREST HOLDERS WHO MIGHT HAVE, OR BELIEVE THEY MIGHT HAVE CLAIMS AGAINST
                  THE FCC RELATED TO THE DESIGNATED LICENSES.

  ARTICLE LIV. THERE IS A FAIRLY WELL-DEFINED BODY OF CASE LAW REGARDING THIRD PARTY RELEASES UNDER A CHAPTER 11 PLAN OF REORGANIZATION. HOWEVER, THE NUMBER OF PUBLISHED OPINIONS RELATING TO THIRD PARTY RELEASES IN THE SETTLEMENT CONTEXT IS
    MORE LIMITED. TWO OF THE LEADING CASES ON THIS POINT, MUNFORD OUT OF THE ELEVENTH CIRCUIT AND MONARCH LIFE INSURANCE OUT OF THE FIRST CIRCUIT, SUPPORT
   THE BANKRUPTCY COURT'S ABILITY TO ISSUE THIRD PARTY RELEASES AS PART OF A
      SETTLEMENT.(5) UNDER THE CIRCUMSTANCES OF THESE CHAPTER 11 CASES, AS

---------------
(5) The Zale case out of the Fifth Circuit came to a different conclusion, but is distinguishable, see paragraphs 55-57 supra.

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


 WELL AS UNDER DREXEL AND ITS PROGENY IN THIS CIRCUIT, THE DEBTORS RESPECTFULLY SUBMIT THAT THE THIRD PARTY RELEASES CALLED FOR BY THE AGREEMENT AND RESOLUTION
   WITH THE FCC ARE JUSTIFIED AND APPROPRIATE, CONSISTENT WITH SECOND CIRCUIT
       PRECEDENT AND PUBLIC POLICY, AND SHOULD BE APPROVED BY THE COURT.

   ARTICLE LV. IN MUNFORD V. MUNFORD, INC., 97 F.3D 449 (11TH CIR. 1996), THE ELEVENTH CIRCUIT WAS FACED WITH AN APPEAL FROM A LOWER COURT'S ORDER WHICH
BARRED NON-SETTLING DEFENDANTS FROM ASSERTING CONTRIBUTION AND INDEMNITY CLAIMS
 AGAINST VRC, ONE OF THE OTHER DEFENDANTS IN THE LITIGATION. UNDER THE TERMS OF THE PROPOSED SETTLEMENT, VRC WAS TO PAY $350,000 TO THE ESTATE, BUT SUCH PAYMENT WAS CONDITIONED UPON BARRING THE OTHER DEFENDANTS FROM SUING VRC UNDER STATE LAW CONTRIBUTION AND INDEMNITY THEORIES OF RECOVERY. IN AFFIRMING THE LOWER COURT'S
 RULING AND HOLDING THE THIRD PARTY RELEASES TO BE VALID, THE ELEVENTH CIRCUIT
  FOUND THAT THE RELEASES NOT ONLY SERVED THE PUBLIC POLICY OF SETTLEMENT OVER LITIGATION, BUT ALSO HAD A DIRECT IMPACT ON AND NEXUS TO THE ESTATE - I.E., IF
  NO THIRD PARTY RELEASES THEN NO MONEY FOR THE ESTATE, AND POSSIBLY YEARS OF CONTINUED LITIGATION. THUS, ACCORDING TO THE ELEVENTH CIRCUIT, SECTION 105(A)
     AND RULE 16 OF THE FEDERAL RULES OF CIVIL PROCEDURE MAY BE USED BY THE BANKRUPTCY COURT TO FASHION ORDERS INTEGRAL TO SETTLEMENTS. SEE ALSO MONARCH
LIFE INS. CO. V. ROPES & GRAY, 65 F.3D 973, 984-85 (1ST CIR. 1995) (RECOGNIZING
 BANKRUPTCY COURT'S ABILITY TO ISSUE THIRD PARTY INJUNCTIONS). ALTHOUGH MUNFORD WAS DECIDED IN THE CONTEXT OF AN ADVERSARY PROCEEDING, THE ELEVENTH CIRCUIT'S
REASONING IN MUNFORD IS DIRECTLY APPLICABLE TO THESE CHAPTER 11 CASES AND, GIVEN
   THE HISTORY OF THE DEBTORS AND THE FCC, COULD NOT BE ANY MORE COMPELLING.

   ARTICLE LVI. AS THE COURT IS KEENLY AWARE, THIS BANKRUPTCY HAS A LONG AND COMPLICATED HISTORY. LITIGATION BETWEEN THE DEBTORS AND THE FCC EVENTUALLY FOUND
 ITS WAY TO THE SUPREME COURT AFTER WINDING THROUGH NUMEROUS COURTS AND THE FCC
     REGULATORY PROCESS. THE LICENSES IN WHICH THE FCC CLAIMS LIENS ARE THE CENTERPIECE OF THE DEBTORS' ESTATES AND NOT ONLY HAVE BEEN, BUT REMAIN, SUBJECT TO ON-GOING DISPUTE AND POTENTIALLY ADDITIONAL LITIGATION. BY ISSUING THE THIRD
   PARTY RELEASES, DISPUTES AND DISAGREEMENTS WITH RESPECT TO THE DESIGNATED LICENSES WILL BE FOREVER LAID TO REST, AND THE ESTATES WILL RECEIVE A MINIMUM
   (DEPENDING ON OVERBIDS) OF $666 MILLION WITH WHICH TO SATISFY THE DEBTORS' OBLIGATIONS UNDER THE DIP LOAN (ESTIMATED TO BE APPROXIMATELY $230 MILLION) WITH
                               THE BALANCE - MORE

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


 THAN $400 MILLION - TO BE USED BY THE DEBTORS TO FOSTER THEIR REORGANIZATION.
  THUS, THERE IS SIGNIFICANT AND VALUABLE CONSIDERATION BEING PROVIDED FOR THE RELEASE OF THE FCC PROVIDED FOR IN THE AGREEMENT, WHICH IS ITSELF LIMITED TO
   JUST THE DESIGNATED LICENSES - ALL CLAIMS IN RESPECT OF THE NON-DESIGNATED LICENSES AND ANY OR ALL NON-LICENSE SPECIFIC CLAIMS WILL REMAIN INTACT AND NOT
RELEASED, SUBJECT TO A PRO-RATA DAMAGE REDUCTION FOR THE PROPORTIONATE VALUE OF THE DESIGNATED LICENSES. ALTHOUGH THERE IS NOT AN ADVERSARY PROCEEDING CURRENTLY
  PENDING WITH RESPECT TO THE DESIGNATED LICENSES, THE FCC'S REVOCATION OF THE DEBTORS' LICENSES IN JANUARY 2000 HAS RAISED QUESTIONS REGARDING HOW, AND TO WHAT EXTENT, THE DEBTORS HAVE BEEN DAMAGED BY THE FCC'S ACTIONS. THE DEBTORS
 HAVE ALSO EVALUATED CLAIMS ARISING FROM THE FCC'S ACTIONS WITH RESPECT TO THE DEBTORS' PRIOR PLANS AND BANKRUPTCY PROCEEDINGS IN GENERAL. THESE QUESTIONS, AND ANY CLAIMS THAT MAY ARISE FROM THEM, ARE NOT RELEASED IN THEIR ENTIRETY AND MAY
 BE SUBJECT TO DISPUTE, AT LEAST TO THE EXTENT THAT THEY IMPACT THE DESIGNATED LICENSES, THEY WILL BE RESOLVED BY THE LIMITED RELEASES, EFFECTING A REDUCTION
IN THE POTENTIAL SCOPE OF THE DISPUTES BETWEEN THE DEBTORS AND THE FCC. THE FCC
 BELIEVES THAT THERE ARE VALID DEFENSES TO ANY AND ALL CLAIMS THE DEBTORS MIGHT
                             BRING AGAINST THE FCC.

  ARTICLE LVII. IN ADDITION, BY APPROVING THE TRANSACTION SET FORTH HEREIN AND
     APPROVING THE RELEASES, THE COURT WILL UNQUESTIONABLY FOSTER THE PLAN FORMULATION AND REORGANIZATION PROCESS. IN SECURITIES AND EXCHANGE COMMISSION V. THE DREXEL BURNHAM LAMBERT GROUP, INC. (IN RE THE DREXEL BURNHAM LAMBERT GROUP,
    INC.), 960 F.2D 285 (2D CIR. 1992), THE SECOND CIRCUIT STATED THAT "[I]N BANKRUPTCY CASES, A COURT MAY ENJOIN A CREDITOR FROM SUING A THIRD PARTY,
 PROVIDED THE INJUNCTION PLAYS AN IMPORTANT PART IN THE DEBTOR'S REORGANIZATION
   PLAN") (CITING IN RE A.H. ROBINS CO., 880 F.2D 694, 701 (4TH CIR.), CERT. DENIED, 493 U.S. 959 (1989)). MANY OTHER COURTS, BOTH WITHIN AND WITHOUT THE
    SECOND CIRCUIT, HAVE APPROVED OF THIRD PARTY RELEASES WHEN THEY PLAY AN IMPORTANT ROLE IN THE REORGANIZATION PROCESS, OR WHERE THE FAILURE OF AN INJUNCTION/RELEASE TO ISSUE WILL ADVERSELY IMPACT THE ESTATE OR CREDITOR
RECOVERIES. SEE, E.G., IN RE CONTINENTAL AIRLINES, 203 F.3D 203 (3D CIR. 2000);
 IN RE DOW CORNING CORP., 280 F.3D 648 (6TH CIR. 2002); IN RE SPECIALITY EQUIP. COS., 3 F.3D 1043 (7TH CIR. 1993); IN RE AOV INDUS., 792 F.2D 1140 (D.C. CIR.
   1986); MACARTHUR CO. V. JOHNS-MANVILLE CORP., 837 F.2D 89 (2D CIR.), CERT. DENIED, 488 U.S. 868 (1988); LTV CORP. V. AETNA CAS. & SUR. CO. (IN RE
 CHATEAUGAY CORP.), 167 B.R. 776 (S.D. N.Y. 1994); CODFISH CORP. V. FDIC (IN RE

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


CODFISH CORP.), 97 B.R. 132 (BANKR. D.P.R. 1988); IN RE MONROE WELL SERV., INC.,
                      67 B.R. 746 (BANKR. E.D. PA. 1986).

  ARTICLE LVIII. ABSENT APPROVAL OF THE REQUESTED RELEASES IN THIS CASE, THERE WILL UNQUESTIONABLY BE HARM TO THE ESTATES, IN THAT THE AGREEMENT AND THE FCC
TERM SHEET, WHICH IS SPECIFICALLY CONDITIONED UPON THE FCC RECEIVING THE LIMITED
 RELEASES, RESULT IN THE DEBTORS' RECEIPT OF AT LEAST $666 MILLION OF EARMARKED PROCEEDS. ONCE THE LIENS SECURING THE INDEBTEDNESS UNDER THE DIP LOAN (ESTIMATED AT APPROXIMATELY $230 MILLION) ARE SATISFIED, THIS MONEY WILL BE UNENCUMBERED BY
  ANY FCC CLAIMS OR LIENS AND MAY BE USED BY THE DEBTORS TO FUND, AMONG OTHER THINGS, OPERATING EXPENSES, ON-GOING ADMINISTRATIVE EXPENSES AND, UNDER A PLAN OF REORGANIZATION, DISTRIBUTION TO THE DEBTORS' CREDITORS. ABSENT APPROVAL OF
THIS MOTION AND THE ACCOMPANYING RELEASES FOR THE FCC, THE ESTATES WILL LOSE THE
  OPPORTUNITY TO RECEIVE THE BENEFIT OF THESE FUNDS, WITH OBVIOUS AND ADVERSE EFFECTS ON THE DEBTORS' ESTATES AND THEIR REORGANIZATION EFFORTS. IN ADDITION, THE DEBTORS RE-EMPHASIZE THAT THE RELEASES ARE LIMITED ONLY TO THE DESIGNATED
  LICENSES - ALL OTHER CLAIMS AND CAUSES OF ACTION ARE PRESERVED. THE SALE IS, HOWEVER, CONTINGENT UPON APPROVAL OF THE FCC TERM SHEET, WITHOUT MODIFICATION,
  AND IT IS THEREFORE CRITICAL TO THE ESTATES THAT SUCH APPROVAL BE OBTAINED.

ARTICLE LIX. FINALLY, NOTWITHSTANDING THE FACT THAT THE FIFTH CIRCUIT'S OPINION
  IN FELD V. ZALE CORP. (IN RE ZALE CORP.), 62 F.3D 746 (5TH CIR. 1995) WOULD APPEAR TO HOLD TO THE CONTRARY, THE DEBTORS RESPECTFULLY SUBMIT THAT, EVEN UNDER ZALE, THE PROPOSED RELEASES ARE APPROPRIATE, AS ZALE CAN BE LIMITED TO ITS FACTS
                 AND OTHERWISE DISTINGUISHED FROM THESE CASES.

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


 ARTICLE LXI. THE MOST IMPORTANT AND CRITICAL DISTINGUISHING FEATURE OF ZALE IS THAT ZALE INVOLVED DIRECTOR AND OFFICER LITIGATION AND THE INJUNCTION WOULD HAVE
  ULTIMATELY DEPRIVED AT LEAST TWO PARTIES FROM RECOVERING ON AFFIRMATIVE AND
   DIRECT CONTRACT RIGHTS. NO SUCH SITUATION EXISTS HERE, AS, TO THE DEBTORS' KNOWLEDGE, IT IS ONLY THEY WHO HAVE DIRECT PRIVITY WITH THE FCC WITH RESPECT TO
                            THE DESIGNATED LICENSES.

ARTICLE LXII. AS A RESULT, AND BASED UPON THE FACTS AND HISTORY OF THESE CHAPTER
 11 CASES AND THE DEBTORS' RELATIONSHIP WITH THE FCC, THE DEBTORS RESPECTFULLY
  SUBMIT THAT THE COURT IS AUTHORIZED TO ISSUE THE REQUESTED RELEASES AND, IN
                  FACT, THAT IT WOULD BE APPROPRIATE TO DO SO.

                  62.1     Initial Approvals.

         52. The relief sought by the Debtors herein contemplates a two-step process. First, the Debtors are requesting a hearing on August 21, 2003 (the "Bidding Procedures Hearing") on the preliminary matters which are necessary for the bidding process and ultimately the Sale Hearing to proceed. Specifically, at the Bidding Procedures Hearing, the Debtors intend to seek approval of the matters set forth in Sections F (Bidding Procedures), G (Break-Up Fee and Expense Reimbursement) and J (Notice) hereof (collectively referred to as the "Initial Approvals") and will request that the Bidding Procedures Order specifically provide that approval of the FCC Term Sheet without modification in the Sale Order is a condition precedent to the Sale proceeding. Should the Bidding Procedures Order be entered following the Bidding Procedures Hearing, the Debtors will provide subsequent notice as set forth in Section J below and in accordance with the Notice of Auction and Sale Hearing attached hereto as Exhibit "D," of the Sale Hearing and deadlines attendant thereto. Approval of the Sale and the FCC Term Sheet, as a condition precedent to entry of the Sale Order, will be sought at the Sale Hearing

                  J.       NOTICE.

   ARTICLE LXIII. BANKRUPTCY RULE 6004(A) PROVIDES THAT NOTICE OF A PROPOSED
  SECTION 363 TRANSACTION OUTSIDE OF THE ORDINARY COURSE OF BUSINESS SHALL BE PROVIDED TO ALL CREDITORS AND INDENTURE TRUSTEES, OFFICIAL COMMITTEES AND THE
U.S. TRUSTEE. FED. R. BANKR. P. 6004(A); SEE ALSO FED. R. BANKR. P. 2002(A)(2),
   (C)(1), (I), (K). THE DEBTORS PROPOSE TO GIVE NOTICE OF THIS MOTION TO (A) COUNSEL FOR THE PROPOSED PURCHASER, (B) ALL PARTIES IDENTIFIED BY THE DEBTORS OR
     UBS AS POTENTIAL COMPETING OFFERORS, (C) ALL TAXING AUTHORITIES HAVING JURISDICTION WITH RESPECT TO THE DESIGNATED LICENSES, (D) ALL PARTIES ASSERTING
 ENCUMBRANCES AGAINST THE DESIGNATED LICENSES, (E) ALL CREDITORS AND ADDITIONAL
        PARTIES IN INTEREST AS REQUESTED BY THE PROPOSED PURCHASER, THE

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


   COMMITTEE, THE DIP LENDER OR THE FCC, (F) ALL PARTIES IN INTEREST WHO HAVE REQUESTED NOTICE, (G) COUNSEL FOR THE COMMITTEE, (H) COUNSEL FOR THE FCC, AND
  (I) COUNSEL FOR THE DIP LENDER. THE DEBTORS WILL ALSO PUBLISH THE NOTICE OF AUCTION AND SALE HEARING IN THE NATIONAL EDITION OF THE WALL STREET JOURNAL FOR
    THREE (3) BUSINESS DAYS FOLLOWING ENTRY OF THE BIDDING PROCEDURES ORDER.

                               NO PREVIOUS REQUEST

ARTICLE LXIV. NO PREVIOUS REQUEST FOR THE RELIEF SOUGHT HEREIN HAS BEEN MADE TO
                         THIS COURT OR ANY OTHER COURT.

                           WAIVER OF MEMORANDUM OF LAW

 ARTICLE LXV. THIS MOTION INCLUDES CITATIONS TO THE APPLICABLE AUTHORITIES AND
  DOES NOT RAISE ANY NOVEL ISSUE OF LAW. ACCORDINGLY, THE DEBTORS RESPECTFULLY
     REQUEST THAT THE COURT DISPENSE WITH AND WAIVE THE REQUIREMENT FOR THE SUBMISSION OF A MEMORANDUM OF LAW CONTAINED IN LOCAL BANKRUPTCY RULE 9013-1(B).

         WHEREFORE, the Debtors respectfully request that this Court enter an order granting the relief requested herein and such other or further relief as just and necessary.



Dated: Dallas, Texas
       August 5, 2003



                                       Respectfully submitted,

                                       SCHRIER-RAPE, P.C.



                                       By:
                                          --------------------------------------
                                          Deborah L. Schrier-Rape
                                          Texas State Bar No. 00785635
                                          5929 Westgrove Drive
                                          Dallas, Texas 75248
                                          Telephone: (972) 818-6761
                                          Facsimile: (972) 248-3229

                                       CO-COUNSEL FOR THE DEBTORS

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                                    SCHEDULES

                                       TO

                               PURCHASE AGREEMENT

                                     BETWEEN

                             NEXTWAVE TELECOM INC.,

                     NEXTWAVE PERSONAL COMMUNICATIONS INC.,

                             NEXTWAVE PARTNERS INC.,

                          NEXTWAVE POWER PARTNERS INC.

                                       AND

                              CINGULAR WIRELESS LLC

                              DATED AUGUST 4, 2003

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                                 SCHEDULE 3.4(C)
                ARTICLE LXVI. JUDICIAL OR ADMINISTRATIVE CLAIMS

1. NextWave's Qualifications to Hold Licenses. In the NextWave Licensing Order, the Bureau granted the 63 NextWave C Block licenses there at issue. In doing so, the Bureau stated the grants were made despite lack of full compliance with all applicable foreign ownership rules. Nevertheless, it granted the licenses in order to serve the public interest, conditioned on NextWave restructuring to conform to all applicable foreign ownership rules. On April 10, 1998, NextWave filed a demonstration of compliance and a petition seeking a declaration ruling that, in light of the FCC's implementation of the World Trade Organization's Basic Telecommunications Agreement, NextWave's pre-existing ownership structure complied with all applicable foreign ownership rules. On May 13, 2003, at the FCC's request, NextWave Telecom, Inc. filed with the FCC supplemental ownership information. On July 14, 2003, the FCC's Wireless Telecommunications Bureau and International Bureau issued an Order granting NextWave's petition for declaratory ruling and found that NextWave "has complied fully with the conditions to restructure its indirect foreign ownership within the 25% percent benchmark of Section 310(b)(4) or demonstrate that it is in the public interest to permit it to exceed the benchmark. We therefore remove this and related conditions imposed upon the grant of the C-Block licenses to NextWave." This Order will become a Final Order on August 13, 2003, absent some intervening action by the Commission or a third party.

2. N.Y. Telecom, LLC's Application for Review. On April 2, 2003, N.Y. Telecom, LLC ("N.Y. Telecom") filed an Application for Review of the Bureau's Order, DA 03-617 (rel. March 3, 2003), in which the Bureau ruled that NextWave's five-year construction period had been tolled for a period of 703 days, thereby extending the application construction deadlines by that period. (N.Y. Telecom had previously challenged the sufficiency of NextWave's construction showings, and argues in this Application for Review that the Bureau erred in finding that the construction period was tolled.) NextWave filed an opposition to the Application for Review on April 17, 2003, explaining that the N.Y. Telecom Application for Review is meritless. N.Y. Telecom filed a reply to that opposition on April 28, 2003. This matter remains pending with the FCC.

3. Pursuant to FCC rules, Section 24.237, et seq, Sellers may owe monies to other Broadband PCS carriers as a result of those carriers relocating or otherwise acting to clear incumbent 2 GHz microwave carriers. To date, Sellers have received invoices from other carriers totaling $6,906,160, and have been advised by the PCIA clearinghouse charged with overseeing the microwave clearance program that total invoices (including those referenced above) could amount to $10,304,082. Sellers do not believe that any such arguable obligations constitute an encumbrance or lien on the Licenses, but are agreeing that any alleged encumbrance as a result of these obligations will attach to the proceeds of the Sale and, when allowed by the Bankruptcy Court, be paid in full in cash by the Sellers as administrative claims of their bankruptcy estates.

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                                  SCHEDULE 3.5
                                  ENCUMBRANCES

Sellers incurred obligations to the FCC in connection with the acquisition of the Licenses through competitive bidding processes conducted by the FCC. The transaction contemplated in this Agreement gives rise to payment obligations by Sellers' under Section 1.2111 of the FCC's rules. Due to circumstances arising out of the FCC's cancellation of the Licenses, the precise amount of these obligations due to the FCC has not yet been determined. Both the FCC and BFD Communications Partners, L.P. (the latter as administrative agent and lender under Sellers' debtor-in-possession financing) claim to hold liens on the Licenses. These Encumbrances will be fully released upon Closing of the transaction contemplated in this Agreement.

Pursuant to FCC rules, Section 24.237, et seq, Sellers may owe monies to other
        Broadband PCS carriers as a result of those carriers relocating or otherwise acting to clear incumbent 2 GHz microwave carriers. To date, Sellers have received invoices from other carriers totaling $6,906,160, and have been advised by the PCIA clearinghouse charged with overseeing the microwave clearance program that total invoices (including those referenced above) could amount to $10,304,082. Sellers do not believe that any such arguable obligations constitute an encumbrance or lien on the Licenses, but are agreeing that any alleged encumbrance as a result of these obligations will attach to the proceeds of the Sale and, when allowed by the Bankruptcy Court, be paid in full in cash by the Sellers as administrative claims of their bankruptcy estates.

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


                                  SCHEDULE 8.3

(Defined terms herein shall have the meanings ascribed thereto in the FCC Term Sheet.)

         Subject to the provisions in the third paragraph below, upon (A) entry of a Sale Order which is a Final Order; and receipt of a Final Order from the FCC approving the license transfer applications and any Request filed in connection with any Sale Contract, (B) agreement by the parties in accordance with Section 6 of the FCC Term Sheet; and (C) NextWave's receipt of the NextWave Proceeds (the latest such date, the "Sale Closing Date"), NextWave, for itself and on behalf of any party or person (including, without limitation, any past or present, direct or indirect member, shareholder, owner, and affiliate thereof, and each officer, director, manager, partner, principal, agent, servant, employee, representative, advisor, attorney or creditor) claiming through it or by reason of any damage to NextWave and/or damage resulting from affiliation or in connection with NextWave (the "NextWave Claimants") and all creditors, equity and other interest holders (the "Other Claimants"), forever releases, waives and discharges as against the FCC and/or the United States and each and every past and present, direct or indirect principal, agent, servant, staff, employee, representative, advisor and attorney of the FCC and/or the United States from any and all claims (including derivative claims), obligations, suits, judgments, liens, damages, demands, debts, rights, interests, causes of actions, liabilities, costs and expenses, of any kind, character or nature whatsoever, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, now existing or which the NextWave Claimants or the Other Claimants believe to now exist, or hereafter arising in law, equity and otherwise (i) that are based in whole or in part on any act, omission, transaction, or other occurrence or circumstance existing or occurring prior to the Sale Closing Date solely to the extent, and in the proportionate value related to the Designated Licenses; or (ii) which the NextWave Claimants could assert against the FCC with respect to the FCC Direct Payment on any basis. As set forth in Section 8 (Binding Agreement) of the FCC Term Sheet, it is a condition precedent to the effectiveness of their agreement hereunder that the FCC and the United States also receive releases to the same extent as the foregoing NextWave release from the Other Claimants covering all claims, if any, held by such Other Claimants relating to or arising from the Designated Licenses or the FCC Direct Payment on any basis. NextWave shall (a) provide notice of the Sale (including the settlement with the FCC embodied in the FCC Term Sheet and the proposed releases of the FCC contained herein) to (i) all creditors of the NextWave estates; (ii) all equity and other interest holders of record; and
(iii) all parties requesting notice in the NextWave chapter 11 cases; and (b) publish such notice in the national edition of the Wall Street Journal.

         Subject to the provisions in the third paragraph below, upon (A) the Sale Closing Date; (B) agreement by the parties in accordance with Section 6 of the FCC Term Sheet; (C) entry of a Sale Order which is a Final Order, and receipt of a Final Order from the FCC approving the license transfer applications and any Request filed in connection with any Sale Contract; and (D) receipt by the FCC of the FCC Direct Payment, the FCC and the United States and each and

CINGULAR WIRELESS LLC
EXHIBITS - Purchase Agreement by and between NextWave Telecom Inc., NextWave Personal Communications, Inc., NextWave Partners Inc., NextWave Power Partners Inc., and Cingular Wireless LLC

                                                                   EXHIBIT 10.54


every past and present, direct or indirect principal, agent, servant, staff, employee, representative, advisor and attorney of the FCC and the United States release, acquit, and forever discharge NextWave and each and every past and present, direct or indirect, member, shareholder, owner, and affiliate thereof, and each past and present, direct or indirect, officer, director, manager, partner, principal, agent, servant, employee, representative, advisor, creditor and attorney of NextWave and the Other Claimants, from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses of any kind, character or nature whatsoever, fixed or contingent, liquidated or unliquidated, matured or unmatured, known or unknown, foreseen or unforeseen, in law or equity or otherwise which the FCC and/or the United States may have or claim to have now or which may hereafter arise out of, based in whole or in part on any act, commission, omission, transaction or other circumstances, existing or occurring prior to the Sale Closing Date, solely to the extent related to the Designated Licenses or which the FCC or the United States could assert against the NextWave Proceeds or the Indemnity Proceeds on any basis, except with respect to federal taxes or enforcement of the criminal, environmental or antitrust laws of the United States, or any action by the FCC pursuant to its regulatory authority over NextWave as an FCC licensee, including without limitation its authority under the Communications Act and the FCC rules, regulations, policies and decisions, or with respect to any action or claim related to NextWave's covenant regarding provision of notice set forth in the first paragraph above.

The mutual releases to be granted pursuant to the first and second paragraphs above are limited to matters related to the Designated Licenses, the FCC Direct Payment, the Indemnity Proceeds and the NextWave Proceeds as herein provided. None of the releasing parties set forth in the first and second paragraphs above is releasing any claim with respect to or on account of any matter related to any license or any actions with respect thereto, except to the extent any such claim is related to or on account of the Designated Licenses, provided that for claims not solely related to the Designated Licenses then such releases apply only in the proportion that relates to or is on account of the value of the Designated Licenses or the FCC Direct Payment (excluding the enforcement of federal laws and regulations set forth in the second paragraph above).